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TABLE OF CONTENTS 2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Simon Property Group, Inc.
(Name of Registrant as Specified In Its Charter)

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April 8, 2014

Dear Fellow Stockholders:

Please join me and the entire Board of Directors at our 2014 Annual Meeting of Stockholders on May 15, 2014 at our headquarters in Indianapolis, Indiana. The business to be conducted at the meeting is explained in the attached Notice of Annual Meeting and Proxy Statement.

We are not complacent as a Company; we continue to improve SPG for the benefit of its stockholders. Our 2013 performance was outstanding and I thank our employees for their hard work and dedication.

We hope that after you have reviewed the Proxy Statement you will vote at the meeting in accordance with the Board's recommendations. Thank you for your continued support of our Company. Your vote is important to us and our business. You will find instructions on how to vote on page 2. I look forward to seeing you at the Annual Meeting.

Sincerely,

David Simon
Chairman of the Board and Chief Executive Officer

 NOTICE OF ANNUAL MEETING
 OF STOCKHOLDERS

MAY 15, 2014
8:30 A.M. (EDT)

Simon Property Group Headquarters
225 West Washington Street, Indianapolis, Indiana 46204

ITEMS OF BUSINESS

1.
To elect ten directors, including three directors to be elected by the voting trustees, who vote the Class B common stock,

2.
To hold the annual advisory vote to approve executive compensation,

3.
To ratify and approve the Company's Amended and Restated 1998 Stock Incentive Plan,

4.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2014, and

5.
To transact such other business as may properly come before the meeting.

RECORD DATE

You can vote if you are a stockholder of record on March 14, 2014 (the "Record Date").

ANNUAL REPORT

Our 2013 annual report to stockholders accompanies, but is not part of these proxy materials.

PROXY VOTING

Stockholders as of the Record Date are invited to attend the annual meeting, but if you cannot attend in person, please vote in advance of the meeting by using one of the methods described in the Proxy Statement.

By order of the Board of Directors,

James M. Barkley
Secretary

April 8, 2014

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    1

PLEASE VOTE

It is very important that you vote to play a part in the future of your Company. NYSE rules provide that if your shares are held through a broker, bank or other nominee, they cannot vote on your behalf on non-discretionary matters, without your instruction.

PROPOSALS WHICH REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	BROKER NON-VOTES	ABSTENTIONS	VOTES REQUIRED FOR APPROVAL
1	To elect ten directors, including three directors to be elected by the voting trustees who vote the Class B common stock.	Page 10	FOR all nominees	Do not count	Do not count	Majority of the votes cast. Under our By-Laws, a nominee who receives more AGAINST votes than FOR votes will be required to tender his or her resignation.
2	To hold the annual advisory vote to approve executive compensation.	Page 19	FOR	Do not count	Vote against	Majority of votes cast.
3	To ratify and approve the Amended and Restated 1998 Stock Incentive Plan.	Page 47	FOR	Vote against	Vote against	Majority of the voting shares present in person or by proxy. In addition, the rules of the New York Stock Exchange, or NYSE, require the number of votes cast in favor of Proposal 3 must represent more than 50% of all shares entitled to vote on such proposal.
4	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2014.	Page 57	FOR	Vote for	Vote against	Majority of votes cast.

BY INTERNET USING A COMPUTER	BY TELEPHONE	BY MAIL

Vote 24/7 www.proxyvote.com	Dial toll-free 24/7 1-800-690-6903	Cast your ballot, sign your proxy card and send by pre-paid mail

PLEASE VISIT OUR ANNUAL MEETING WEBSITE:  annualmeeting.simon.com

•
Review and download easy to read versions of our Proxy Statement and Annual Report.

•
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 2     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

PROXY SUMMARY

This proxy summary highlights information which may be contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

ELIGIBILITY TO VOTE (page 60)

You can vote if you were a stockholder of record at the close of business on March 14, 2014.

HOW TO CAST YOUR VOTE (page 2)

You can vote by any of the following methods:

•
Internet: www.proxyvote.com until 11:59 P.M. EDT on May 14, 2014

•
Telephone: 1-800-690-6903 until 11:59 P.M. EDT on May 14, 2014; or

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Mail: Completing, signing and returning your proxy or voting instruction card.

GOVERNANCE OF THE COMPANY (page 6)

•
We pride ourselves on continuing to observe and implement best practices in our corporate governance.

BOARD NOMINEES (page 10)

NAME OF INDEPENDENT DIRECTOR	AGE	OCCUPATION	COMMITTEE MEMBERSHIPS	OTHER PUBLIC COMPANY BOARDS
Melvyn E. Bergstein	72	Retired Chairman of the Board of Diamond Management & Technology Consultants, Inc.	Audit and Compensation	None
Larry C. Glasscock	66	Retired Chairman of WellPoint, Inc.	Lead Independent Director, Audit, Governance and Nominating	Zimmer Holdings, Inc., and Sysco Corporation
Karen N. Horn, Ph.D.	70	Retired President, Global Private Client Services and Managing Director, Marsh, Inc.	Governance and Nominating (Chair)	Eli Lilly & Company, Norfolk Southern Corporation, and T. Rowe Price Mutual Funds
Allan Hubbard	66	Co-Founder and Chief Executive Officer, E&A Industries, Inc.	Compensation, Governance and Nominating	Acadia Healthcare
Reuben S. Leibowitz	66	Managing Member of JEN Partners	Compensation (Chair), Audit	AV Homes, Inc.
Daniel C. Smith, Ph.D.	56	Professor of Marketing at the Kelley School of Business, Indiana University, and President and CEO of the Indiana University Foundation	Compensation, Governance and Nominating	None
J. Albert Smith, Jr.	73	Chairman, Chase Bank in Central Indiana and Managing Director of J.P. Morgan Private Bank	Audit (Chair)	None

NAME OF DIRECTOR	AGE	OCCUPATION	COMMITTEE MEMBERSHIPS	OTHER PUBLIC COMPANY BOARDS
David Simon	52	Chairman of the Board and Chief Executive Officer of the Company	None	Klépierre, S.A.
Richard S. Sokolov	64	President and Chief Operating Officer of the Company	None
Herbert Simon	79	Chairman Emeritus of the Board of the Company	None	The Cheesecake Factory Incorporated

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    3

PROXY SUMMARY

VOTING PROPOSALS		RECOMMENDATION AND PAGE REFERENCE FOR MORE DETAIL
Proposal 1	To elect ten directors, including three directors to be elected by the voting trustees who vote the Class B common stock.	FOR All nominees (page 10)
Proposal 2	To hold the annual advisory vote to approve executive compensation.	FOR (page 19)
Proposal 3	To ratify and approve the Amended and Restated 1998 Stock Incentive Plan.	FOR (page 47)
Proposal 4	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2014.	FOR (page 57)

EXECUTIVE COMPENSATION (page 32)

COMPENSATION DISCLOSURE AND ANALYSIS (page 21)

•
The Committee actively engaged with our stockholders beginning in 2012 and continuing through 2013 regarding our NEO and CEO compensation programs and carefully considered that input as we reviewed and implemented design changes to our executive compensation programs. Our Compensation Committee engaged with stockholders owning more than 58% of our outstanding common shares in face-to-face discussions, conference calls and/or written communications during the following time frames:

•
Between the publication of our 2013 Proxy Statement and the 2013 Annual Meeting,

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Between the 2013 Annual Meeting and the end of 2013, and

•
Early in 2014, prior to the publication of this 2014 Proxy Statement.

•
We modified Mr. Simon's 2011 CEO Retention Agreement to include performance conditions, in addition to the previously-included service-based requirements.

•
We added a "double trigger" vesting requirement to Mr. Simon's 2011 CEO Retention Agreement which requires both a change in control of the Company and a termination based on a material change in the CEO's employment circumstance before any acceleration of the 2011 CEO Retention Agreement.

•
Our Compensation Committee took the following actions with respect to our executive compensation programs:

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We reduced Mr. Simon's 2013-2015 LTIP opportunity,

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We reduced or held flat the performance based LTIP opportunities for the 2013-2015 award cycle for all of our other Named Executive Officers, or "NEOs",

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We decreased the Annual Cash Incentive compensation amounts for our CEO in 2013 and all but one of our other NEOs,

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The 2014 Annual Cash Incentive compensation program opportunities for our CEO and other NEOs are the same as 2013 and are reduced from 2012,

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We reduced Mr. Simon's 2014-2016 LTIP opportunity and the LTIP opportunities for the other NEOs were held generally flat, except for one NEO, and

•
We made no increase to 2014 base salaries for any of our NEOs, including our CEO.

•
During 2013, we also provided additional disclosure related to the processes we follow in determining the performance based awards made under our Annual Cash Incentive compensation program.

 4     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

PROXY SUMMARY

 2011-2013 EXECUTIVE TOTAL DIRECT COMPENSATION MIX (page 25)

We have significantly increased the percentage of performance based compensation for our CEO and other NEOs as shown in our charts below. We increased the alignment of executive compensation with stockholders' interests by focusing on increasing long-term stockholder value.

SAY ON PAY (page 19)

We are asking our stockholders to approve on an advisory basis our executive compensation for 2013.

 RATIFICATION AND APPROVAL OF THE AMENDED AND RESTATED 1998 STOCK INCENTIVE
PLAN (page 47)

RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (page 57)

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    5

 PROXY STATEMENT

This Proxy Statement and accompanying proxy are being provided to stockholders on or about April 10, 2014 in connection with the solicitation by the Board of Directors of Simon Property Group, Inc. ("Simon", "SPG", "we", "us", "our" or the "Company") of proxies to be voted at the 2014 Annual Meeting of Stockholders on May 15, 2014.

CORPORATE GOVERNANCE OF THE COMPANY

BOARD LEADERSHIP STRUCTURE

We recently revised our Governance Principles to strengthen the Lead Independent Director role and our Independent Directors appointed a new Lead Independent Director to succeed our long-standing Lead Independent Director.

The Lead Independent Director presides over the regularly conducted executive sessions of the Independent Directors, sets Board agendas and facilitates interactions between the Independent Directors and the senior management team.

•
In March of 2014 Larry C. Glasscock was appointed by our Independent Directors to serve as our Lead Independent Director. David Simon has served since 2007 as the Chairman of the Board of Directors and Chief Executive Officer. The Board of Directors continues to believe that having David Simon fill these two leadership roles is an appropriate and efficient leadership structure. Together with our Lead Independent Director, the combination of the Chairman and Chief Executive Officer roles facilitates clear leadership, responsibility and accountability, effective decision-making and a cohesive corporate strategy.

•
7 of our 10 Directors are independent under the rules set forth in the NYSE listed company rules.

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All of the members of the Audit Committee, Governance and Nominating Committee, and Compensation Committee are Independent Directors.

SUMMARY OF BOARD EXPERIENCE

	M. BERGSTEIN	L. GLASSCOCK	K. HORN	A. HUBBARD	R. LEIBOWITZ	A. SMITH	D. SMITH	D. SIMON	R. SOKOLOV	H. SIMON
High level of financial literacy and capital market experience	X	X	X		X	X		X
Relevant Chief Executive Officer/President Experience	X	X	X	X	X	X		X	X
Retail real estate or commercial real estate		X			X	X		X	X	X
Broad international exposure	X		X	X			X	X		X
Marketing/marketing-related technology experience	X						X
Governmental or geopolitical expertise			X	X					X
Risk oversight/management expertise	X	X	X	X	X	X	X	X	X	X

THE BOARD OF DIRECTORS BELIEVES THAT ITS MEMBERS SHOULD:

• exhibit high standards of independent judgment and integrity; • have a strong record of achievements; • have an understanding of our business and the competitive environment in which we operate;	• have diverse experiences and backgrounds; and • be committed to enhancing stockholder value on a long-term basis and have sufficient time to carry out their duties.

 6     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

CORPORATE GOVERNANCE OF THE COMPANY

In addition, the Board of Directors has determined that the Board as a whole should strive to have the right mix of characteristics and skills necessary to effectively perform its oversight responsibilities. The Board believes that directors with one or more of the following skills can assist in meeting this goal:

• leadership of large and complex organizations; • accounting and finance; • e-commerce related internet based businesses; • capital markets; • retail marketing; • strategic planning;	• relevant industries; • real estate acquisitions, development and operations; • banking, legal and corporate governance; • government and governmental relationships; and • international business.

BOARD'S ROLE IN OVERSIGHT OF RISK MANAGEMENT

While risk management is primarily the responsibility of our management, the Board of Directors provides overall risk oversight focusing on the most significant risks we face. We have implemented a Company-wide enterprise risk management process to identify and assess the major risks we face and develop strategies for controlling, mitigating and monitoring risk. As part of this process, we gather information throughout our Company to identify and prioritize these major risks. The identified risks and risk mitigation strategies are validated with management and discussed with the Audit Committee on an ongoing basis.

The Audit Committee reviews our risk management programs and reports on these items to the full Board. Our Vice President of Audit Services is responsible for supervising the enterprise risk management process and in that role reports directly to the Audit Committee. Other members of senior management who have responsibility for designing and implementing various aspects of our risk management process also regularly meet with the Audit Committee. The Audit Committee discusses our identified financial and operational risks with our Chief Executive Officer and Chief Financial Officer and receives reports from other members of senior management with regard to our identified risks.

The Compensation Committee is responsible for overseeing any risks relating to our compensation policies and practices. Specifically, the Compensation Committee oversees the design of incentive compensation arrangements of our executive officers to implement our pay-for-performance philosophy without encouraging or rewarding excessive risk taking by our executive officers.

Our management regularly conducts additional reviews of risks, as needed, or as requested by the Board or Audit Committee.

DIRECTOR INDEPENDENCE

The Board has adopted standards to assist it in making determinations of director independence. These standards incorporate, and are consistent with, the definition of "independent" contained in the New York Stock Exchange listing rules. These standards are included in our Governance Principles, which are available at governanceprinciples.simon.com. The Board has amended and restated the Governance Principles to strengthen the role of the Lead Independent Director (see page 14 for more information). The Board has affirmatively determined that each of the persons nominated for election as directors by the holders of voting shares meets these standards and is independent.

David Simon, Richard Sokolov and Herbert Simon are our employees and are not considered Independent Directors.

POLICIES ON CORPORATE GOVERNANCE

Good corporate governance is important to ensure that the Company is managed for the long-term benefit of its stockholders and to enhance the creation of long-term stockholder value. Each year, the Board or one of its committees reviews our Governance Principles, the written charters for each of the Board's standing committees at committeecomposition.simon.com and our Code of Business Conduct and Ethics at codeofconduct.simon.com. The current version of each of these documents is available by clicking on any of the previous links or by visiting www.simon.com, in the Investors/Corporate Governance section at investors.simon.com, or by requesting a copy in print without charge upon written request to our Secretary at 225 West Washington Street, Indianapolis, Indiana 46204.

We will also either disclose on Form 8-K and/or post on our Internet website any substantive amendment to, or waiver from, a provision of the Code of Business Conduct and Ethics that applies to any of our directors or executive officers.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    7

CORPORATE GOVERNANCE OF THE COMPANY

MAJORITY VOTE STANDARD FOR ELECTION OF DIRECTORS

Our By-Laws provide for a majority voting standard for the election of directors. This means that any director who, in an uncontested election, receives a greater number of "against" votes than "for" votes must promptly tender his or her resignation to the Board of Directors, subject to its acceptance. The Governance and Nominating Committee will promptly consider the tendered resignation and recommend to the Board whether to accept or reject it. Both the Governance and Nominating Committee and the Board may consider any factors they deem appropriate and relevant to their actions.

The Board will act on the tendered resignation, taking into account the Governance and Nominating Committee's recommendation. The affected director cannot participate in any part of the process. We will publicly disclose the Board's decision by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication within 90 days after the vote is certified.

In a contested election (in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the votes cast by the holders of shares entitled to vote on the election of directors, provided a quorum is present.

NOMINATIONS FOR DIRECTORS

The Governance and Nominating Committee will consider director nominees recommended by stockholders in accordance with the requirements of our By-Laws. A stockholder who wishes to recommend a director candidate should send such recommendation to our Secretary at 225 West Washington Street, Indianapolis, Indiana 46204, who will forward it to the Governance and Nominating Committee. Any such recommendation should include a description of the candidate's qualifications for Board service, the candidate's written consent to be considered for nomination and to serve if nominated and elected, and addresses and telephone numbers for contacting the stockholder and the candidate for more information. A stockholder, who wishes to nominate an individual as a director candidate at the annual meeting of stockholders, rather than recommend the individual to the Governance and Nominating Committee as a nominee, shall comply with the requirements described above and in addition must comply with the advance notice requirements for stockholder nominations set forth in our By-Laws.

Our Governance Principles provide that all candidates for election as members of the Board should possess high personal and professional ethics, integrity and values and be committed to representing the long-term interests of our stockholders and otherwise fulfilling the responsibilities of directors as described in our Governance Principles. Our Governance Principles further provide that our directors should not serve on more than four boards of public companies, including our Board, unless the Board or Governance and Nominating Committee determines that serving on more than four public company boards does not impair the ability of the director to serve as an effective member of our Board. In recommending candidates to the Board for election as directors, the Governance and Nominating Committee will consider the foregoing minimum qualifications as well as each candidate's credentials, keeping in mind our desire, as stated in our Governance Principles, to have a Board representing diverse experiences and backgrounds, as well as expertise in or knowledge of specific areas that are relevant to our business activities.

COMMUNICATIONS WITH THE BOARD

The Board has implemented a process by which our stockholders and other interested parties may communicate with one or more members of our Board, its committees or the Independent Directors as a group in a writing addressed to Simon Property Group, Inc., Board of Directors, c/o Secretary, 225 West Washington Street, Indianapolis, Indiana 46204. The Board has instructed our Secretary to promptly forward all such communications to the specified addressees thereof.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our directors, executive officers and beneficial owners of more than 10% of our capital stock to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based on our records and other information, we believe that during the year ended December 31, 2013 all applicable Section 16(a) filing requirements were met.

TRANSACTIONS WITH RELATED PERSONS POLICY

On an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire which requires disclosure of any transactions with us in which the director or executive officer, or any member of his or her immediate family, has an interest. Pursuant to our Code of Business Conduct and Ethics at codeofconduct.simon.com, which is also available in the Corporate Governance section at investors.simon.com, the Audit Committee must review and approve all related person transactions

 8     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

CORPORATE GOVERNANCE OF THE COMPANY

in which any executive officer, director, director nominee or more than 5% stockholder of the Company, or any of their immediate family members, has a direct or indirect material interest. Pursuant to the charter of the Audit Committee, which is available in the Corporate Governance section at investors.simon.com, the Audit Committee may not approve a related person transaction unless (1) it is in or not inconsistent with our best interests and (2) where applicable, the terms of such transaction are at least as favorable to us as could be obtained from an unrelated third party. Our Charter requires that at least a majority of our directors be neither our employees nor members or affiliates of the Simons. Our Charter further requires that transactions involving us in our capacity as general partner of the Operating Partnership, in which any of the Simons has an interest must, in addition to any other vote that may be required, be approved in advance by a majority of such "Independent Directors." We currently have seven Independent Directors serving on the Board.

Our General Counsel is charged with reviewing any conflict of interest involving any other employee.

TRANSACTIONS WITH THE SIMONS

We have managed since 1993 two shopping centers which are owned by entities in which David Simon and Herbert Simon have ownership interests that were not contributed to our majority owned subsidiary, Simon Property Group, L.P., or the "Operating Partnership", pursuant to management agreements that provide for our receipt of a management fee and reimbursement of our direct and indirect costs. In addition, in 2013 we assisted Melvin Simon & Associates, Inc., or MSA, and certain of its affiliates with placement of the property and casualty insurance programs required for certain retail and other commercial buildings and improvements owned by MSA or its affiliates. In 2013, we received $4,509,668 in fees and reimbursements from MSA and its affiliates for rendering management and insurance-related services to MSA and its affiliates. These agreements have been reviewed and approved by the Audit Committee.

We reimbursed David Simon $1,150,036 for the business use of his personal aircraft. In addition, we reimbursed MSA $171,550 for maintenance, pilot and other support services that MSA provided with respect to our use of David Simon's personal aircraft. Our reimbursement for use of David Simon's personal aircraft is based upon a below market hourly cost of operating the aircraft and the verified number of hours of our business use, plus reimbursement for certain out-of-pocket expenses. These reimbursements were reviewed and approved by the Audit Committee.

We provide MSA with office space and legal, human resource administration, property specific financing and other support services and MSA paid us $600,000 for these services in 2013, which is net of our reimbursement for Herbert Simon for costs incurred to operate his personal aircraft when used for business purposes. The payments and reimbursements were reviewed and approved by the Audit Committee.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    9

PROPOSAL 1:      Election of Directors

The Board of Directors currently consists of ten members. Based on the recommendation of the Governance and Nominating Committee, the Board has nominated the following seven persons listed as "Nominees for Director to be Elected by Holders of Voting Shares." All of the nominees are current directors.

The voting trustees who vote the Class B common shares have nominated the three persons listed below as "Nominees for Director to be Elected by the Voting Trustees Who Vote the Class B Common Stock". All of the nominees are currently Class B directors.

Our employment agreement with Richard Sokolov contemplates that he will be elected to the Board of Directors, and the voting trustees who vote the Class B common shares have agreed to elect Richard Sokolov to the Board. The voting trustees have an agreement requiring that each of them vote for each other as Class B director nominees.

We expect each nominee for election as a director will be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees.

The names, principal occupations and certain other information about the nominees for director, as well as key experiences, qualifications, attributes and skills that led the Governance and Nominating Committee to conclude that such person is currently qualified to serve as a director, are set forth on the following pages.

NOMINEES FOR DIRECTORS TO BE ELECTED BY HOLDERS OF VOTING SHARES

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE FOLLOWING INDEPENDENT DIRECTOR NOMINEES:

Melvyn E. Bergstein Age: 72 Director since: 2001 Committees Served: Audit, Compensation Other Public Directorships: None	Larry C. Glasscock Age: 66 Director since: 2010 Committees Served: Lead Independent Director, Audit, Governance and Nominating Other Public Directorships: Zimmer Holdings, Inc. and Sysco Corporation

Chairman of the Board of Directors of Diamond Management & Technology Consultants, Inc., or Diamond, a management and advisory firm, from 2006 until November 2010, at which time Diamond was sold to PricewaterhouseCoopers LLC. Previously served as Chairman and CEO of Diamond and its predecessors, Diamondcluster, Inc. and Diamond Technology Partners, Inc. since its founding in 1994. From 1968 to 1989, Mr. Bergstein served in several capacities with Arthur Andersen & Co.'s consulting division (now Accenture).

 SPECIFIC QUALIFICATIONS AND EXPERIENCE OF PARTICULAR RELEVANCE TO OUR COMPANY
As the co-founder of a publicly-held consulting company of which he served as its chairman and chief executive officer or the chairman and chief executive officer of its predecessors for twelve years, Mr. Bergstein has gained experience in finance, investor relations, compensation and strategic planning. He served on the board of Arthur Andersen & Co. from 1986 until he resigned from the firm in 1989. During that time, he was elected chairman of the Consulting Oversight Committee of the Andersen Board. Early in his Andersen career, he became a CPA in the State of New Jersey (1972). He serves on our Audit Committee and Compensation Committee. The Board of Directors has determined that he is an "audit committee financial expert".
Former Chairman of WellPoint, Inc., a healthcare insurance company, from November 2005 to March 2010. Mr. Glasscock also served as President and Chief Executive Officer of WellPoint, Inc. from 2004 to 2007. Mr. Glasscock previously served as Chairman, President and Chief Executive Officer of Anthem, Inc. from 2003 to 2004 and served as President and Chief Executive Officer of Anthem, Inc. from 2001 to 2003. Mr. Glasscock previously served as a director of WellPoint, Inc.

 SPECIFIC QUALIFICATIONS AND EXPERIENCE OF PARTICULAR RELEVANCE TO OUR COMPANY
Mr. Glasscock served as the chief executive officer of the nation's leading health benefits company for many years. He has experience in leading a large public company, setting and implementing strategic plans, developing and implementing turnaround and growth strategies, and developing talent and participating in successful leadership transitions. Mr. Glasscock also has experience leading acquisitions of companies, particularly over the last 10 years. In addition, he also worked in financial services for 20 years, and can identify meaningful metrics to assess a company's performance. He also serves, and has served, for over 15 years as a director of other public companies. Mr. Glasscock serves as our Lead Independent Director and serves on our Governance and Nominating Committee and Audit Committee and has been designated an "audit committee financial expert".

 10     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

PROPOSAL 1:      Election of Directors

Karen N. Horn, Ph.D.
Age: 70
Director since: 2004
Committees Served: Governance and Nominating (Chair)
Other Public Directorships: Eli Lilly and Company, Norfolk Southern Corporation, T. Rowe Price Mutual Funds	Allan Hubbard Age: 66 Director since: 2009 Committees Served: Compensation, Governance and Nominating Other Public Directorships: Acadia Healthcare

Retired President, Global Private Client Services and Managing Director, Marsh, Inc., a subsidiary of MMC, having served in these positions from 1999 to 2003. Prior to joining Marsh, she was Senior Managing Director and Head of International Private Banking at Bankers Trust Company; Chairman and Chief Executive Officer, Bank One, Cleveland, N.A.; President of the Federal Reserve Bank of Cleveland; Treasurer of Bell of Pennsylvania; and Vice President of First National Bank of Boston. Ms. Horn has served as Senior Managing Director of Brock Capital Group, a corporate advisory and investment banking firm, since 2003. She is also Vice Chairman of the U.S.-Russia Foundation and a member of the board of the National Bureau of Economic Research. She previously served as a director of Georgia-Pacific Corporation and Fannie Mae.

 SPECIFIC QUALIFICATIONS AND EXPERIENCE OF PARTICULAR RELEVANCE TO OUR COMPANY
Dr. Horn has more than 30 years of experience in international finance and management, including her service as president of the Federal Reserve Bank of Cleveland and as a senior executive of a number of financial institutions. These experiences provide her with expertise in financial management and economic policy and an in-depth knowledge of the capital markets in which we actively participate. Dr. Horn serves as a director of several other publicly-held companies. She is a member of our Governance and Nominating Committee which she chairs.
Co-Founder, Chairman and Chief Executive Officer of E&A Industries, Inc., a privately-held holding company which acquires and operates established manufacturing companies. Mr. Hubbard served as Assistant to the President for Economic Policy and director of the National Economic Council for the George W. Bush administration. He also served as Executive Director of the President's Council of Competitiveness for the George H.W. Bush administration. Mr. Hubbard previously served as a director of WellPoint, Inc., PIMCO Equity Series and PIMCO Equity Series VIT.

 SPECIFIC QUALIFICATIONS AND EXPERIENCE OF PARTICULAR RELEVANCE TO OUR COMPANY
Mr. Hubbard has more than 30 years' experience as an entrepreneur having founded and led a company that acquires and grows companies in North America and Europe. He served on the board of directors of a major, publicly-held healthcare company for a number of years during which time he served on that board's audit, compensation and governance committees. Mr. Hubbard also has extensive government and economic policy experience having held key economic positions in the administrations of two U.S. Presidents. He is an honors graduate of Harvard Business School with an emphasis in finance and an honors graduate of Harvard Law School. Mr. Hubbard serves on our Compensation Committee and Governance and Nominating Committee.
Reuben S. Leibowitz Age: 66 Director since: 2005 Committees Served: Compensation (Chair), Audit Other Public Directorships: AV Homes Inc.	Daniel C. Smith, Ph.D. Age: 56 Director since: 2009 Committees Served: Compensation, Governance and Nominating Other Public Directorships: None

Managing Member of JEN Partners, a private equity firm, since 2005. Mr. Leibowitz was a Managing Director of Warburg Pincus from 1984 to 2005. He was a director of Chelsea Property Group, Inc. from 1993 until it was acquired by the Company in 2004.

 SPECIFIC QUALIFICATIONS AND EXPERIENCE OF PARTICULAR RELEVANCE TO OUR COMPANY
Mr. Leibowitz led a major private equity firm's real estate activities for many years and in that role was responsible for developing long-term corporate strategies. Mr. Leibowitz practiced 15 years as a CPA, including a number of years specializing in tax issues, and is an attorney. He has an in-depth understanding of our Premium Outlets® platform having served as a director of Chelsea Property Group, the publicly-held company we acquired in 2004. He serves on our Audit Committee and Compensation Committee which he chairs. He has been designated as an "audit committee financial expert".
Professor of Marketing at the Kelley School of Business, Indiana University and President and CEO of the Indiana University Foundation. Served as Dean of the Kelley School from 2005 - 2012. Dr. Smith joined the faculty of the Kelley School in 1996 and has served as Chair of the Marketing Department, Chair of the MBA Program, and Associate Dean of Academic Affairs.

 SPECIFIC QUALIFICATIONS AND EXPERIENCE OF PARTICULAR RELEVANCE TO OUR COMPANY
Dr. Smith has spent over 30 years teaching, conducting research, and consulting in the areas of marketing strategy, brand management, financial management, compensation, human resource development and corporate governance. He served as Dean of one of the country's top-rated and largest business schools, and now is the CEO of one of the nation's largest university foundations with $2.0 billion of assets. Both as Dean and Foundation CEO, he was/is responsible for financial oversight and long term financial planning, hiring and retention policies, compensation policies, public relations and overall long term strategy. He serves on our Governance and Nominating Committee and Compensation Committee.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    11

PROPOSAL 1:      Election of Directors

J. Albert Smith, Jr. Age: 73 Director since: 1993 Committees Served: Audit (Chair) Other Public Directorships: None

Chairman, Chase Bank in Central Indiana since 2014 and Managing Director of J.P. Morgan Private Bank since 2005. Mr. Smith was President of Bank One Central Indiana from 2001 to 2005; Managing Director of Banc One Corporation from 1998 to 2001; President of Bank One, Indiana, NA from 1994 to 1998; and President of Banc One Mortgage Corporation from 1974 to 1994.

 SPECIFIC QUALIFICATIONS AND EXPERIENCE OF PARTICULAR RELEVANCE TO OUR COMPANY
Mr. Smith has served as Chairman, president and managing director of the Midwest operations of a major financial institution for a number of years during which time he has been involved in real estate lending activities. Through these experiences he has developed expertise in financial management and credit markets. He served as our Lead Independent Director until March 2014 and is a member of our Audit Committee which he chairs. He has been designated an "audit committee financial expert".

 12     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

PROPOSAL 1:      Election of Directors

 NOMINEES FOR DIRECTOR TO BE ELECTED BY THE VOTING TRUSTEES WHO VOTE THE CLASS B COMMON STOCK

David Simon Class B Director Nominee Age: 52 Director since: 1993 Other Public Directorships: Klépierre, S.A.	Richard S. Sokolov Class B Director Nominee Age: 64 Director since: 1996 Other Public Directorships: None

Chairman of the Board of the Company since 2007 and Chief Executive Officer of the Company or its predecessor since 1995; a director of the Company or its predecessor since its incorporation in 1993. President of the Company's predecessor from 1993 to 1996. From 1988 to 1990, Mr. Simon was Vice President of Wasserstein Perella & Company. From 1985 to 1988, he was an Associate at First Boston Corp. He is the son of the late Melvin Simon and the nephew of Herbert Simon.

 SPECIFIC QUALIFICATIONS AND EXPERIENCE OF PARTICULAR RELEVANCE TO OUR COMPANY
David Simon has served as our Chief Executive Officer or the chief executive officer of our predecessor for 19 years. During that time he has provided leadership in the development and execution of our successful growth strategy, overseeing numerous strategic acquisitions that have been consolidated into what is recognized as the nation's leading retail real estate company. He gained experience in mergers and acquisitions while working at major Wall Street firms before joining his father and uncle. Mr. Simon serves on the National Association of Real Estate Investment Trusts' board of governors which gives him an industry-wide perspective that extends beyond our own operations.
President and Chief Operating Officer and a director of the Company or its predecessor since 1996. President and Chief Executive Officer of DeBartolo Realty Corporation from its incorporation in 1994 until it merged with our prececessors in 1996. Mr. Sokolov joined its predecessor, The Edward J. DeBartolo Corporation, in 1982 as Vice President and General Counsel and was named Senior Vice President, Development and General Counsel in 1986.

 SPECIFIC QUALIFICATIONS AND EXPERIENCE OF PARTICULAR RELEVANCE TO OUR COMPANY
Richard S. Sokolov has served as our President and Chief Operations Officer since 1996 immediately following our acquisition of DeBartolo Realty Corporation. Mr. Sokolov had served as chief executive officer and president of DeBartolo Realty Corporation and senior vice president development and general counsel of its predecessor operations for a number of years. Mr. Sokolov serves as a trustee and a member of the Nominating Committee of the International Council of Shopping Centers, the leading industry organization for retail real estate companies.
Herbert Simon Class B Director Nominee Age: 79 Director since: 1993 Other Public Directorships: The Cheesecake Factory Incorporated

Chairman Emeritus of the Board of the Company since 2007. Co-Chairman of the Board of the Company or its predecessor from 1995 to 2007. Mr. Simon was Chief Executive Officer and a director of the Company's predecessor from its incorporation in 1993 to 1995. He also serves on the Board of Governors for the National Basketball Association and as Chairman of the Board of MSA.

 SPECIFIC QUALIFICATIONS AND EXPERIENCE OF PARTICULAR RELEVANCE TO OUR COMPANY
Herbert Simon is our co-founder and Chairman Emeritus. The retail real estate business that he and his brother, the late Melvin Simon, started decades ago established the foundation for all of our current operations and record of achievement. Mr. Simon's leadership of the Indiana Pacers NBA basketball franchise has led to his service on the board of directors of the National Basketball Association.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    13

PROPOSAL 1:      Election of Directors

 MEETINGS AND COMMITTEES OF THE BOARD

ALL OF OUR DIRECTORS ATTENDED 100% OF BOARD AND COMMITTEE MEETINGS

MEETINGS AND ATTENDANCE

Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board of Directors are kept informed of our business through discussions with our Chairman and Chief Executive Officer, other executive officers and our Lead Independent Director, by reviewing materials provided to them, by visiting our offices and properties, and by participating in meetings of the Board and its committees. Directors are also expected to use reasonable efforts to attend the annual meeting of stockholders.

•
All directors attended the 2013 annual meeting. During 2013, the Board of Directors met six times. The Board conducts many of its oversight responsibilities through its Audit Committee, Compensation Committee, and Governance and Nominating Committee.

•
During 2013, our directors participated in 100% of the aggregate number of meetings of the Board and the committees on which they serve.

EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS

The Independent Directors meet in executive session without management present in connection with each regularly scheduled Board meeting. During 2013, the Independent Directors held four executive sessions. The Lead Independent Director presides over these executive sessions.

The name of the current Lead Independent Director is posted in the Corporate Governance Section at investors.simon.com. The Board's Lead Independent Director is appointed by the Independent Board members and the effectiveness of the Lead Independent Director shall be discussed in the Proxy Statement provided to stockholders in connection with each annual meeting.

In March, 2014, we amended and restated our Governance Principles to strengthen the role of the Lead Independent Director. The Lead Independent Director performs the duties specified in these Governance Principles and such other duties as are assigned from time to time by the Independent Directors of the Board.

Under these Governance Principles, the Lead Independent Director is empowered to:

•
preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the Independent Directors;

•
serve as a liaison between the Chairman and the Independent Directors;

•
approve information sent to the Board;

•
approve meeting agendas for the Board;

•
approve meeting schedules to assure there is sufficient time for discussion of all agenda items;

•
call meetings of the Independent Directors;

•
if requested by major stockholders, ensures that he or she is available for consultation and direct communication; and

•
retain outside advisors and consultants to report directly to the Board on Board-wide matters.

 14     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

PROPOSAL 1:      Election of Directors

COMMITTEE FUNCTION AND MEMBERSHIP

THE AUDIT COMMITTEE

Members: J. Albert Smith, Jr. (Chair) Melvyn E. Bergstein Larry C. Glasscock Reuben S. Leibowitz 9 meetings during 2013, Audit Committee members attended 100% of the meetings.	The Audit Committee assists the Board in monitoring the integrity of our financial statements, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function and our compliance with legal and regulatory requirements. The Audit Committee has sole authority to appoint, or replace our independent registered public accounting firm and pre-approves the auditing services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms thereof. The Audit Committee has authority to retain legal, accounting or other advisors. The Audit Committee reviews and discusses with management and our independent registered public accounting firm our annual audited financial statements, our quarterly earnings releases and financial statements, significant financial reporting issues and judgments made in connection with the preparation of our financial statements and any major issues regarding the adequacy of our internal controls. It also issues the report on its activities which appears on page 57 of this Proxy Statement. The charter of the Audit Committee requires that each member meet the independence and experience requirements of the NYSE, the Exchange Act and the rules and regulations of the Securities and Exchange Commission.

The Board of Directors has determined that each of the current members of the Audit Committee qualifies as an "audit committee financial expert" as defined by rules of the Securities and Exchange Commission.

THE COMPENSATION COMMITTEE

Members: Reuben S. Leibowitz (Chair) Melvyn E. Bergstein Allan Hubbard Daniel C. Smith, Ph.D. 8 meetings during 2013, Compensation Committee members attended 100% of the meetings.	The Compensation Committee (1) sets remuneration levels for our executive officers, (2) reviews significant employee benefit programs, (3) establishes and administers our executive compensation programs and our stock incentive plan, (4) discusses with management the Compensation Discussion and Analysis, and, if appropriate, recommends its inclusion in our annual report on Form 10-K and Proxy Statement, and (5) issues the report on its activities which appears on page 19 of this Proxy Statement. The charter of the Compensation Committee requires that each member meet the independence requirements of the NYSE and the rules and regulations of the Securities and Exchange Commission.

The Compensation Committee has authority to retain the advice and assistance of compensation consultants and legal, accounting or other advisors. The committee retained its current consultant, Semler Brossy Consulting Group, LLC, in December 2011. Semler Brossy does not provide any other services to management of the Company. The consultant assists the committee in the review and design of our executive compensation programs. No member of the Compensation Committee during 2013 was an officer, employee or former officer of us or any of our subsidiaries or had any relationship requiring disclosure in this Proxy Statement pursuant to Securities and Exchange Commission regulations. None of our executive officers served as a member of a compensation committee or a director of another entity under the circumstances requiring disclosure in this Proxy Statement pursuant to Securities and Exchange Commission regulations.

THE GOVERNANCE AND NOMINATING COMMITTEE

Members: Karen N. Horn, Ph.D. (Chair) Larry C. Glasscock Allan Hubbard Daniel C. Smith, Ph.D. 4 meetings during 2013, Governance and Nominating Committee members attended 100% of the meetings.	The Governance and Nominating Committee nominates persons to serve as directors and, in accordance with our Governance Principles, proscribes appropriate qualifications for Board members. The committee develops and recommends to the Board the Governance Principles applicable to the Company and the Board, leads the Board in its annual evaluation of the Board's performance, oversees the assessment of the independence of each director, reviews compliance with stock ownership guidelines and makes recommendations regarding compensation for non-employee directors. Members of the Governance and Nominating Committee are responsible for screening director candidates, but may solicit advice from our Chief Executive Officer and other members of the Board. The Governance and Nominating Committee has the authority to retain legal, accounting or other advisors, and has sole authority to approve the fees and other terms and conditions associated with retaining any such external advisors. The charter of the Governance and Nominating Committee requires that each member meet the independence requirements of the NYSE.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    15

PROPOSAL 1:      Election of Directors

 DIRECTOR COMPENSATION

COMPENSATION OF INDEPENDENT DIRECTORS

The Board of Directors believes that competitive compensation arrangements are necessary to attract and retain qualified Independent Directors. The key components of our current Independent Director compensation program are an annual cash retainer, cash fees for meeting attendance, annual restricted stock grants and additional compensation to committee chairs and the Lead Independent Director.

During 2013, we paid each Independent Director an annual cash retainer of $70,000 and restricted stock award with a grant date value of $82,500. We also paid each Independent Director a fee of $2,000 for attending each Board meeting and $1,500 for attending each committee meeting.

Independent Directors who serve as chairpersons of standing committees receive an additional annual cash fee of $10,000 and a restricted stock award with a grant date value of $10,000 (in the case of the Audit and Compensation Committees) or $7,500 and a restricted stock award with a grant date value of $7,500 (in the case of the Governance and Nominating Committee). In addition, the Lead Independent Director receives an annual cash fee of $12,500 and a restricted stock award with a grant date value of $12,500.

DIRECTOR OWNERSHIP GUIDELINES

We have a stringent stock retention policy that further aligns our Board of Directors' interests with our stockholders. Each of our Independent Directors is required to own not less than 3,000 shares of our common stock or units of the Operating Partnership within two years after he or she is initially elected to the Board and not less than 5,000 shares of our common stock within three years from such date. At current market prices, these guidelines equate to 6 times and 11 times of our annual cash retainer, respectively.

In addition, our Independent Directors are required to hold vested restricted stock awards, together with all dividends paid on such awards, in the director account of our deferred compensation plan until the director retires, dies or becomes disabled, or otherwise no longer serves as a director.

Any director who is prohibited by law or by applicable regulation of his or her employer from having an ownership interest in our securities will be exempt from this requirement until the restriction is lifted, at which time he or she will have the following two-year and three-year periods to comply with the ownership guidelines. Stock options and unvested shares of restricted stock do not count toward these goals. As of March 14, 2014, all of our Independent Directors were in compliance with the ownership guidelines.

2013 INDEPENDENT DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation we paid to our Independent Directors for 2013:

NAME (a)(1)	FEES EARNED OR PAID IN CASH ($) (b)	STOCK AWARDS(2) ($) (c)	TOTAL ($) (h)

Melvyn E. Bergstein	112,000	82,500	194,500
Larry C. Glasscock	101,500	82,500	184,000
Karen N. Horn Ph.D.	95,500	90,000	185,500
Allan Hubbard	104,500	82,500	187,000
Reuben S. Leibowitz	122,000	92,500	214,500
Daniel C. Smith, Ph.D.	104,500	82,500	187,000
J. Albert Smith, Jr.	118,000	105,000	223,000
(1)
David Simon, Richard S. Sokolov and Herbert Simon, who were also directors during 2013, are not included in this table because they did not receive any additional compensation for their service as directors. In 2013, Herbert Simon received $100,000 in employment compensation for his service as our Chairman Emeritus. The compensation received by David Simon and Richard Sokolov is shown in the Summary Compensation Table in the Proxy Statement.

(2)
Represents the ASC 718 grant date fair value of the restricted stock awards to the directors. Restricted stock awards granted to directors must be held in the director deferred compensation account and dividends on the restricted shares must be reinvested in additional shares of common stock which also must be held in the director deferred compensation account. Two of our directors elected to defer their cash compensation and reinvest it in common stock beginning in the first quarter of 2014. These shares are the only other assets in the director deferred compensation account.

The following table sets forth the aggregate number of shares of our restricted common stock held by each Independent Director as of December 31, 2013.

NAME OF INDEPENDENT DIRECTOR	NUMBER OF SHARES OF RESTRICTED STOCK(1)

Melvyn E. Bergstein	11,058
Larry C. Glasscock	2,811
Karen N. Horn, Ph.D.	9,887
Allan Hubbard	4,300
Reuben S. Leibowitz	8,164
Daniel C. Smith, Ph.D.	4,300
J. Albert Smith, Jr.	13,350
(1)
The amounts shown above do not include shares acquired from the reinvestment of dividends which is required and as explained in footnote (2) above and do not include other shares owned by non-employee Directors. See, Ownership of Equity Securities of the Company by Directors and Officers on page 17.

 16     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

PROPOSAL 1:      Election of Directors

 OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY BY DIRECTORS AND EXECUTIVE OFFICERS

As of March 14, 2014, the director nominees and executive officers identified below:

•
Owned beneficially the indicated number and percentage of common shares and Class B common stock treated as a single class; and

•
Owned beneficially the indicated number and percentage of units which are exchangeable for common shares on a one-for-one basis or cash, as determined by the Company. The number of units includes earned and fully vested performance based LTIP units which are convertible at the option of the holder into units on a one-for-one basis.

Unless otherwise indicated in the footnotes to the table, shares or units are owned directly and the indicated person has sole voting and investment power.

	SHARES AND UNITS BENEFICIALLY OWNED		UNITS BENEFICIALLY OWNED
NAME	NUMBER(1)(2)	PERCENT(3)	NUMBER	PERCENT(4)	ADDITIONAL INFORMATION

David Simon	26,701,762	7.95%	25,126,042	6.91%	Includes common shares, shares of Class B common stock and units beneficially owned by the MSA group. See "PRINCIPAL STOCKHOLDERS."
Melvyn E. Bergstein	27,489	*	—	—
Larry C. Glasscock	6,536	*	—	—
Karen N. Horn, Ph.D.	12,008	*	—	—
Allan Hubbard	8,631	*	—	—
Reuben S. Leibowitz	30,190	*	—	—	Does not include 6,000 shares of common stock held by charitable foundations of which Mr. Leibowitz is an officer or trustee. Mr. Leibowitz disclaims beneficial ownership of these shares.
Daniel C. Smith, Ph.D.	6,408	*	—	—
J. Albert Smith, Jr.	32,414	*	—	—
Herbert Simon	26,701,762	7.95%	25,126,042	6.91%	Includes common shares, shares of Class B common stock and units beneficially owned by the MSA group. See "PRINCIPAL STOCKHOLDERS."
Richard S. Sokolov	534,353	*	186,407	*
Stephen E. Sterrett	201,746	*	107,040	*	Includes 32,000 vested LTIP units owned by a trust for the benefit of Mr. Sterrett's spouse who also serves as trustee of the trust. Mr. Sterrett disclaims beneficial ownership of these LTIP units.
James M. Barkley	196,328	*	107,040	*
David J. Contis	26,163	*	—	—
All Directors and executive officers as a group (13 people)	27,784,028	8.27%	25,526,529	7.02%	Does not include 4,172,426 units beneficially owned by or for the benefit of Simon family members as to which members of the MSA group do not have voting or dispositive power.
*
Less than one percent

(1)
Includes the following common shares that may be issued upon exchange of units (including vested LTIP units) held by the following persons on March 14, 2014: David Simon, Herbert Simon and other members of the MSA group (as defined in the Principal Stockholders table on page 18—25,126,042; Richard S. Sokolov—186,407; Stephen E. Sterrett—107,040; James M. Barkley—107,040; and all directors and executive officers as a group—25,526,529. Units are exchangeable either for common shares (on a one-for-one basis) or for cash.

(2)
Includes the following restricted shares which are subject to vesting requirements: Melvyn E. Bergstein—466; Larry C. Glasscock—466; Karen N. Horn, Ph.D.—508; Allan Hubbard—466; Reuben S. Leibowitz—522; Daniel C. Smith, Ph.D.—466; J. Albert Smith, Jr.—593; David J. Contis—11,213; and all directors and executive officers as a group—14,700. Includes shares acquired through the reinvestment of dividends on common shares held in the Director Deferred Compensation Plan.

(3)
At March 14, 2014, there were 310,650,536 shares of common stock and 8,000 shares of Class B common stock outstanding. Upon the occurrence of certain events, shares of Class B common stock convert automatically into common shares (on a one-for-one basis). These percentages assume the exchange of units for common shares only by the applicable beneficial owner.

(4)
At March 14, 2014, Simon Property Group, L.P. had 363,480,966 units outstanding of which we owned, directly or indirectly, 310,658,536 or 85.5%. These percentages assume that no units held by limited partners are exchanged for common shares. The number of units shown does not include any unvested LTIP units awarded under a long-term incentive performance program as described in the "COMPENSATION DISCUSSION AND ANALYSIS" section of this Proxy Statement because the unvested LTIP units are subject to performance and/or time-based vesting requirements.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    17

PROPOSAL 1:      Election of Directors

 OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information concerning each person (including any group) known to us to beneficially own more than five percent (5%) of any class of our voting securities as of March 14, 2014. Unless otherwise indicated in the footnotes, shares are owned directly and the indicated person has sole voting and investment power.

	SHARES(1)
NAME AND ADDRESS	NUMBER OF SHARES	%

The Vanguard Group(2) 100 Vanguard Boulevard Malvern, PA 19355	37,060,498	11.93%(3)
Melvin Simon & Associates, Inc., et al.(4) 225 West Washington Street Indianapolis, IN 46204	26,701,762(5)	7.95%(6)
BlackRock Inc.(8) 40 East 52nd Street New York, NY 10022	24,332,474	7.83%(3)
Cohen & Steers, Inc., et al.(7) 280 Park Avenue, 10th Floor New York, NY 10017	21,391,376	6.89%(3)
(1)
Voting shares include shares of common stock and Class B common stock. Upon the occurrence of certain events, Class B common stock converts automatically into shares of our common stock (on a one-to-one basis). The amounts in the table also include shares of common stock that may be issued upon the exchange of units of limited partnership interest, or units of Simon Property Group, L.P., or the Operating Partnership, that are exchangeable either for shares of common stock (on a one-to-one basis) or for cash.

(2)
Based solely on information provided by The Vanguard Group and Vanguard Specialized Funds—Vanguard REIT Index Fund in two Schedule 13G/As filed with the Securities and Exchange Commission on February 11, 2014 and February 14, 2014, respectively. The Vanguard Group has the sole power to vote 892,294 shares of common stock and dispose of 36,313,444 shares, including 20,980,608 shares reported by Vanguard REIT Index Fund, and shared power to dispose of 747,054 shares.

(3)
Based on the assumption that the principal shareowner continued to own the number of shares reflected in the table above on March 14, 2014.

(4)
This group, or the MSA group, consists of Melvin Simon & Associates, Inc., or MSA, David Simon, Herbert Simon, two voting trusts, The Melvin Simon Family Enterprise Trust Agreement originally dated October 28, 1990, as amended and restated, or the Melvin Simon Trust, and other entities and trusts controlled by or for the benefit of MSA, David Simon or Herbert Simon. David Simon is an executive officer and director and Herbert Simon is one of our directors. MSA is owned 69.06% by the Melvin Simon Trust and 30.94% by a trust for the benefit of Herbert Simon. A total of 890,120 common shares included in the amount reported for the group and 8,000 shares of Class B common stock are subject to the two voting trusts as to which David Simon and Herbert Simon are the voting trustees. The Melvin Simon Trust disclaims being party to any group.

(5)
Includes 1,575,720 common shares currently outstanding; 25,126,042 common shares issuable upon exchange of units; and 8,000 shares of Class B common stock. Includes 31,869 units held by the Melvin Simon Trust. Does not include 4,172,426 units that are held by or for the benefit of Simon family members as to which MSA, David Simon or Herbert Simon do not have voting or dispositive power.

(6)
Assumes the exchange of units by the subject holder only.

(7)
Based solely on information provided by Cohen & Steers, Inc., Cohen & Steers Capital Management, Inc. and Cohen & Steers UK Limited in a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2014. Cohen & Steers, Inc., has the sole power to vote 11,796,757 shares of common stock and to dispose of 21,391,376 shares; Cohen & Steers Capital Management, Inc. has the sole power to vote 11,693,861 shares of common stock and to dispose of 21,180,361; and Cohen & Steers UK Limited, has the sole power to vote 102,896 shares of common stock and to dispose of 211,015 shares.

(8)
Based solely on information provided by BlackRock, Inc. in a Schedule 13G/A filed with the Securities and Exchange Commission on January 30, 2014.

 18     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

PROPOSAL 2:      Advisory Vote to Approve Executive Compensation

In accordance with SEC rules, our stockholders are being asked to approve, on an advisory or non-binding basis, the compensation of our NEOs as disclosed in this Proxy Statement.

In 2013, the 2011 CEO Retention Agreement was modified to include performance based thresholds comprised of Funds from Operations (FFO) performance targets and to include a "double trigger" change in control vesting provision.

The 2013 annual base salaries for our CEO and all of our NEOs did not increase from the amounts that were approved in 2012. In addition, Annual Cash Incentive Compensation earned in 2013 was reduced from 2012 for our CEO and for all of our NEOs, with the exception of one NEO. Also, the grant date fair value of the LTIP units awarded to our CEO in 2013 was reduced.

Our compensation programs are designed to facilitate long-term stockholder value creation. Our focus on pay-for-performance and on corporate governance ensures alignment with the interests of stockholders.

Our alignment with stockholder interests is demonstrated in the shift over the last three years to include a higher percentage of performance based compensation in the pay mix for our NEOs. The percentage of our CEO's non-cash performance based compensation increased from 50% in 2011 to 74% in 2013.

Similarly, the percentage of non-cash performance based compensation for our other NEOs increased from 58% to 73% over the same 3-year period.

We are asking for stockholder approval of the compensation of our NEOs as disclosed in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and practices described in this Proxy Statement.

We will evaluate whether any actions are necessary to address significant concerns as a result of this advisory vote. We currently conduct annual advisory votes on executive compensation, and we expect to conduct the next advisory vote at our 2015 Annual Meeting of Stockholders.

The Board of Directors Unanimously Recommends that Stockholders Vote FOR the approval of our Executive Compensation.

 COMPENSATION COMMITTEE REPORT

In 2013, we continued our active engagement with stockholders, building upon the direct Committee outreach that began in 2012. Our Committee engaged stockholders owning more than 58% of our outstanding common shares in face-to-face discussions, conference calls and/or written communications.

The Committee and our CEO took action in 2013 to modify the 2011 CEO Retention Agreement, and took the following additional actions:

(1)
include performance based thresholds comprised of Funds from Operations (FFO) performance,

(2)
include a "double trigger" change in control vesting provision, and

(3)
increase the transparency around the processes we use to determine the Annual Cash Incentive compensation for our Executive Officers.

The Committee has also recently amended the Simon Property Group, L.P. 1998 Stock Incentive Plan to limit the number of shares of common stock of the Company that may be subject to all types of awards made to any participant during a calendar year at, in the aggregate, 600,000 for 2014 and 500,000 thereafter (minus the number of shares subject to any other award made to such participant during such year). The recent amendments also set the aggregate number of shares of the Company's common stock available for awards under the 1998 Stock Incentive Plan at 16,300,000 and provide that awards of performance units must be based on the attainment of specified performance goals over a performance cycle (and, consequently, delete a requirement that performance units based solely on completion of a period of service must have a minimum period of service of thirty-six (36) months).

The Committee believes that appropriate actions were taken in 2013 to address stockholder interests and to ensure a strong alignment between our stockholders, our performance, and our executive compensation program.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    19

COMPENSATION COMMITTEE REPORT

Additional details about our performance, the executive compensation program design, and changes made during 2013 are discussed in the "COMPENSATION DISCUSSION AND ANALYSIS" section below.

CHANGES TO CHIEF EXECUTIVE OFFICER COMPENSATION

•
The Committee and our CEO modified the 2011 CEO Retention Agreement to require the attainment of Company-based FFO performance goals, in addition to Mr. Simon's continued employment, as conditions to earning of the award as further discussed on page 28.

•
Our CEO's annual base salary in 2013 did not increase from his 2012 annual base salary.

•
Our CEO's 2013 Annual Cash Incentive compensation was reduced from the amount of his 2012 Annual Cash Incentive Compensation.

•
We reduced the amount of 2013-2015 LTIP units to our CEO. In addition, the amount of the 2014-2016 LTIP units to our CEO was reduced.

•
The Committee and our CEO also added a "double trigger" change in control vesting requirement to the 2011 CEO Retention Agreement.

CHANGES TO NAMED EXECUTIVE OFFICERS' COMPENSATION

•
Our NEOs' annual base salaries in 2013 did not increase from their 2012 annual base salaries.

•
Our NEOs' 2013 Annual Cash Incentive compensation was reduced from the amount of their 2012 Annual Cash Incentive Compensation, for all but one of our NEOs.

•
We formally incorporated a performance based annual FFO per share goal into the Annual Cash Incentive Compensation program. No executive officer will be eligible to receive a payout from our Annual Cash Incentive Compensation program unless the Company achieves certain pre-determined annual FFO per share goals.

•
We provided additional transparency by disclosing the methodology we use to determine individual awards paid under our Annual Cash Incentive program.

•
We reduced or held flat the grant date fair value of the LTIP units awarded to all but one of our NEOs in 2013.

The Committee held eight meetings during 2013. The meetings were designed, among other things, to facilitate and encourage free and frank discussion among Committee members, executive management, our compensation consultant and other Company personnel involved in executive compensation matters.

The Committee reviewed and discussed with management the COMPENSATION DISCUSSION AND ANALYSIS section included in this Proxy Statement. Based on its review and these discussions with management, the Committee recommended to the Board of Directors that it be incorporated by reference into the Company's annual report on Form 10-K for the fiscal year ended December 31, 2013, and included in the Proxy Statement for the 2014 Annual Meeting of Stockholders. The Committee remains committed to ongoing engagement and dialogue with our stockholders in the future.

The Compensation Committee:

Reuben S. Leibowitz, Chairman
Melvyn E. Bergstein
Allan Hubbard
Daniel C. Smith, Ph.D.

 20     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

The Company performed well in 2013, producing excellent operational and financial results. A summary of our key milestones:

•
We reached new highs in 2013 for consolidated revenue and Funds From Operations, or FFO: Consolidated revenue increased 5.9% to $5.17 billion; Net income was $1.316 billion; and FFO increased to $3.206 billion, or $8.85 per diluted share, a year over year increase of 10.9%.

•
We increased our operating margin by 60 basis points and continue to operate at the highest net operating income (NOI) margin among our regional mall peers.

•
We also were very active in the capital markets: we were upgraded by both Standard and Poor's and by Moody's, we successfully issued our first Euro-denominated bonds, and we closed or locked rates on 30 secured debt transactions with a weighted average interest rate of 3.31%.

The Company has had outstanding total stockholder return, or "TSR", performance over the past 3, 5 and 10 year periods. In fact, we have outperformed the S&P 500 12 times in the last 14 years. Our use of absolute and relative TSR performance metrics over a three-year performance period is a significant way to incent the performance of our executives and is reflected in the design of our Long-Term Incentive Plan. Our TSR in 2013 was relatively flat and the Compensation Committee considered this in connection with the 2013 Annual Incentive Compensation awards made to our NEOs, including our CEO.

At our 2013 Annual Meeting, stockholders approved our advisory vote on executive compensation ("Say on Pay"). Over the remainder of 2013 and in early 2014, the Compensation Committee continued its rigorous stockholder outreach by engaging with stockholders owning more than 58% of our outstanding common shares in face-to-face discussions, conference calls and/or written communications.

The input received during this engagement was taken into consideration by our Compensation Committee in discussing the modifications made to our programs in 2013. The Compensation Committee believes that appropriate actions were taken in 2013 to address stockholder interests and to ensure a strong alignment between our stockholders and our executive compensation programs. The Compensation Committee is confident that our executive compensation program is appropriately designed to incent strong performance over the longer term.

FEEDBACK FROM STOCKHOLDER OUTREACH

We believe that our ongoing stockholder outreach process strengthens our compensation program, as well as our understanding of our stockholders' concerns and the issues on which they are focused. Between the publication of our 2013 Proxy and the publication of this 2014 Proxy, our Compensation Committee Chairman had face-to-face discussions, teleconferences, and/or written correspondence with stockholders owning more than 58% of our outstanding common shares. The Compensation Committee received input from our stockholders and diligently and carefully considered the input before implementing design changes and increasing the transparency in our executive compensation programs during 2013. As stated in our Proxy last year, we intend to continue to make this outreach a priority to ensure continued alignment between our programs and our stockholders' interests.

We continue to receive positive feedback regarding our executive compensation programs. The Compensation Committee has seriously considered the opinions expressed by advisory firms and stockholders and has included that feedback in to its decision making processes. The Compensation Committee believes that the addition of performance goals in the 2011 CEO Retention Agreement and the rigorous performance goals set in our other long term incentive programs appropriately align our executives' pay with the interests of our stockholders and that our executive compensation program is designed in the best interests of the Company and our stockholders.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    21

COMPENSATION DISCUSSION AND ANALYSIS

We received stockholder input and provide the following responses outlined below:

FEEDBACK ON CEO'S EMPLOYMENT AGREEMENT	COMPENSATION COMMITTEE'S RESPONSE
The 2011 CEO Retention Agreement was not tied to performance conditions.

•

In 2013 we added performance criteria.

•

The performance criteria in the 2011 CEO Retention Agreement are designed to incent Mr. Simon to continue the Company's outstanding performance achieved under his leadership.

•

The performance criteria in the 2011 CEO Retention Agreement are also designed in the interest of aligning the modified award with the Company's pay-for-performance philosophy, which has been instrumental in the creation of exceptional long-term stockholder value.

Some stockholders wanted the Compensation Committee and Mr. Simon to consider a modification to double trigger for the 2011 CEO Retention Agreement.

•

We modified the 2011 CEO Retention Agreement to include a double trigger vesting provision upon change in control, which requires both a change in control and a termination based on a material change in the CEO's employment circumstance before any acceleration of the 2011 CEO Retention Agreement.

STOCKHOLDER/GOVERNANCE FRIENDLY ASPECTS OF THE CURRENT PROGRAM

WHAT WE DO	WHAT WE DON'T DO

Pay for Performance—Annual Cash Incentive Program. Heavy emphasis on performance based compensation. Annual Cash Incentive compensation is paid only if certain FFO targets are achieved.	No Annual Grants of Time-Vested Restricted Stock or Options to our NEOs.

Pay for Performance—LTIP Plan. Our Long-Term Incentive Plan (LTIP) is 100% performance based and is tied to rigorous absolute (weighted 20%) and relative (weighted 80%) stock price performance goals.	No Excess Perquisites and No Gross-Ups. No supplemental executive retirement plans, company cars, club memberships or other significant perquisites.

• Our 2011 CEO Retention Agreement is based on FFO performance in addition to service requirements.	Limited Retirement and Health Benefits. The Company has never had a traditional or defined benefit plan.

•

A significant majority of our NEO compensation is "at-risk" based on performance. For 2013, 92.3% of our CEO's total direct compensation and 88.9% of our other NEO total direct compensation is variable and performance based.

No Hedging or Pledging of Company Stock. None of our NEOs or directors has engaged in the practice of hedging or pledging Company stock.

Stock Ownership Guidelines. Recently increased ownership guidelines for the CEO and other NEOs, from 4x to 6x and 2x to 3x base salary, respectively. In addition, all non-employee Directors must hold common stock while they serve as a Director.	No Gross-Ups for Excess Parachute Payments. We have never had any arrangements requiring us to gross-up compensation to cover taxes owed by the executives, including excise taxes payable by the executive in connection with a change in control.

Double Trigger Equity Acceleration Upon a Change in Control. Beginning with 2013 grants and included in our 2011 CEO Retention Agreement. During 2014, we intend to amend earlier equity grants to include similar double trigger provisions.	No Non-Performance Based Units. We amended our stock incentive plan to require that awards of performance units, including LTIP units, must be conditioned upon attainment of performance goals, unless stockholders vote to approve non-performance-based units.

Clawback Policy. That applies in the event of any material restatement of Company's financials beginning in FY2012, whether or not fraud/misconduct is involved.

Independent Compensation Consultant. The Compensation Committee has utilized an independent compensation consulting firm, Semler Brossy, since the start of 2012.

Compensation Risk Assessments. Conducted annually to ensure the executive compensation program does not encourage excessively risky behaviors.

 22     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

HOW PAY ALIGNS WITH PERFORMANCE

SUMMARY OF 2013 COMPANY PERFORMANCE

2013 was an outstanding year from a performance perspective. Some of the key accomplishments that the Compensation Committee considered in setting compensation levels included:

•
2013 FFO of $8.85 per diluted share, well above our original guidance for 2013 of $8.40 to $8.50 per share;

•
Increased net operating margin by 60 basis points;

•
Completion of a number of significant capital market transactions;

•
Continued international expansion; and

•
We continue to have strong absolute and relative TSR performance over the long term. SPG has outperformed the RMS and S&P 500 in 12 of the last 14 years, and has delivered a compounded annual return to stockholders of 16% since its December 1993 IPO and for a total return of 1,915%. The Company has had outstanding total stockholder return, or "TSR", performance over the past 3, 5 and 10 year periods. Our use of absolute and relative TSR performance metrics over a three-year performance period is a significant way to incent the performance of our executives and is reflected in the design of our Long-Term Incentive Plan.

GROWTH IN FFO PER SHARE

The following "Growth in FFO per Share" chart demonstrates our absolute performance over the past three years as measured by FFO, providing a clear indication of our continued ability to deliver growth which we believe places us in the best position to create stockholder value over the long term. Our TSR in 2013 was relatively flat and the Compensation Committee considered this in connection with the 2013 Annual Incentive Compensation awards made to our NEOs, including our CEO.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    23

COMPENSATION DISCUSSION AND ANALYSIS

SPG'S TOTAL STOCKHOLDER RETURNS HAVE OUTPERFORMED FOR THE PAST 3, 5 AND 10 YEAR PERIODS

(1) RMS is the MSCI U.S. REIT Index.

The TSR graph above shows that our relative performance in total stockholder return has been compelling over the past three, five and ten year periods. It compares the compound annual return on our common stock (SPG) versus two key benchmarks, the S&P 500 Index and the MSCI U.S. REIT Index (RMS).

ALIGNMENT OF PAY WITH PERFORMANCE

Based on our continued strong performance, the Compensation Committee made compensation decisions for 2013 in line with our pay-for-performance philosophy:

•
Base salaries were unchanged from the 2012 levels in order to rely more heavily on the performance-oriented components of our compensation program.

•
Annual Cash Incentive Compensation was awarded at reduced levels from 2012. Mr. Simon's 2013 Annual Cash Incentive compensation was reduced and paid out at 75% of his 2012 payment. In total, Annual Cash Incentive Compensation for the remaining NEOs paid out at 88% of 2012 levels.

•
Our Long-Term Incentive Plan (LTIP) for 2011-2013 was earned at 100% of units granted as a direct result of our 3 year (2011-2013) TSR performance. Our absolute TSR over the three-year period was 67%, and we outperformed both the MSCI US REIT Index (30.68% increase) and the S&P 500 Index (53.29% increase), over the same three-year period, by 36 percentage points and 13 percentage points, respectively. The results of our 2011-2013 LTIP are the basis for the increase in the amounts of 2013 TDC.

Our philosophy of pay for performance has been consistent over time. Our executive compensation program is designed to ensure pay outcomes align with our operating, financial and market performance in both good and challenging times. Although we do not target a specific mix of pay, we deliver the majority of our compensation in the form of variable pay (annual and long-term incentives) to emphasize our commitment to rewarding excellent performance or penalizing poor performance. In 2013, performance based components comprised 92% of our CEO's pay (TDC) and 89% of our other NEOs' pay (TDC).

 24     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE TOTAL DIRECT COMPENSATION MIX

A significant majority of our NEO compensation is "at-risk" based on performance. For 2013, 92% of our CEO's total direct compensation and 89% of our other NEO Total Direct Compensation (TDC) was variable and performance based. Since 2011, we increased our CEO's non-cash performance based compensation from 50% of TDC to 74% of TDC. We also increased the non-cash performance based compensation for our other NEOs from 58% to 73% over the same 3-year period.

Annual Cash Incentive Compensation is paid subject to achievement of our annual financial and operating goals and on an assessment of the executives' performance against individual and company performance goals.

•
Our CEO's 2013 Annual Cash Incentive compensation was reduced from the amount of his 2012 Annual Cash Incentive Compensation.

•
Our NEOs' 2013 Annual Cash Incentive compensation was reduced from the amount of their 2012 Annual Cash Incentive Compensation, with the exception of one of our NEOs.

For more information, see page 28.

PERFORMANCE BASED LTIPS

Our LTIPs (other than under the 2011 CEO Retention Agreement) are earned based on three-year TSR performance on both an absolute basis and relative to the S&P 500 Index and to the MSCI U.S. REIT Index. LTIPs have a two-year post-performance service vesting requirement. For more information see page 29.

SUBSTANTIAL INCREASE IN PERFORMANCE BASED PAY FROM 2011-2013

Based on the pay outcomes relative to performance and the Compensation Committee's assessment of the overall design of our compensation programs, including the recent changes we have made to our compensation practices, the Compensation Committee believes that our executive officers' pay is well-aligned with our stockholders' interests.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    25

COMPENSATION DISCUSSION AND ANALYSIS

OBJECTIVES OF OUR EXECUTIVE COMPENSATION PROGRAM

Our executive compensation program is designed to accomplish the following objectives:

•
Retain a group of highly-experienced executives who have worked together as a team for a long period of time and who make major contributions to our success.

•
Attract other highly qualified executives to strengthen that team.

•
Motivate executives to contribute to the achievement of corporate and business unit goals as well as individual goals.

•
Emphasize equity-based incentives with long-term performance measurement periods and vesting conditions.

•
Align interests of executives with stockholders by linking payouts to performance measures that promote the creation of long-term stockholder value.

WHAT WE PAY AND WHY: PRINCIPAL ELEMENTS OF COMPENSATION

To accomplish our compensation objectives, we designed an executive compensation program with three major elements—Base Salary, Annual Cash Incentive Compensation and Performance Based Long-Term Incentive Program.

	OBJECTIVES	KEY FEATURES
Base Salary	• Provide an appropriate level of fixed compensation that will promote executive recruitment and retention.	• Fixed compensation.
Annual Cash Incentive Compensation	• Reward achievement of our annual financial and operating goals based on the Compensation Committee's quantitative and qualitative assessment of the executives' contributions to that performance.

•

Variable, short-term cash compensation.

•

Funded upon achievement of threshold FFO level.

•

Allocated based on objective and subjective evaluation of Company, business unit, and individual performance.

Performance Based Long-Term Incentive Program

•

Promote the creation of long-term stockholder value.

•

Align the interests of our executives with the interests of our stockholders.

•

Promote the retention of our executives through multi-year service vesting requirements after they are earned.

•

Variable, performance based long-term equity compensation.

•

Amount is earned over a 3-year Performance Period based on

–

Absolute TSR (weighted 20%);

–

Relative TSR (weighted 80%)

•

MSCI U.S. REIT Index (RMS); and

•

TSR Relative to S&P 500 Index.

•

Additional two years of service-vesting.

•

Maximum amount that may be earned is 100% of the target amount of performance based LTIP units awarded.

The Compensation Committee monitors the effectiveness of our compensation program on an ongoing basis. For these plans to be effective, we believe it is necessary for our compensation to be competitive with other real estate companies and also with other large public and private enterprises with which we compete for executive talent. The Compensation Committee will continue to study and implement improvements to our compensation practices.

ROLE OF MANAGEMENT IN COMPENSATION DECISIONS

Our Chief Executive Officer provides recommendations to the Compensation Committee on the compensation of each of the other executive officers. The Chief Executive Officer develops recommendations using third-party data, assessments of executives' personal performance and achievement of the Company's strategic and tactical plans, and input from our human resources department on various factors (e.g., compensation history, tenure, responsibilities, market data for competitive positions and retention concerns). The Compensation Committee considers our Chief Executive Officer's recommendations together with the input of our independent compensation consultant; however, all final compensation decisions affecting executive officer pay are made by the Compensation Committee itself. Additionally, all aspects of the Chief Executive Officer's compensation and resulting compensation decisions are determined by the Compensation Committee.

COMPANY PEER GROUP AND COMPENSATION ASSESSMENT

In December 2012, the Compensation Committee adopted an industry peer group to use as another source of data to consider in assessing and determining pay levels for our executive officers. Developing a relevant peer group is challenging for the Company because there are no retail REITs of comparable size, complexity and breadth. Non-retail REITs are not always as directly comparable to us because of the different underlying business fundamentals. Therefore, we do not intend to explicitly target pay opportunities

 26     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

or actual pay to a specific positioning against these companies; rather, this peer group is intended to provide the Compensation Committee, stockholders and proxy advisory firms with insight into overall market pay levels, market trends, "best" governance practices, and overall industry performance. We confirmed the use of this peer group by considering the methodology used by Institutional Shareholder Services, or "ISS."

The peer group is comprised of the 16 largest companies in the Real Estate industry by Market Capitalization with some restrictions to maintain a balanced mix. Specifically, the group includes:

•
The six largest (by market capitalization) retail REIT companies;

•
The six largest (by market capitalization) non-retail REITs (excluding all retail REITs); and

•
The four largest companies from the broader Real Estate Industry.

The Compensation Committee will continue to review our peer group annually in future years. The table below shows market capitalization and revenues for each of our peer group companies for 2013. Simon's market capitalization at the end of 2013 was $47.3 billion and assets were $33.3 billion.

COMPANY PEER GROUP	MARKET CAPITALIZATION (000,000s OMITTED) (12/31/13)	ASSETS (000,000s OMITTED) (12/31/13)	COMPANY TYPE
Simon Property Group (NYSE:SPG)	$47,262	$33,325	Retail REITs
American Tower Corporation (NYSE:AMT)	$31,518	$20,273	Specialized REITs
Public Storage (NYSE:PSA)	25,856	9,876	Specialized REITs
Equity Residential (NYSE:EQR)	18,698	22,835	Residential REITs
General Growth Properties, Inc. (NYSE:GGP)	18,288	25,762	Retail REITs
Ventas, Inc. (NYSE:VTR)	16,851	19,731	Specialized REITs
HCP, Inc. (NYSE:HCP)	16,597	20,076	Specialized REITs
Annaly Capital Management (NYSE:NLY)	9,446	81,922	Mortgage REITs
CBRE Group, Inc. (NYSE:CBG)	8,730	6,998	Real Estate Services
The Macerich Company (NYSE:MAC)	8,288	9,075	Retail REITs
Kimco Realty Corp. (NYSE:KIM)	8,092	9,664	Retail REITs
Realty Income Corporation (NYSE:O)	7,745	9,924	Retail REITs
Realogy Holdings Corp. (NASDAQ:RLGY)	7,229	7,326	Real Estate Services
Federal Realty Investment Trust (NYSE:FRT)	6,764	4,219	Retail REITs
Jones Lang LaSalle Incorporated (NYSE:JLL)	4,551	4,597	Real Estate Services
Taubman Centers, Inc. (NYSE:TCO)	4,033	3,506	Retail REITs
Forest City Enterprises, Inc. (NYSE: FCEA)	3,111	10,612	Real Estate Operating Companies

COMPENSATION IN 2013

The Compensation Committee made decisions impacting the compensation paid to our NEOs as reported in the 2013 Summary Compensation Table. These include: base salaries, Annual Cash Incentive compensation for 2013 performance, and long-term equity incentive opportunities in the form of performance based LTIP unit awards.

In addition to making changes to the 2011 CEO Retention Agreement in 2013, the Compensation Committee kept annual base salaries unchanged from 2012 to 2013 and decreased Annual Incentive Compensation payments for all but one of the NEOs for 2013. The Compensation Committee formalized the process for determining performance based payouts under the Annual Cash Incentive compensation program as described under the "NEO Annual Cash Incentive Compensation" section.

The 2013-2015 performance based LTIP units awarded in 2013 have a three-year performance measurement period and are then subject to a two-year vesting requirement. Because of the multiple-year performance timeframe, the Compensation Committee does not consider these awards as 2013 compensation, but rather views them as "at-risk" compensation subject to conditions that must be met in order for the executive to realize any value from the awards. However, the rules of the Securities and Exchange Commission require us to include all LTIP units awarded in 2013 as 2013 compensation in the Summary Compensation Table.

In making decisions in 2013, the Compensation Committee took into account each NEO's individual performance goals and objectives for our annual cash incentive compensation program and its assessment of the executives' contributions to the

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    27

COMPENSATION DISCUSSION AND ANALYSIS

performance of the Company. In particular, the Compensation Committee considered the Company's performance and achievements as discussed above under the "Executive Summary" section of the COMPENSATION DISCUSSION AND ANALYSIS.

CEO COMPENSATION CHANGES IN 2013

The Compensation Committee Approved and David Simon Agreed to Modifications to the 2011 CEO Retention Agreement to Include Performance Goals

•
The Compensation Committee, together with Mr. David Simon, our CEO, took steps during 2013 to modify the 2011 CEO Retention Agreement to require the attainment of Company-based performance goals, in addition to Mr. Simon's continued employment, as conditions to vesting of the award. The performance criteria in the modified award are designed to incent Mr. Simon to continue and improve upon the Company's outstanding performance achieved under his leadership, and in the interest of aligning the modified award with the Company's pay-for-performance philosophy, which has been instrumental in the creation of exceptional long-term stockholder value. Generally, to earn 100% of the award, the Company must achieve certain Funds From Operations (FFO) performance goals as summarized in the chart below.

•
The Compensation Committee and the CEO also added "double trigger" vesting provisions to the 2011 CEO Retention Agreement.

As stated above, the Compensation Committee and our CEO modified the 2011 CEO Retention Agreement in 2013. The performance criteria now applicable to the modified award are summarized in the table below:

•
Summary of 2011 CEO Retention Agreement Performance Conditions

GRANT DATE	TARGET UNITS(5)	PERFORMANCE PERIOD	FFO REQUIRED TO EARN 50%(2)(3)	FFO REQUIRED TO EARN 100%(2)(3)	VESTING DATE(4)
December 31, 2013	360,000	2015	$8.07	$8.86	January 1, 2018
January 1, 2014	360,000	2016	$8.43	$9.40	January 1, 2019
January 1, 2015(1)	280,000	2017	$8.62	$9.80	June 30, 2019
(1)
Pursuant to the 2011 CEO Retention Agreement, as further discussed on page 44.

(2)
Linear interpolation will be applied to determine awards between the provided ranges.

(3)
As adjusted for stock splits, spin offs and other material events impacting our FFO, as further discussed on page 45.

(4)
The 2011 CEO Retention Agreement contains a "catch up feature" which provides that any Target Units not earned for the 2015 or 2016 performance period may be earned in the subsequent performance period if FFO exceeds the maximum required FFO for that subsequent period. For example, any units not earned in 2015 may be earned in 2016 if 2016 FFO is equal to or greater than $9.40. This "catch up feature" does not apply to Target Units that may be granted on January 1, 2015. If Mr. Simon dies or his employment or service is terminated by us due to disability, then all of the unvested portions of the 2011 CEO Retention Award will vest automatically.

(5)
Does not include 46,439 shares of common stock that were acquired by reinvesting a portion of the funds from cash distributions on his unvested 2011 CEO Retention Agreement LTIP units in accordance with the terms of the award.

2013 NEO BASE SALARIES

During 2013, we maintained 2012 base salary levels for all of our NEOs to emphasize variable incentive pay. The Compensation Committee periodically reviews base salaries for the executive officers and makes adjustments to reflect market conditions, changes in responsibilities and merit increases.

2013 NEO ANNUAL CASH INCENTIVE COMPENSATION

The Compensation Committee rewards executives with Annual Cash Incentive Compensation for achieving the Company's financial and operating plan as well as an assessment of each individual executive officer's contributions to those achievements. Payouts under our Annual Cash Incentive Compensation program are the result of both the Company and the individuals reaching established performance targets. The Compensation Committee does not use a traditional "pool" concept for awarding annual cash incentives.

The Compensation Committee follows a 2-step process to determine what awards will be paid under the Annual Cash Incentive Compensation program each year:

1.
The Company must deliver certain FFO performance during the year before any payments may be made under the plan. If threshold performance is not achieved, no payments are made. For 2013, threshold FFO performance of $8.40 per share was achieved, so the Compensation Committee moved to step two in this process.

 28     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

2.
Each individual's performance is assessed by Management and the Compensation Committee against predetermined objectives approved by the Compensation Committee early in the year. The assessment delivers a total score for each individual. Each individual's total score then determines the portion of their target Annual Incentive Compensation that has been earned.

A summary of the Executive Officers' 2013 performance objectives along with their 2013 Annual Cash Incentive Compensation payments may be found in the table below. Generally, the Compensation Committee approved lower Annual Cash Incentive Compensation.

NAMED EXECUTIVE OFFICER	2013 INDIVIDUAL PERFORMANCE GOALS		2013 ANNUAL CASH INCENTIVE COMPENSATION AWARD	2012 ANNUAL CASH INCENTIVE COMPENSATION AWARD

David Simon	•	Leading Company to achieve FFO performance of at least $8.40 per share	$3,000,000	$4,000,000
	•	Acceleration of our development and redevelopment activity in 2013;
	•	Continued international expansion;
	•	Achievement of successful acquisition and development activity; and
	•	Achievement of strategic business priorities.
Richard S. Sokolov	•	Generate certain NOI growth for each platform: Malls, Premium Outlets and Mills; and	$1,200,000	$1,500,000
	•	Complete strategic evaluation of certain business platforms.
James M. Barkley	•	Continue to grow international footprint; and	$825,000	$1,000,000
	•	Implement several Legal Department initiatives
Stephen E. Sterrett	•	Achievement of certain balance sheet performance metrics;	$775,000	$1,000,000
	•	Participate in Capital Market Activities; and
	•	Accurate and timely filing of financial statements.
David J. Contis	•	Implement several initiatives related to our Regional Malls platform;	$950,000	$750,000
	•	Generate certain NOI growth for the Malls platform; and
	•	Achieve strategic operating metrics in mall platform.

We typically pay Annual Cash Incentive Compensation to executive officers in February or March of the following year so the Compensation Committee has sufficient time to assess our financial performance and the executives' contributions for the preceding year.

Pursuant to David Simon's employment agreement, his target Annual Cash Incentive Compensation will be not less than 200% of his base salary. However, the Compensation Committee will determine his actual Annual Incentive Compensation, which may be more or less than target, based on his and the Company's performance.

NEO PERFORMANCE BASED LTIP PROGRAMS

The Compensation Committee believes that as the responsibilities of our executives increase, the proportion of their total compensation that is at risk and dependent on our performance should also increase. The 1998 LTIP plan authorizes a variety of awards, including stock options, restricted stock and LTIP units which represent interests in the Operating Partnership and are subject to performance conditions and/or time-based vesting requirements. Since 2010, the Compensation Committee has awarded performance based LTIP units to the NEOs. These awards require achievement of objective performance measures over three years and vest equally in two annual installments, subject to the executive maintaining employment with the Company.

LTIP units are a type of limited partnership interest issued by the Operating Partnership. Under the performance based LTIP program, LTIP units can be earned, in whole or in part, if our total stockholder return, or TSR (representing the difference between a baseline value and valuation date based on price appreciation of our common stock plus cumulative dividends we pay on our common stock without reinvestment or compounding), exceeds the relative and absolute performance targets set by the Compensation Committee for the relevant performance period.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    29

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee believes the performance based LTIP design reflects our pay-for-performance philosophy and high expectations:

•
Performance requirements are rigorous, promoting long-term creation of stockholder value. For example, performance that only matches the MSCI U.S. REIT Index (RMS) or the S&P 500 will pay out at 33% of target and performance that lags the indices by more than 1% or 2%, respectively, will not result in any LTIPs being earned.

•
The Compensation Committee is responsible for setting performance targets each year, and expects to continue to establish challenging targets that require excellent long-term TSR performance in order to earn long-term incentive amounts.

•
The performance based LTIP award has a performance measurement period that measures our results over three years and requires an additional two years of pro-rata service for earned awards, ensuring longer term alignment of grants with stockholders' interests. Earned LTIP units will vest on January 1 of the second and third years following the end of the performance period, with 50% vesting each year if the participant is still a Company employee through those dates.

The number of performance based LTIP units earned is determined by the Compensation Committee at the end of the performance period using payout matrices (with linear interpolation between the specified payout percentages).

LTIP PAYOUT MATRICES

		RELATIVE TSR
ABSOLUTE TSR WEIGHT 20%		VS. MSCI REIT INDEX WEIGHT 60%		VS. S&P 500 INDEX WEIGHT 20%
PERFORMANCE	PAYOUT % OF TARGET	PERFORMANCE	PAYOUT % OF TARGET	PERFORMANCE	PAYOUT % OF TARGET

≤ 20%	0.0%	Index -1%	0.0%	Index -2%	0.0%
24%	33.3%	Index	33.3%	Index	33.3%
27%	50.0%	Index +1%	50.0%	Index +2%	100.0%
30%	66.7%	Index +2%	66.7%	—	—
33%	83.3%	Index +3%	100.0%	—	—
≥ 36%	100.0%	—	—	—	—

The LTIP units are designed to qualify as "profits interests" in the Operating Partnership for federal income tax purposes. During the performance period, holders of LTIP units will be allocated taxable profits and losses equal to one-tenth of the amounts allocated to a unit and will receive distributions equal to one-tenth of the amount of regular quarterly distributions paid on a unit, but will not receive any special distributions. As a general matter, the profits interest characteristics of the LTIP units mean that initially they will not be economically equivalent in value at the time of award to the economic value of a unit. The value of the LTIP units can increase over time until the value of the LTIP units is equivalent to the value of the units on a one-for-one basis.

After the end of the performance period, holders of earned LTIP units, both vested and unvested, will be entitled to receive distributions in an amount per LTIP unit equal to the distributions, both regular and special, payable on a unit. Vested LTIP units are exchangeable for shares of the Company's common stock on a one-for-one basis, or cash as selected by the Company.

 30     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

THE COMPENSATION COMMITTEE DETERMINED PERFORMANCE ACHIEVEMENT OF 2011-2013 PERFORMANCE BASED LTIP AWARDS

The Compensation Committee instructed our independent registered public accounting firm, Ernst & Young LLP, to perform certain agreed upon procedures to corroborate the extent to which the performance measures set for the three-year Series 2011 LTIP program had been achieved. In February 2014, the Compensation Committee used that analysis to determine that target performance during the three-year performance period ending December 31, 2013 warranted a 100% payout as shown in the table below.

2011-2013 PERFORMANCE BASED LTIP ACTUAL PERFORMANCE RESULTS
COMPONENT	WEIGHTING	TARGET	ACTUAL PERFORMANCE OVER TARGET	% EARNED
Absolute TSR	20%	>36%	31%	100%
Relative TSR vs. MSCI U.S. REIT Index (RMS)	60%	3 percentage points over the Index (3%+30.68%=33.68%)	33%	100%
Relative TSR vs. S&P 500 Index	20%	2 percentage points over the Index (2%+53.29%=55.29%)	12%	100%
TOTAL	100%			100%

The LTIP units earned during the 2011-2013 Performance Period are shown in the table below and will vest in equal portions on January 1, 2015 and January 1, 2016. The recipient must maintain continuous service through each vesting date, except for termination of service resulting from death or disability or, in the Compensation Committee's sole discretion, upon retirement. In addition, all of our NEOs (including our CEO) are subject to certain stock retention requirements.

The Compensation Committee determined the Achievement of the Performance Conditions for the 2011-2013 Performance Based LTIP awards in the following amounts for our Named Executive Officers, subject to further vesting requirements:

2011-2013 PERFORMANCE BASED LTIP PAYOUT RESULTS
EXECUTIVE	TARGET LTIP UNITS	% EARNED	LTIP UNITS EARNED
David Simon	161,091	100%	161,091
Richard S. Sokolov	80,546	100%	80,546
James M. Barkley	67,121	100%	67,121
Stephen E. Sterrett	67,121	100%	67,121
David J. Contis	20,136	100%	20,136

LTIP PROGRAM WITH PERFORMANCE CYCLES IN PROGRESS

As of March 2014, there are currently the following performance based LTIP Award programs that have performance cycles in progress:

•
2012-2014 Performance Based LTIP;

•
2013-2015 Performance Based LTIP; and

•
2014-2016 Performance Based LTIP.

Each of these three performance based LTIP programs begins on January 1 of the first year in the three year performance cycle and ends on December 31 of the last year in the cycle. The terms of these plans are the same as those outlined above for the 2011-2013 Performance Based LTIP, with units earned based on our relative and absolute TSR performance. The number of Target LTIP units is the maximum number that can be earned during the performance period. The number of LTIP units earned will depend on our actual TSR for the performance period measured against the applicable performance measures; the number of earned LTIP units may be less (but not more) than the number of LTIP units listed above. Earned LTIP units are subject to a 2 year vesting period requirement following the end of each applicable 3 year performance cycle.

Pursuant to David Simon's employment agreement, during the term of the agreement, he will continue to participate in annual LTIP programs on the same terms as other senior executives. His original employment agreement stipulated that the grant date fair value of his annual award would be not less than $12.0 million. However, in 2013, acting on feedback from our stockholders, we modified his employment agreement to provide that Mr. Simon's annual performance based LTIPs will be proportionally reduced when the Company's LTIP awards to NEOs made in a calendar year are less than $35.0 million. As noted in the chart on page 33, Mr. Simon's 2013-2015 and 2014-2016 target awards were reduced because, in each instance, the total amount of LTIP units granted to NEOs was less than $35.0 million.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    31

COMPENSATION DISCUSSION AND ANALYSIS

TOTAL DIRECT COMPENSATION TABLE

The following table presents the total direct compensation(1) ("TDC") of the NEOs for 2013, 2012 and 2011. It includes amounts for salaries, bonuses and incentive compensation and not all of the items required by the rules of the Securities and Exchange Commission to be reported in the Summary Compensation Table. It presents performance based incentive compensation awards in the year to which the performance relates or, in the case of multi-year awards, to the year in which the performance period ends.

TOTAL DIRECT COMPENSATION(1) EARNED IN PRIOR THREE FISCAL YEARS

NAME	YEAR	SALARY ($)	BONUS(2) ($)	RESTRICTED STOCK(3) ($)	LTIP UNITS(4) ($)	TOTAL DIRECT COMPENSATION ($)
David Simon	2013	1,250,000	3,000,000	—	11,959,768	16,209,768
Chairman of the Board and Chief Executive Officer	2012	1,250,000	4,000,000	—	7,957,422	13,207,422
	2011	1,211,538	4,000,000	—	5,289,756	10,501,294
Richard S. Sokolov	2013	800,000	1,200,000	—	5,979,924	7,979,924
President and Chief Operating Officer	2012	800,000	1,500,000	—	3,978,711	6,278,711
	2011	797,231	1,500,000	—	2,485,788	4,783,019
James M. Barkley	2013	566,500	825,000	—	4,983,220	6,374,720
General Counsel and Secretary	2012	566,500	1,000,000	—	3,481,372	5,047,872
	2011	563,962	1,300,000	—	2,237,209	4,101,171
Stephen E. Sterrett	2013	515,000	775,000	—	4,983,220	6,273,220
Senior Executive Vice President and Chief Financial Officer	2012	515,000	1,000,000	—	3,481,372	4,996,372
	2011	512,692	1,150,000	—	2,237,209	3,899,901
David J. Contis(5)	2013	750,000	950,000	—	1,494,943	3,194,943
President—Simon Malls	2012	750,000	750,000	787,812	—	2,287,812
	2011	504,908	700,000	2,889,750	—	4,094,658

The Total Direct Compensation Table excludes the grant date fair value of David Simon's 2011 CEO Retention Agreement. The Compensation Committee believes that Total Direct Compensation more accurately reflects its compensation decisions.

(1)
Total direct compensation consists of (a) the actual base salary paid for the indicated year, (b) the Annual Cash Incentive compensation earned for the indicated year that was paid in the following year, (c) restricted stock awards based on performance for the indicated year at their grant date fair value, (d) the LTIP units earned over multiple years, reflected in the year in which the performance period ends, at their grant date fair value.

(2)
Annual Cash Incentive compensation earned for the indicated year was paid in the following year.

(3)
The amounts are the Accounting Standards Codification Topic 718, or ASC 718, grant date fair value of the restricted stock awards that were issued in the following year. For 2011, represents the grant date value of $115.59 per share for a restricted stock award made to Mr. Contis in the amount of 25,000 shares on May 4, 2011 as a condition of his employment and which vest over a four-year period. For 2012, represents the value of a restricted stock award made to Mr. Contis on March 5, 2012 and which vests over a three-year period.

(4)
The amounts shown are the grant date fair values of the LTIP units earned in the two-year 2010 LTIP program (for 2011), for the three-year 2010 LTIP (for 2012) and for the three-year 2011 LTIP (for 2013), net of the purchase price of $0.25 per unit. The amounts reflect the earning of 100% for each of the two-year 2010 LTIP, the three-year 2010 program, and the three-year 2011 LTIP program. Once earned, the LTIP units will vest over a two year performance period.

(5)
Mr. Contis became an employee of the Company on May 2, 2011. He received a restricted stock award of 25,000 shares upon his hire as a condition of his employment. The value shown was determined by multiplying the share amount times $115.59, the closing price of our stock on May 4, 2011, the date the award was approved by the Compensation Committee. The 2012 restricted stock award was based on 2012 EBITDA performance for the regional malls platform as well as 2012 absolute TSR and 2012 relative TSR. This award resulted in a grant of 4,963 shares of common stock on April 1, 2013, using a share price of $158.76 which was determined by taking the average price of our common stock closing price for the ten consecutive trading day period prior to, but not including, April 1, 2013.For 2013, Mr. Contis received no restricted stock but, because he participated in the 2011-2013 LTIP program, he earned 20,136 LTIP units valued at $1,494,943, calculated as described above in footnote 4.

 32     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DECISIONS FOR 2014

In February 2014, the Compensation Committee made decisions related to our NEOs' base salaries and long-term incentive opportunities. At this meeting, the Compensation Committee also approved explicit funding goals under our Annual Cash Incentive Compensation program.

2014 BASE SALARIES

The Compensation Committee has determined that base salaries for all NEOs will be unchanged for 2014.

2014 ANNUAL CASH INCENTIVE COMPENSATION PROGRAM

As described earlier in this COMPENSATION DISCUSSION AND ANALYSIS, the Compensation Committee rewards executives with Annual Cash Incentive Compensation for achieving the Company's financial and operating plan and providing an assessment of each individual executive officer's contributions to those achievements. Payouts under our Annual Cash Incentive Compensation program are the result of both the Company and the individuals reaching established performance targets. The Compensation Committee does not use a traditional "pool" concept for awarding Annual Cash Incentive Compensation. The Compensation Committee follows a 2-step process to determine what awards will be paid under the Annual Cash incentive compensation Program each year:

1.
The Company must deliver certain FFO performance during the year before any payments may be made under the plan. If threshold performance is not achieved, no payments are made. If threshold performance is achieved, the Compensation Committee will determine that the participant is eligible to be assessed for Annual Cash Incentive Compensation payments.

2.
Each individual's performance is assessed by Management and the Compensation Committee against predetermined objectives approved by the Compensation Committee early in the year. The assessment delivers a total score for each individual. Each individual's total score then determines the portion of their target Annual Cash Incentive Compensation that has been earned

The specific 2014 FFO goals were approved early in 2014 and will be disclosed in our 2015 Proxy Statement.

2014-2016 PERFORMANCE BASED LTIP AWARDS

Mr. Simon's 2014-2016 Performance Based LTIP Opportunity Has Been Reduced From the 2013-2015 Opportunity

As discussed above in the "Performance Cycles in Progress" section, the Compensation Committee approved performance based LTIP awards for the 2014-2016 performance cycle for our NEOs as follows:

NAMED EXECUTIVE OFFICER	2014-2016 PERFORMANCE BASED LTIP AWARD OPPORTUNITY	2013-2015 PERFORMANCE BASED LTIP AWARD OPPORTUNITY

David Simon(1)	$9,964,568	$11,428,976
Richard S. Sokolov	$5,480,538	$5,472,820
James M. Barkley	$3,985,778	$3,980,287
Stephen E. Sterrett(2)	$0	$3,980,287
David J. Contis	$2,491,177	$1,990,118

(1)
Please note that for 2013 and 2014, the grant date value of Mr. Simon's performance based LTIP incentive opportunity was reduced from the original $12 million level in his employment agreement based upon the amended terms and conditions he agreed upon with the Compensation Committee as described on page 31.

(2)
Mr. Sterrett will retire from the Company in March, 2015.

Similar to our 2013-2015 performance based LTIP plan, the number of LTIP units earned under the 2014-2016 LTIP program will depend on our actual TSR performance for the three-year performance period measured against the applicable performance measures.

OTHER ELEMENTS OF COMPENSATION

Retirement and Health and Welfare Benefits. We have never had a traditional or defined benefit pension plan. We maintain a 401(k) retirement plan in which all salaried employees can participate on the same terms. During 2013, our basic contribution to the 401(k) retirement plan was equal to 1.0% of the participant's base salary and Annual Cash Incentive Compensation and vests 20% after the completion of two years and an additional 20% after each additional year of service until fully vested after six years. We match 100% of the first 3% of the participant's contribution and 50% of the next 2% of the participant's contribution. Our matching contributions are vested when made. Our basic and matching contributions are subject to applicable IRS limits and regulations. The limit for Company contributions for any participant in 2013 was $12,750. The contributions we made to the 401(k) accounts of the

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    33

COMPENSATION DISCUSSION AND ANALYSIS

NEOs are shown in the All Other Compensation column of the Summary Compensation Table on page 37. Executive officers also participate in health and welfare benefit plans on the same terms as other salaried employees.

No Gross-Up for Excess Parachute Payments. David Simon and Mr. Sokolov have employment agreements; no other NEOs currently have employment agreements. There are no arrangements requiring us to gross-up compensation to cover taxes owed by the executives, including excise taxes payable by the executive in connection with a change in control.

If David Simon would become subject to the excise tax on certain "excess parachute payments" pursuant to Section 4999 of the Internal Revenue Code, his employment agreement provides that payments which would be subject to the excise tax will be reduced if he retains a greater after-tax amount after such reduction; otherwise, no reduction will be made. The employment agreement does not contain a gross-up for this excise tax.

Deferred Compensation Plan. We maintain a nonqualified deferred compensation plan that permits senior executives, key employees and directors to defer all or part of their compensation, including awards under the 1998 plan. There is an account for the executives and employees and a separate account for the non-employee directors. Although we have the discretion to contribute a matching amount or make additional incentive contributions, we have never done either. As a result, the amounts disclosed in the Nonqualified Deferred Compensation in 2013 Table on page 40 consist entirely of compensation earned by, but not yet paid to, the executives and any earnings on such deferred compensation. A participant's deferrals are fully vested, except for restricted stock awards that still have vesting requirements. Upon death or disability of the participant or our insolvency or a change in control affecting us, a participant becomes 100% vested in his account.

No Stock Option Grants. The Compensation Committee has not granted any stock options to executives or other employees since 2001. Historically, we have generally made equity-based incentive awards in the first calendar quarter after financial results for the preceding year have been announced.

OTHER POLICIES

EQUITY AWARD GRANT PRACTICES

As we did in 2012, we generally make equity-based incentive awards at the same time in the first quarter after financial results for the preceding year. However, during 2011, we made our equity-based incentive awards in July to coincide with the timing of Mr. Simon's retention agreement.

EXECUTIVE EQUITY OWNERSHIP GUIDELINES

We believe the financial interests of our executives should be aligned with the long-term interests of our stockholders. In addition to long-term incentives, our Board of Directors has established equity ownership guidelines for key executives, including the NEOs.

The current ownership guidelines require the executives to maintain ownership of our stock or any class of our equity securities or units of the Operating Partnership having a value expressed as a multiple of their base salary for as long as they remain our employees. Our guidelines for 2013 for the Chief Executive Officer and other executive officers are as follows:

POSITION	VALUE AS A MULTIPLE OF BASE SALARY
Chief Executive Officer	6.0x
Executive Officers	3.0x
Certain Executive Vice Presidents	3.0x

In addition, these executives are required to retain ownership of a sufficient number of shares received in the form of restricted share awards representing at least 50% of the after-tax value of their awards or 25% of the pre-tax value of such awards. These shares are to be retained by the executive until he or she retires, dies, becomes disabled or is no longer our employee.

Ownership of any class of our equity securities or units of the Operating Partnership counts toward fulfillment of these guidelines, including securities held directly, securities held indirectly by or for the benefit of immediate family members, shares of restricted stock that have been earned, even if not vested, and shares held following the exercise of stock options. Unexercised stock options do not count toward these goals. Each of our NEOs currently meets or exceeds these guidelines.

 34     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

CLAWBACKS OF INCENTIVE COMPENSATION

In 2013, the Compensation Committee approved a new clawback policy that applies to all of our current and former NEOs in the event of any material restatement of the Company's financial statement beginning in 2012 whether or not fraud or misconduct is involved. The clawback policy applies to cash amounts received through annual or long-term incentive plans, where payouts were based upon the restated financial results.

In addition, David Simon's employment agreement and the 2011, 2012 and 2013 LTIP program award agreements provide that in the event of a financial restatement, the Company may recoup the employee's Annual Cash Incentive Compensation and other equity and non-equity compensation tied to the achievement of earnings targets if the compensation would not have been earned as a result of the financial restatement. These provisions will be superseded by any broader recoupment policy that the Company adopts pursuant to expected regulations that are mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act. Future awards under the 1998 Plan will also include provisions expressly acknowledging the applicability of any such recoupment policy to the award.

HEDGING POLICY AND PLEDGING RESTRICTIONS

Our insider trading policy prohibits employees from hedging the ownership of Company securities. In addition, we do not permit our executive officers to pledge shares.

SECTION 162(m)

Substantially all of the services rendered by our executive officers were performed on behalf of the Operating Partnership. The Internal Revenue Service has issued a series of private letter rulings which indicate that compensation paid by an operating partnership to executive officers of a REIT that serves as its general partner is not subject to limitation under Section 162(m) to the extent such compensation is attributable to services rendered to the operating partnership. Although we have not obtained a ruling on this issue, we believe the positions taken in the rulings would apply to our operating partnership as well. Accordingly, we believe that the compensation we paid to our executive officers for 2013 will not be limited by Section 162(m). We reserve the right to approve and pay non-deductible compensation.

If we hereafter determine that Section 162(m) is applicable, then this could result in an increase to our income subject to federal income tax and could require us to increase distributions to our stockholders in order for us to maintain our qualification as a REIT.

ASSESSMENT OF COMPENSATION-RELATED RISKS

Our senior management team conducts an ongoing assessment of the risks related to our compensation policies and practices. This team reviews and discusses the various design features and characteristics of our Company-wide compensation policies and programs. The team also considers the elements of our compensation program for our senior executives including the performance measures used for the Annual Cash Incentive Compensation program and our long term incentive programs. Senior management obtains and evaluates data from a REIT peer group reflecting a comparison of compensation practices and pay levels for comparable positions within that group to assess the competitiveness of our compensation levels.

The Compensation Committee is responsible for overseeing the risks relating to compensation policies and practices affecting senior management on an ongoing basis. In performing this responsibility, the Compensation Committee utilized the services of a consultant to obtain advice and assistance in the design and implementation of incentive compensation programs for our executives. The consultant does no work for management, unless requested by the Chairman of the Compensation Committee. In reviewing whether our compensation policies and practices encourage excessive risk-taking, the Compensation Committee also considers senior management's assessment described above. We believe the following factors reduce the likelihood that our compensation policies and practices would encourage excessive risk-taking:

•
Our policies and programs are generally intended to encourage retention of our executives so that they can focus on achieving long-term objectives.

•
Our overall compensation is maintained at levels that are competitive with the market.

•
Our compensation mix is designed in large part to reward long-term performance and is balanced among (i) fixed cash components, (ii) incentives that reward improvements in total Company performance and business unit performance, (iii) components measured by individual performance, and (iv) performance based incentive opportunities that may be realized in the future.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    35

COMPENSATION DISCUSSION AND ANALYSIS

•
Our Annual Cash Incentive Compensation is weighted based on the achievement of several different financial and operational performance measures; the Compensation Committee has ultimate oversight in determining the Annual Cash Incentive Compensation allocation, thereby mitigating the risk that any one measure can dominate the payouts based on any formula.

•
Our LTIP programs use both absolute and relative TSR performance measures over three-year performance periods and additional two-year vesting requirements.

•
Awards under David Simon's 2011 CEO Retention Agreement are subject to performance conditions that begin on January 1, 2015, at the earliest. The awards will be earned if performance measures are achieved.

•
All NEO equity-based awards are subject to multi-year performance requirements, as well as post-earning vesting requirements.

•
Executive officers are subject to minimum stock ownership guidelines, equity award multi-year vesting requirements and limitations on trading our securities, including prohibitions on hedging our securities, under our Insider Trading Policy.

•
The Compensation Committee has discretion to decrease incentive performance targets and payouts when it determines that such adjustments would be in the best interests of us and our stockholders.

•
Beginning in 2011, all award agreements we entered into with executive officers contain clawback provisions permitting the Company to recoup compensation tied to the achievement of financial targets if the compensation would not have been earned based on restated financial results.

•
Beginning in 2013, all LTIP unit awards contain "double trigger" change in control provisions.

Based on the foregoing, we believe that our compensation policies and programs are not reasonably likely to have a material adverse effect on us.

 36     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

SUMMARY COMPENSATION TABLE

NAME (A)	YEAR (B)	SALARY (C)	NON-EQUITY INCENTIVE COMPENSATION(1) ($) (D)	STOCK AWARDS(2) ($) (E)	ALL OTHER COMPENSATION(3) ($) (F)	TOTAL ($) (G)
David Simon	2013	1,250,000	3,000,000	11,428,976	16,552	15,695,528
	2012	1,250,000	4,000,000	11,957,420	15,491	17,222,911
	2011	1,211,538	4,000,000	131,939,768	15,239	137,166,545
Stephen E. Sterrett	2013	515,000	775,000	3,980,287	17,946	5,288,233
	2012	515,000	1,000,000	4,982,279	16,572	6,513,851
	2011	512,692	1,150,000	4,983,220	16,320	6,662,232
Richard S. Sokolov	2013	800,000	1,200,000	5,472,820	345,538	7,818,358
	2012	800,000	1,500,000	5,729,585	374,459	8,404,044
	2011	797,231	1,500,000	5,979,864	334,030	8,611,125
James M. Barkley	2013	566,500	825,000	3,980,287	18,906	5,390,693
	2012	566,500	1,000,000	4,982,279	17,317	6,566,096
	2011	563,962	1,300,000	4,983,220	17,065	6,864,247
David J. Contis(4)	2013	750,000	950,000	1,990,118	13,446	3,703,564
	2012	750,000	750,000	2,742,927	3,196	4,246,123
	2011	504,908	700,000	2,889,750	398	4,095,056
(1)
Bonuses earned with respect to the indicated year were paid in the following year under our Annual Cash Incentive compensation program. See the "2013 Neo Annual Cash Incentive Compensation" section earlier in this Compensation Discussion and Analysis for information about how we determined the payments for 2013.

(2)
Represents the total grant date fair value of all equity-based awards made during 2013 determined in accordance with ASC 718. These include (a) for 2013 and 2012, the maximum awards under the 2013 and 2012 LTIP programs, respectively (even though those LTIP units remain subject to performance measures during a three-year performance period that has not yet ended and, once earned, are subject to further vesting requirements), and (b) for 2011, (i) the earned awards under the 2011 LTIP program (even though those LTIP units remain subject to vesting requirements), and (ii) the 1,000,000 LTIP units in David Simon's 2011 CEO Retention Agreement (even though those LTIP units are not expected to begin vesting until 2018).

  We engaged a major public accounting firm that is not our independent registered public accounting firm to develop the grant date fair values of the LTIP programs using a Monte Carlo simulation. Three simulations were conducted using assumptions regarding the total stock return on the Company's common stock and the relative total returns of the S&P 500 Index and MSCI U.S. REIT Index (RMS), as well as expected volatility, risk-free investment rates, correlation coefficients, dividend reinvestment, and other factors. The grant date fair values of the awards in the 2013 LTIP program so determined (net of the purchase price of $0.25 per unit to be paid by the participant) were as follows:

NAME	NUMBER OF AWARD UNITS	GRANT DATE FAIR VALUE OF 2013 LTIP PROGRAM
David Simon	226,949	$11,428,976
Stephen E. Sterrett	79,041	3,980,287
Richard S. Sokolov	108,680	5,472,820
James M. Barkley	79,041	3,980,287
David J. Contis	39,520	1,990,118

As explained in the "COMPENSATION DISCUSSION AND ANALYSIS" section of this Proxy Statement, the Compensation Committee determined that our performance for the three-year period ended December 31, 2013, resulted in a 100% payout of the three-year 2011 LTIP program. The number of LTIP units awarded under the three-year 2012 LTIP program and the 2013 LTIP program that may be earned in the future will depend upon the extent to which we achieve the performance measures during three-year performance periods that end on December 31, 2014 and 2015, respectively. If our performance for those periods results in a payout of less than 100%, the number of LTIP units earned would be less than the maximum amounts shown. Once earned, one-half of the LTIP units in the annual programs will vest on January 1 of the second and third years following the end of the applicable performance period. The recipient must maintain continuous service through each vesting date, except for termination of service resulting from death or disability or, in the Compensation Committee's sole discretion, upon retirement. The grant date fair values of the LTIP units are reported in column (e) net of the purchase price of $0.25 per unit.

The grant date fair value of the 1,000,000 Series CEO LTIP units in David Simon's 2011 CEO Retention Agreement is based on $120.33 per unit, the closing price of our common stock as reported by the NYSE for July 6, 2011, net of the purchase price of $0.25 per unit. Pursuant to the December 2013 amendment and restatement of the 2011 CEO Retention Agreement, the award of 1,000,000 LTIP Units was modified so that: (i) 720,000 LTIP Units were canceled on December 31, 2013, (ii) 360,000 LTIP Units, vesting on January 1, 2018, were awarded on December 31, 2013, (iii) 360,000 LTIP Units, vesting on January 1, 2019, were awarded on January 1, 2014 and (iv) the remaining 280,000 LTIP Units from the original award will be canceled on January 1, 2015 and 280,000 LTIP Units, vesting on June 30, 2019, will be awarded on the same date. All of the new LTIP Units that replace the original 1,000,000 LTIP Units will be subject to various performance criteria. See page 43 for more information regarding the modification of the 2011 CEO Retention Agreement.

For Mr. Contis in 2012, the amount shown in Stock Awards includes a $787,812 grant date value performance based restricted stock award made on March 5, 2012, plus his 2012 performance based LTIP awards. For 2011, the amount shown includes the value of a restricted stock award in the amount of 25,000 shares made to Mr. Contis on May 4, 2011 and which vests over a four-year period.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    37

COMPENSATION DISCUSSION AND ANALYSIS

The Total Direct Compensation Table found on page 32 allocates performance-conditioned incentive compensation awards in the year to which the performance relates or, in the case of multi-year performance periods, to the year in which the performance period ends.

(3)
Amounts reported in 2013 consist of the following:

ALL OTHER COMPENSATION

NAME	EMPLOYEE LIFE INSURANCE PREMIUMS	USE OF CHARTER AIRCRAFT	401(K) CONTRIBUTION
David Simon	$3,802	$ —	$12,750
Stephen E. Sterrett	5,196	—	12,750
Richard S. Sokolov	6,090	326,698	12,750
James M. Barkley	6,156	—	12,750
David J. Contis	696	—	12,750
(4)
Mr. Contis was employed by the Company on May 2, 2011. He received a restricted stock award upon his hire as a condition of his employment.

GRANTS OF PLAN-BASED AWARDS IN 2013

NAME	GRANT DATE(1) (B)	TYPE OF AWARD	ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS MAXIMUM (#) (G)(2)(4)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(l)(3)
David Simon	3/28/13	LTIP Units	226,949	11,485,713
Stephen E. Sterrett	3/28/13	LTIP Units	79,041	4,000,047
Richard S. Sokolov	3/28/13	LTIP Units	108,680	5,499,990
James M. Barkley	3/28/13	LTIP Units	79,041	4,000,047
David J. Contis	3/28/13	LTIP Units	39,520	1,999,998
(1)
Represents the date that the award was made.

(2)
There is no minimum or established target amount under the 2013 LTIP program. Column (g) represents the number of LTIP units the NEO would earn if our performance for the three-year period ended December 31, 2015 would result in a 100% payout. Once earned, the LTIP units will vest on January 1 of the second and third years following the end of the performance period. The recipient must maintain continuous service through each vesting date, except for termination of service resulting from death or disability or, in the Compensation Committee's sole discretion, upon retirement. Does not include the value of a restricted stock award made to Mr. Contis on March 5, 2012 and which vests over a four-year period.

(3)
The grant date fair value of the 2013 LTIP program awards was determined using a Monte Carlo analysis and is shown without regard to the $0.25 per unit purchase price.

(4)
The amounts disclosed above with respect to Mr. Simon, does not take into account the 360,000 LTIP Units granted on December 31, 2013 in exchange for the cancellation of 720,000 LTIP Units on such date pursuant to the 2011 CEO Retention Agreement.

 38     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

OUTSTANDING EQUITY AWARDS AT 2013 FISCAL YEAR-END

	STOCK AWARDS
	NUMBER OF SHARES OR UNITS EARNED THAT HAVE NOT VESTED (#)(1) (G)	MARKET VALUE OF SHARES OR UNITS THAT HAVE NOT VESTED ($)(2) (H)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(3) (I)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(4) (J)
David Simon	402,420	61,134,254	1,037,197	157,560,596
Stephen E. Sterrett	169,472	25,745,056	149,978	22,783,158
Richard S. Sokolov	196,835	29,901,882	190,257	28,901,947
James M. Barkley	169,472	25,745,056	149,978	22,783,158
David J. Contis	37,599	5,716,030	67,895	10,313,929
(1)
Consists of the following shares of restricted stock and LTIP units that have been earned but not vested:

	TYPE OF AWARD	NUMBER OF SHARES OR UNITS
David Simon	Restricted stock granted in 2009	10,527
	2010 LTIP units (two-year)	60,488
	2010-2012 LTIP units (three-year)	170,314
	2011-2013 LTIP units (three-year)	161,091

Stephen E. Sterrett	Restricted stock granted in 2009	2,256
	2010 LTIP units (two-year)	25,582
	2010-2012 LTIP units (three-year)	74,513
	2011-2013 LTIP units (three-year)	67,121

Richard S. Sokolov	Restricted stock granted in 2009	2,707
	2010 LTIP units (two-year)	28,425
	2010-2012 LTIP units (three year)	85,157
	2011-2013 LTIP units (three-year)	80,546

James M. Barkley	Restricted stock granted in 2009	2,256
	2010 LTIP units (two-year)	25,582
	2010 LTIP units (three-year)	74,513
	2011 LTIP units (three-year)	67,121

David J. Contis	Restricted stock granted in 2011	12,500
	Restricted Stock Grant 2012	4,963
	2011 LTIP units (three-year)	20,136

One-fourth of the restricted stock awards vest on January 1 of the four years following the date of the grant. One-half of the 2010 LTIP units in the annual programs vest on January 1 of the second and third years following the end of the performance period.

Additionally, for David Simon, column (g) does not include 46,439 shares of common stock that were acquired by reinvesting a portion of the funds from cash distributions on his unvested 2011 CEO Retention Agreement LTIP units in accordance with the terms of the award.

(2)
The amounts are calculated by multiplying $152.16, the closing price of our common stock as reported by the NYSE for December 31, 2013, by the applicable number of shares or LTIP units. The amounts for LTIP unit awards are net of the $0.25 per unit purchase price.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    39

COMPENSATION DISCUSSION AND ANALYSIS

(3)
Consists of the following LTIP units that have not yet been earned:

	TYPE OF AWARD	NUMBER OF UNITS
David Simon(5)	2012-2014 LTIP units	170,248
	2013-2015 LTIP units	226,949
	2011 CEO Retention Agreement LTIP units	640,000

Stephen E. Sterrett	2012-2014 LTIP units	70,937
	2013-2015 LTIP units	79,041

Richard S. Sokolov	2012-2014 LTIP units	81,577
	2013-2015 LTIP units	108,680

James M. Barkley	2012-2014 LTIP units	70,937
	2013-2015 LTIP units	79,041

David J. Contis	2012-2014 LTIP units	28,375
	2013-2015 LTIP units	39,520
(4)
The amounts are calculated by multiplying $152.16, the closing price of our common stock as reported by the NYSE for December 31, 2013, by the applicable number of LTIP units, net of the $0.25 per unit purchase price.

(5)
For David Simon, pursuant to the 2011 CEO Retention Agreement, 720,000 of the 1,000,000 previously granted and unvested units were canceled on December 31, 2013. The 640,000 units reflected above are comprised of 280,000 units not canceled under the 2011 CEO Retention Agreement, plus 360,000 units were awarded under the 2011 CEO Retention Agreement as of December 31, 2013. The 2011 CEO Retention Agreement calls for the above-referenced 280,000 units to be canceled effective January 1, 2015 and for a new award of 280,000 units to be granted on January 1, 2015. If awarded and earned, those 280,000 units will vest on June 30, 2019. Vesting is subject to satisfaction of certain performance hurdles and maintenance of continuous service through the vesting dates. An additional 360,000 units were awarded on January 1, 2014, but are not reflected. Assuming all performance and retention requirements are satisfied, the 360,000 unvested units awarded on December 31, 2013 will vest on January 1, 2018 and the 360,000 units awarded January 1, 2014, will vest on January 1, 2019. See page 43 for a description of vesting upon certain terminations of employment.

OPTION EXERCISES AND STOCK VESTED IN 2013

	OPTION AWARDS		STOCK AWARDS(2)
NAME(1) (A)	NUMBER OF SHARES ACQUIRED ON EXERCISE (#) (B)	VALUE REALIZED ON EXERCISE ($) (C)	NUMBER OF SHARES ACQUIRED ON VESTING (#) (D)	VALUE REALIZED ON VESTING ($)(3) (E)
David Simon	0	0	15,355	2,427,472
Stephen E. Sterrett	0	0	4,670	738,280
Richard S. Sokolov	0	0	6,328	1,000,394
James M. Barkley	0	0	4,670	738,280
David J. Contis	0	0	6,250	988,063
(1)
No NEOs exercised options during 2013.

(2)
Includes awards of restricted stock.

(3)
Portions of restricted stock awards granted in 2011 and earlier that vested on January 1, 2013. Value realized upon vesting is calculated by multiplying $158.09, the closing price of our common stock as reported by the NYSE on December 31, 2012, by the number of shares that vested on January 1, 2013.

NONQUALIFIED DEFERRED COMPENSATION IN 2013

NAME (A)	EXECUTIVE CONTRIBUTIONS IN LAST FY ($) (B)	REGISTRANT CONTRIBUTIONS IN LAST FY ($) (C)	AGGREGATE EARNINGS (LOSSES) IN LAST FY ($)(1) (D)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($) (E)	AGGREGATE BALANCE AT LAST FYE ($)(2) (F)
David Simon	—	—	283,276	1,403,944	10,110,883
Stephen E. Sterrett	—	—	273,746	1,379,138	16,079,294
Richard S. Sokolov	—	—	—	—	—
James M. Barkley	—	—	181,500	1,587,171	5,985,944
David J. Contis	149,500	—	44,751	—	350,730
(1)
Aggregate earnings include dividends paid on, and appreciation of, shares of our common stock held in the plan.

(2)
Of the amounts in this column, the following amounts are or were previously reported in the Summary Compensation Table: David Simon—$9,282,181; Mr. Sterrett—$2,930,447; Mr. Sokolov—$0; Mr. Barkley—$5,141,862; and Mr. Contis—$299,000.

 40     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The assets of our deferred compensation plan are held in what is commonly referred to as a "rabbi trust" arrangement. This means the assets of the plan are subject to the claims of our general creditors in the event of our insolvency. The plan assets are invested by the trustee in its sole discretion. Payments of a participant's elective deferrals are made as elected by the participant. These amounts would be paid earlier in the event of termination of employment or death of the participant, an unforeseen emergency affecting the participant as determined by the committee appointed to administer the plan or a change in control affecting us.

We have not made any contributions to the executive account of our deferred compensation plan since its inception in 1995. As a result, the contributions and aggregate balances shown in the table above are composed entirely of contributions made by the executives from their salary, bonus or restricted stock awards for prior years and earnings on those amounts. The earnings do not represent above-market or preferential rates. The executives may vote and are entitled to receive dividends on their restricted stock awards in the plan.

Deferral elections are made by eligible executives in June of each year for amounts to be earned or granted in the following year. An executive may defer all or a portion of salary, Annual Cash Incentive Compensation or awards under the 1998 plan.

The investment options available to an executive under the deferral program vary depending upon the type of compensation being deferred.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under our existing equity compensation plans as of December 31, 2013. As of January 18, 2013, there are no outstanding options under our existing equity compensation plans.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (#)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS ($)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (#)
Equity compensation plans approved by security holders(1)	0	$0	5,420,273	(2)
Equity compensation plans not approved by security holders	—	—	—
TOTAL(1)	0	$0	5,420,273	(2)
(1)
Consists of the 1998 Plan, which was approved by stockholders at the 2012 Annual Meeting held on May 17, 2012. The 1998 Plan is subject to ratification and approval at our upcoming Annual Meeting. Please see "Proposal 3: Ratification and Approval of the Amended and Restated 1998 Stock Incentive Plan" at page 47.

(2)
The 1998 Plan provides for the grant of incentive stock options, nonqualified stock options, SARs, restricted stock and performance units, including LTIP units. The Compensation Committee has not made any stock option awards to executives since 2001 and has never made any awards of SARs.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    41

COMPENSATION DISCUSSION AND ANALYSIS

ESTIMATED POST-EMPLOYMENT PAYMENTS UNDER ALTERNATIVE TERMINATION SCENARIOS

The following table sets forth the value of the benefits that would have been payable to each of the NEOs, assuming that the following events occurred on December 31, 2013. We do not disclose payments or other benefits under our 401(k) retirement plan and health and welfare plans because all salaried employees are entitled to the same benefits under those plans. Also, we do not include distributions from our deferred compensation plan because the amounts in that plan consist entirely of contributions made by the executives and earnings on those contributions. The amounts shown are only estimates of the amounts that would be payable to the executives upon termination of employment and do not reflect tax positions we may take or the accounting treatment of such payments. Actual amounts to be paid can only be determined at the time of separation.

	VOLUNTARY RESIGNATION OR RETIREMENT ($)	TERMINATION BY THE COMPANY WITHOUT CAUSE OR RESIGNATION WITH GOOD REASON ($)	DEATH OR DISABILITY ($)	CHANGE IN CONTROL ($)	TERMINATION BY THE COMPANY WITHOUT CAUSE OR RESIGNATION WITH GOOD REASON FOLLOWING CHANGE IN CONTROL ($)
David Simon(1)
Severance Payment(2)	—	7,500,000	—	—	7,500,000
Benefit Continuation	—	42,795	42,795	—	42,795
Restricted Stock(3)	—	—	1,601,788	1,601,788	1,601,788
Annual LTIP(4)	—	—	87,576,384	88,265,989	88,265,989
Retention LTIP(5)	—	52,144,279	104,288,558	—	104,288,558
TOTAL	$—	$59,687,074	$193,497,915	$89,867,777	$201,699,130
Stephen E. Sterrett
Severance Payment(6)	—	158,462	—	—	158,462
Restricted Stock(3)	—	—	343,273	343,273	343,273
Annual LTIP(4)	—	—	36,319,784	36,588,258	36,588,258
2013 Annual Cash Incentive Compensation(7)	—	—	775,000		775,000
TOTAL	$—	$158,462	$37,438,057	$36,931,531	$37,864,993
Richard S. Sokolov
Severance Payment(8)	—	1,400,000	—	—	1,400,000
Restricted Stock(3)	—	—	411,897	411,897	411,897
Annual LTIP(4)	—	—	42,924,398	43,254,752	43,254,752
2013 Annual Cash Incentive Compensation(5)	—	—	1,200,000	—	1,200,000
TOTAL	$—	$1,400,000	$44,536,295	$43,666,649	$46,266,649
James M. Barkley
Severance Payment(6)	—	174,308	—	—	174,308
Restricted Stock(3)	—	—	343,273	343,273	343,273
Annual LTIP(4)	—	—	36,319,784	36,588,258	36,588,258
2013 Annual Cash Incentive Compensation(7)	—	—	825,000	—	825,000
TOTAL	$—	$174,308	$37,488,057	$36,931,531	$37,930,838
David J. Contis
Severance Payment(6)	—	43,269	—	—	43,269
Restricted Stock(3)	—	—	2,657,170	2,657,170	2,657,170
Annual LTIP(4)	—	—	7,816,657	7,933,652	7,933,652
2013 Annual Cash Incentive Compensation(7)	—	—	950,000	—	950,000
TOTAL	$—	$43,269	$11,423,827	$10,590,822	$11,584,091
(1)
The terms of the employment agreement with David Simon are described in the "Termination-Related Provisions of Employment Agreement with David Simon," below. This table describes termination scenarios as of December 31, 2013 and the terms of his employment agreement as of that date.

(2)
Paid in equal installments over two years and subject to confidentiality and one- or two-year non-competition provisions in David Simon's employment agreement.

(3)
Amount represents the value of shares of restricted stock held by the executive that would be deemed fully vested as a result of the specified termination event. Value is based on a stock price of $152.16, the closing price of our common stock as reported by the NYSE for December 31, 2013. Pursuant to the 1998 Plan and the terms of award agreements, if an executive's employment terminates for any reason other than death, disability or change in control, unvested restricted stock awards terminate.

 42     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

(4)
Amount represents the value of LTIP units held by the executive that would be deemed fully vested as a result of the termination event. Value is based on a stock price of $152.16, the closing price of our common stock as reported by the NYSE for December 31, 2013, net of the purchase price of $0.25 per unit. The award agreements or, in the case of David Simon, his employment agreement, provide the following benefits if the executive's employment terminates due to death or disability or if we experience a change in control: (a) any unearned LTIP units would vest pro rata based on the actual performance during the applicable period and the number of days worked over the total days in the performance period (if the performance period has ended, there is no pro-ration of the award), and (b) any LTIP units earned before the date of death, disability or change in control vest as of the date of the event. The amounts include the earned LTIP units in the one-year, two-year and three-year 2010 programs, the earned LTIP units in the three-year 2011 LTIP program and pro-rated portions of the unearned three-year 2012 and 2013 LTIP programs.

(5)
Pursuant to the 2011 CEO Retention Agreement, (i) if we terminated Mr. Simon's employment without cause, or if he resigned his employment for good reason, in each case on December 31, 2013, then subject to the achievement of the required Termination FFO, one-half of the LTIP units (320,000) would vest and one-half of the shares that were in escrow (23,219.50) would vest, (ii) if Mr. Simon's employment was terminated as a result of death or disability, or if both a change in control occurred and we terminated his employment without cause or he resigned for good reason, in each case on December 31, 2013, then 100% of the LTIP Units (640,000) would vest and 100% of the shares in the escrow (46,439) would vest. Value is based on a stock price of $152.16, the closing price of our common stock as reported by the NYSE for December 31, 2013, net of the purchase price of $0.25 per unit (with no net reduction for the escrowed shares).

(6)
Determined by our current severance policy under which we pay severance to full-time employees (not covered by a collective bargaining agreement) whose employment is involuntarily terminated in the event of certain reductions in force, mergers or outsourcings. The amount of the severance is one week of pay for every year of service up to a maximum of sixteen years.

(7)
We paid our 2013 bonuses in 2014. Our Annual Cash Incentive Compensation program does not expressly address the consequences of a termination of employment prior to payment of the bonus. However, for the purposes of this table, we have assumed the Compensation Committee would approve paying the earned bonus to an executive who, as of the end of the year, died or became disabled or whose employment was terminated without cause or good reason following a change in control, other than David Simon, whose employment agreement contains provisions regarding the payment of bonuses.

(8)
Based on Richard Sokolov's employment agreement which is described below under "Employment Agreement with Richard Sokolov."

TERMINATION-RELATED PROVISIONS OF EMPLOYMENT AGREEMENT WITH DAVID SIMON

If David Simon is terminated by us without "Cause" or by him for "Good Reason," (each as defined in David Simon's Employment Agreement) subject to his execution of a release of claims against us, he will be paid severance in an amount equal to two times the sum of: his annual base salary and his target Annual Cash Incentive Compensation in equal installments over a two-year period.

In addition, also subject to his execution of a release of claims against us, up to one-half of the unvested LTIP units under the 2011 CEO Retention Agreement will be eligible to vest if he is terminated on or prior to June 30, 2015 and if the Termination FFO equals or exceeds a specified FFO amount. If such termination occurs after June 30, 2015 then a portion the remaining unvested LTIP units granted under the 2011 CEO Retention Agreement will become vested LTIP units if the Termination FFO equals or exceeds a specified FFO amount. For details regarding the Termination FFO, the Specified FFO and the portion that can be earned upon various terminations please see page 45 of this Proxy Statement

If David Simon is terminated due to disability or if he dies, he would be entitled to receive (A) the payments described in footnotes (2), (3), and (4) in the Estimated Post-Employment Payments Under Alternative Termination Scenarios table above, (B) pursuant to the terms of his annual performance based LTIP program award agreements, a number of LTIP units under the annual LTIP program determined at the end of the applicable performance period based on actual performance for that period and then prorated by a partial service factor based on the number of days during the performance period prior to his death or disability, (C) pursuant to the terms of his restricted stock award agreements, full vesting (in the event of death) or continued vesting over the four year schedule (in the event of disability) of his restricted shares and (D) full vesting of his 2011 CEO Retention Agreement.

If David Simon is terminated by us without "cause" or by him for "good reason" following a change in control, he would be entitled to receive (A) the payments described in (2), (3), and (4) in the Estimated Post-Employment Payments Under Alternative Termination Scenarios table above, (B) all of the unvested LTIP units under the 2011 CEO Retention Agreement fully vest (these also vest if such termination is during the six month period prior to a change in control if such change in control occur), (C) pursuant to the terms of his annual performance based LTIP unit awards, any unearned LTIP units multiplied by a partial service factor based on the number of days during the performance period to the date of the change in control, and (D) pursuant to the terms of his restricted stock award agreements, full vesting of his restricted stock. If there is a change in control, but David Simon is not terminated, he is entitled to the payments described in subsection (C), and (D) of this paragraph.

AMENDMENTS TO THE 2011 CEO RETENTION AGREEMENT

Effective as of December 31, 2013 David Simon, the Operating Partnership and the Company amended and restated the Series CEO LTIP Unit Award Agreement dated as of July 6, 2011, as amended on December 22,2011, March 29, 2013 as further amended and restated effective as of December 31, 2013 (as amended and restated, the "2011 CEO Retention Agreement").

The 2011 CEO Retention Agreement which was previously entirely service-based, will now become eligible to vest based on the attainment of Company based performance goals, in addition to a service-based vesting requirement. The 2011 CEO Retention Agreement, provides that if the relevant performance criteria are not achieved, Mr. Simon will forfeit all or a portion of such award. The performance criteria in the 2011 CEO Retention Agreement are designed to incentivize Mr. Simon to continue upon the Company's outstanding performance achieved under his leadership, and in the interest of aligning the 2011 CEO Retention

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    43

COMPENSATION DISCUSSION AND ANALYSIS

Agreement with the Company's pay-for-performance philosophy, which has been instrumental in the creation of exceptional long-term shareholder value.

Prior to the December 31, 2013 amendment and restatement, Mr. Simon's 1,000,000 LTIP Units vested over an eight year period, with one third vesting in 2017, one third vesting in 2018 and one third vesting in 2019. Pursuant to the 2011 CEO Retention Agreement, effective December 31, 2013, 720,000 of such LTIP Units were cancelled and in respect thereof 360,000 LTIP Units were granted to David Simon on December 31, 2013 (the "A Units") and 360,000 LTIP Units were granted to David Simon on January 1, 2014 (the "B Units"). 280,000 of the LTIP Units granted on July 6, 2011 shall be cancelled on January 1, 2015 and in respect thereof 280,000 LTIP Units shall be granted on January 1, 2015 (the "C Units"). The A Units, B Units and C Units may only be earned if and to the extent the applicable performance criteria and vesting requirements are met, as set forth below.

If the Company does not achieve FFO per share of at least $8.07 for 2015, then the 360,000 Class A Units shall not be earned. If the Company achieves FFO per share of $8.07 for 2015, then 50% of such Class A Units may be earned, subject to fulfillment of additional service based vesting requirements. If the Company achieves FFO per share of $8.86 for 2015, then 100% of such Class A Units may be earned, subject to fulfillment of additional service based vesting requirements. If the Company achieves FFO per share of greater than $8.07 but less than $8.86 for 2015, then the number of Class A Units that may be earned shall be between 50% and 100% based on linear interpolation, subject to fulfillment of additional service based vesting requirements.

If the Company does not achieve FFO per share of at least $8.43 for 2016, then all 360,000 Class B Units shall not be earned. If the Company achieves FFO per share of $8.43 for 2016, then 50% of such Class B Units may be earned, subject to fulfillment of additional service based vesting requirements. If the Company achieves FFO per share of $9.40 for 2016, then 100% of such Class B Units may be earned, subject to fulfillment of additional service based vesting requirements. If the Company achieves FFO per share of greater than $8.43 but less than $9.40 for 2016, then the number of Class B Units that may be earned shall be between 50% and 100% based on linear interpolation, subject to fulfillment of additional service based vesting requirements.

If the Company does not achieve FFO per share of at least $8.62 for 2017, then all 280,000 Class C Units shall be forfeited. If the Company achieves FFO per share of $8.62 for 2017, then 50% of such Class C Units may be earned, subject to fulfillment of additional service based vesting requirements. If the Company achieves FFO per share of $9.80 for 2017, then 100% of such Class C Units may be earned, subject to fulfillment of additional service based vesting requirements. If the Company achieves FFO per share of greater than $8.62 but less than $9.80 for 2017, then the number of Class C Units that may be earned shall be between 50% and 100% based on linear interpolation, subject to fulfillment of additional service based vesting requirements.

Notwithstanding the preceding three paragraphs, (i) if all or a portion of the Class A Units are not earned in 2015, then any such unearned Class A Units may be earned in 2016 if FFO per share for calendar year 2016 is equal to or greater than $9.40 or in 2017 if FFO per share for calendar year 2017 is equal to or greater than $9.80 and (ii) if all or a portion of the Class B Units are not earned in 2016, then any such unearned Class B Units may be earned in 2017 if FFO per share for calendar year 2017 is equal to or greater than $9.80 (collectively, the "catch-up feature"), in each case, subject to fulfillment of additional service based vesting requirements.

After determining the number of A Units, B Units and C Units respectively, that are earned (after taking into account the catch-up feature), such earned A Units shall vest on January 1, 2018, such earned B Units shall vest on January 1, 2019 and such earned C Units shall vest on June 30, 2019, in each case subject to David Simon's continued employment or service with the Company through such applicable date, provided that the A Units, B Units and C Units may become vested earlier upon certain terminations of employment or service, as set forth below.

The 2011 CEO Retention Agreement contains a double trigger change in control provision which requires David Simon to be terminated by us without Cause or to resign for Good Reason, in each case during the period commencing six months prior to and ending eighteen months after the Change in control, in order for the LTIP units to vest in connection with a Change in control.

The 2011 CEO Retention Agreement provides that if David Simon hereafter dies or his employment or service is terminated by us due to Disability, then all unvested LTIP Units will automatically vest. If David Simon's employment or service is terminated by us without Cause or by Mr. Simon for Good Reason, then the unearned LTIP Units will not automatically vest, but will be eligible to vest as follows: (i) if such termination is on or prior to June 30, 2015, up to one-half of the unearned LTIP Units will vest, if and to the extent that the Termination FFO (defined below) per share is equal to or greater than FFO A (defined below) per share for the year of termination and will vest in full if such Termination FFO is equal to or greater that FFO B (defined below) per share, (ii) if such termination occurs after June 30, 2015 and on or prior to December 31, 2017, a portion of the remaining Unvested LTIP Units will be earned equal to the product of (A) 100% of the unearned LTIP Units that will vest if and to the extent that the Termination FFO per share is equal to or greater than FFO B per share for the year of termination and between 50% to 100% if such Termination

 44     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

FFO is equal to or greater that FFO A per share but less than FFO B per share (the exact percentage to be based on linear interpolation) multiplied by (B) a quantity equal to (1) the number of completed calendar months that David Simon completed from July 6, 2011 through the date of the such termination, divided by (2) 96 (the number of calendar months in his employment agreement term) and (iii) if such termination occurs after December 31, 2017, a portion of remaining Unvested LTIP Units shall become Vested LTIP Units with such portion equal to the product of (A) the number of Unvested LTIP Units (after taking into account the number of Unvested LTIP Units if any that shall be forfeited after calendar year 2017 to the extent the performance goals were not achieved), multiplied by (B) (1) the number of completed calendar months from July 6, 2011 through the date of the such termination, divided by (2) 96.

"Termination FFO" per share means the FFO per share for the most recent calendar quarter multiplied by four (resulting in an annualized FFO per share number). "FFO A" means for 2015, 2016 and 2017, respectively: (i) for 2015: $8.07 multiplied by a percentage equal to (A) one hundred percent minus (B) the CAGR for the five year period preceding 2015; (ii) for 2016: $8.43 multiplied by a percentage equal to (A) one hundred percent minus (B) the CAGR for the five year period preceding 2016 and (iii) for 2017: $8.62 multiplied by a percentage equal to (A) one hundred percent minus (B) the CAGR for the five year period preceding 2017. "FFO B" means for 2015, 2016 and 2017, respectively: (i) for 2015: $8.86 multiplied by a percentage equal to (A) one hundred percent minus (B) the CAGR for the five year period preceding 2015; (ii) for 2016: $9.40 multiplied by a percentage equal (A) one hundred percent minus (B) the CAGR for the five year period preceding 2016 and (iii) for 2017: $9.80 multiplied by a percentage equal (A) one hundred percent minus (B) the CAGR for the five year period preceding 2017.

Pursuant the 2011 CEO Retention Agreement, FFO shall be increased or decreased to give effect to (i) extraordinary, unusual or nonrecurring item, including without limitation a spin-off, or as a result of dispositions not made in the ordinary course, (ii) litigation or claim judgments or settlements; (iii) changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results (iv) other specific unusual or nonrecurring events, or objectively determinable category thereof; (v) nonrecurring charges; and (vi) a change in the Company's fiscal year. Each such adjustment, if any, shall be made by the Committee in order to prevent the undue dilution of Mr. Simon's rights.

Under the 2011 CEO Retention Agreement, the after-tax portion of distributions paid on Mr. Simon's unvested LTIP units are used to buy shares of the Company's common stock, which are placed in escrow. As of December 31, 2013, there were 46,439 shares in escrow. In modifying the 2011 CEO Retention Agreement, the Committee and Mr. Simon agreed that the escrowed shares (and any shares purchased with distributions in respect of the remaining 280,000 LTIP units under the 2011 CEO Retention Agreement prior to such units' cancelation on January 1, 2015) will be released to Mr. Simon on a pro rata basis based upon the satisfaction of performance-based and service-based criteria.

EMPLOYMENT AGREEMENT WITH RICHARD SOKOLOV

We have an employment agreement with Richard Sokolov which term ended January 31, 2012, subject to automatic renewal for a one-year period unless either party provides 90 day advance notice. The agreement provides for an annual base salary of $800,000, subject to annual review and adjustment by the Compensation Committee. The agreement also provides that he is eligible to receive a cash bonus of not less than 75% and not more than 150% of his base salary as determined by the Compensation Committee.

If Richard Sokolov's employment was terminated by us without "cause" or by him for "good reason," we would have to pay him an amount equal to one year's current base salary and his target bonus in twelve monthly installments. In those instances and also in the event of disability, any unvested restricted stock awards that the Compensation Committee had granted would continue to vest provided that Richard Sokolov executes a release in favor of the Company and complies with the restrictive covenants described in the following paragraph.

The agreement includes covenants which restrict Richard Sokolov while he is employed and during any period of time in which restricted stock awards continue to vest from: (1) soliciting any of our employees or inducing them to terminate their employment with us; (2) employing or offering employment to any persons employed by us in a non-administrative capacity during the previous twelve months; or (3) diverting any persons from doing business with us or inducing any persons from doing business with us or inducing anyone to cease being one of our customers or suppliers.

For purposes of Richard Sokolov's agreement, "cause" is defined as a substantial and continued failure to perform his duties (following notice and an opportunity to cure) or conviction of a felony. "Good reason" is defined as a material diminution of or material adverse change in his duties, offices or responsibilities (including removal from or failure to secure his election to, the Board of Directors); a material breach of our obligations; a failure to have the agreement assumed by any successor to our business; or a required relocation of his principal base location from Youngstown, Ohio or Indianapolis, Indiana.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    45

COMPENSATION DISCUSSION AND ANALYSIS

ROLE OF THE INDEPENDENT COMPENSATION CONSULTANT

The Compensation Committee has retained Semler Brossy Consulting Group, LLC ("Semler Brossy" or "Consultant") as its independent consultant in 2011. The Consultant reports directly to the Compensation Committee and performs no other work for the Company. The Compensation Committee has analyzed whether the work of Semler Brossy as a compensation consultant has raised any conflict of interest, taking into consideration the following factors:

i.
The provision of other services to the Company by Semler Brossy;

ii.
The amount of fees from the Company paid to Semler Brossy as a percentage of the firm's total revenue;

iii.
Semler Brossy's policies and procedures that are designed to prevent conflicts of interest;

iv.
Any business or personal relationship of Semler Brossy or the individual compensation advisors employed by the firm with an executive officer of the Company;

v.
Any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and

vi.
Any stock of the Company owned by Semler Brossy or the individual compensation advisors employed by the firm.

The Compensation Committee has determined, based on its analysis of the above factors, that the work of Semler Brossy and the individual compensation advisors employed by Semler Brossy as compensation consultants to the Company has not created any conflict of interest.

 46     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

PROPOSAL 3:      Ratification and Approval of the Amended and Restated 1998 Stock Incentive Plan

THE BOARD OF DIRECTORS BELIEVES THAT STOCKHOLDERS' BEST INTERESTS ARE SERVED BY RATIFYING AND APPROVING THE CURRENT VERSION OF THE SIMON PROPERTY GROUP, L.P. AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN (THE "1998 PLAN") (AS DESCRIBED BELOW) SO THAT THE COMPANY CAN CONTINUE TO ATTRACT, INCENT AND RETAIN EMPLOYEES, DELIVER EXCEPTIONAL LONG-TERM RETURNS TO STOCKHOLDERS, CONTINUE TO ALIGN THE INTERESTS OF PARTICIPANTS IN THE 1998 PLAN WITH THOSE OF STOCKHOLDERS AND AVOID THE ADDITIONAL COST, EXPENSE AND DISTRACTION OF FURTHER LITIGATION. PARTICIPATION IN THE 1998 PLAN CONSTITUTES A SUBSTANTIAL PART OF THE COMPENSATION OF MANY OF OUR EMPLOYEES, MEMBERS OF OUR SENIOR MANAGEMENT AND ELIGIBLE DIRECTORS, AND THE BOARD OF DIRECTORS BELIEVES THAT SUCH COMPENSATION, WHICH HELPS TO ALIGN THE RECIPIENTS' INTERESTS WITH THOSE OF THE COMPANY AND ITS STOCKHOLDERS, HAS CONTRIBUTED TO AND WILL CONTRIBUTE TO THE COMPANY'S STRONG PERFORMANCE. THE BOARD OF DIRECTORS THEREFORE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

SUMMARY OF THE PROPOSAL

The Board of Directors (the "Board") unanimously recommends that stockholders ratify and approve the current version of the 1998 Plan, as set forth in this proxy statement (the "Current Plan"). The Current Plan incorporates certain amendments approved by a vote of the Company's stockholders in May 2012 and certain amendments that the Compensation Committee (the "Committee") of the Board approved and recommended to the Board for approval, and that the Board approved, in February and April 2014.

We are seeking stockholder ratification and approval of the Current Plan, as discussed below, because the amendments approved by stockholder vote in May 2012 have been challenged in a pending derivative lawsuit commenced by a stockholder who claims that the May 2012 vote was invalid due to allegedly inaccurate or misleading disclosures made to stockholders in our 2012 Proxy Statement. In a telephonic conference with counsel for the parties on March 28, 2014, in which the court presiding over the derivative lawsuit ruled on certain motions (described below), the court expressed a belief that the alleged misrepresentations and omissions on which this disclosure claim is based are of a type that could be cured with a ratifying vote of stockholders. The court did not, however, issue a ruling or provide any assurance that a ratifying vote would be found to cure the alleged misrepresentations and omissions. If the Current Plan is ratified and approved, we intend to seek dismissal of this derivative lawsuit. Dismissal of the suit would permit the Company to focus on continuing to increase long-term stockholder value without the cost, expense and distraction associated with further litigation of this claim.

In addition to other features discussed below, the Current Plan includes the following amendments to the 1998 Plan approved by the Board in February and April 2014:

•
Reduction of the Aggregate Number of Shares Reserved Below the Number Voted Upon in May 2012.  Setting the aggregate number of shares of the Company's common stock available for awards under the 1998 Plan at 16,300,000, such that immediately thereafter there will remain approximately 3,931,178 shares available to be awarded. This aggregate number of shares available for awards is 1,000,000 shares lower than the aggregate number of shares that was approved by a vote of the Company's stockholders in May 2012 (which vote is being challenged in the derivative litigation), but is higher than the aggregate number of shares available for awards before the May 2012 stockholder vote.

•
Reduction of the Per-Person Annual Award Limit Compared to the Limit Voted Upon in May 2012.  Setting a limit on the maximum number of shares that may be subject to all types of awards made to any participant during a calendar year at, in the aggregate, 600,000 for 2014 and 500,000 thereafter. These maximum limits are lower than that approved by a vote of the Company's stockholders in May 2012 (which vote is being challenged in the derivative litigation).

•
Prohibition on Non-Performance Based Units.  Prohibiting the Committee from making non-performance based awards of performance units (including long-term incentive performance units ("LTIP units")) without future stockholder approval of an amendment authorizing such awards.

BACKGROUND

In 1998, as originally approved by our stockholders, the aggregate number of shares of the Company's common stock reserved and available to be awarded under the 1998 Plan was 6,300,000 shares. In 2008, the aggregate number of shares reserved for issuance was increased to 11,300,000.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    47

PROPOSAL 3:      Ratification and Approval of the Amended and Restated 1998 Stock Incentive Plan

In May 2012, a majority of the Company's stockholders voted in favor of an amended and restated version of the 1998 Plan (the resulting version of the 1998 Plan, the "2012 Restated Plan"). The 2012 Restated Plan included, among other things, amendments that:

•
extended the term of the 1998 Plan by five years (from December 31, 2013 to December 31, 2018);

•
increased the aggregate number of shares of the Company's common stock reserved and available to be awarded under the 1998 Plan by 6,000,000 shares, such that immediately following the vote on the 2012 Restated Plan, approximately 6,787,387 shares were available to be awarded; and

•
set at 2,000,000 each the number of (a) options, (b) stock appreciation rights and (c) aggregate shares of restricted stock, shares of common stock and performance units that may be granted to any individual in a calendar year.

In August and September 2012, certain stockholders filed derivative and class lawsuits (the "Delaware Suits") in the Court of Chancery of the State of Delaware (the "Court") against the Company, members of its Board and the Company's Chief Executive Officer, David Simon, captioned Louisiana Municipal Police Employees Retirement System, et al. v. Bergstein, et al., Del. Ch., C.A. No. 7764-CS (the "LAMPERS Action") and Shepherd v. Simon, et al., Del. Ch., C.A. No. 7902-CS (the "Shepherd Action"). These lawsuits included challenges to an amendment to the 1998 Plan adopted by the Company's Board on July 6, 2011 (the "2011 Amendment") and an award to Mr. Simon of 1,000,000 LTIP units, which was made on July 6, 2011 (the "2011 CEO Retention Agreement"), as well as a claim challenging the validity of the 2012 Restated Plan based on allegations that certain disclosures made to the Company's stockholders in connection with the approval of the 2012 Restated Plan were inaccurate or misleading (the "Disclosure Claim").

THE BOARD BELIEVES RATIFICATION AND APPROVAL BENEFITS STOCKHOLDERS

We ask that stockholders ratify and approve the Current Plan (summarized above and described more fully below) at the 2014 Annual Meeting. Considerations favoring ratification and approval include the following:

OUR PAY-FOR-PERFORMANCE CULTURE

The price of the Company's common shares has outperformed the S&P 500 in 12 of the last 14 years. During the last 14 years, all of our executive officers, many employees and members of our senior management and all eligible directors have been granted awards under and participate in the 1998 Plan. Approximately 80 individuals are currently participants in the Current Plan. The Board believes that providing equity awards benefits the Company by helping to align the recipients' interests with those of the Company and its stockholders. A substantial portion of our executive officers' compensation is in the form of performance based equity awards.

OUR "BURN-RATE" IS LOW

The Company's three-year average "burn-rate" (calculated by dividing the total number of options, shares of restricted stock, restricted stock units and performance units granted and vested in 2011, 2012 and 2013 by the Company's basic weighted average common shares outstanding for 2011, 2012 and 2013), using Institutional Shareholder Services Inc.'s ("ISS") methodology, is approximately 0.21%, which is substantially below ISS's 2014 "cap" of 2.86% specific to Real Estate companies.

RATIFICATION AND APPROVAL MAY RESOLVE PENDING LITIGATION

The Company believes that stockholder ratification and approval of the Current Plan will resolve the issues raised in the Disclosure Claim. In delivering its ruling in the Delaware Suits on March 28, 2014, the Court expressed a belief that the alleged misrepresentations and omissions on which the Disclosure Claim is based are of a type that could be cured with a future ratifying vote, but did not issue any ruling or any assurance that such a vote would be found to cure the alleged misrepresentations and omissions. If the Current Plan is ratified and approved, we intend to move to dismiss the Disclosure Claim. Final dismissal of the Delaware Suits will permit the Company to focus on continuing to increase long-term stockholder value without the cost, expense and distraction of further litigation with respect to the Delaware Suits.

If the Current Plan is not ratified and approved, and if the plaintiff in the Shepherd Action ultimately prevails on his claim that certain disclosures made to the Company's stockholders in connection with the approval of the 2012 Restated Plan were deficient and misleading, it is possible that certain awards made prior to January 1, 2014, and all awards granted after December 31, 2013, including awards made pursuant to the modification of the 2011 CEO Retention Agreement and those to be granted in the future, may be invalidated. Such invalidation of awards may give rise to further litigation and may negatively impact the Company's ability to incent and retain key employees and officers.

The foregoing summary is qualified in its entirety by the discussion below, including reference to the Current Plan, as set forth below and as set forth in Appendix A to this proxy statement. Stockholders are encouraged to read the description of the entire proposal and the text of the Current Plan set forth in Appendix A (which provides a comparison reflecting differences between the Current Plan and the 1998 Plan as it existed prior to stockholder approval of the 2012 Restated Plan).

 48     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

PROPOSAL 3:      Ratification and Approval of the Amended and Restated 1998 Stock Incentive Plan

GENERAL

THE 2012 RESTATED PLAN

At the 2012 Annual Meeting of Stockholders of the Company held on May 17, 2012, a majority of the Company's stockholders voted to approve the 2012 Restated Plan, with 156,671,436 shares voting "FOR", and 106,059,748 voting "AGAINST", and with 111,505 abstentions and 9,506,079 broker non-votes.

The 2012 Restated Plan, in addition to other changes: (1) extended the term of the 1998 Plan by five years (from December 31, 2013 to December 31, 2018); (2) increased the aggregate number of shares of the Company's common stock available for awards under the 1998 Plan by 6,000,000, such that following stockholder approval of the 2012 Restated Plan, there remained approximately 6,787,387 shares available to be awarded; (3) set at 2,000,000 each the number of (a) options, (b) stock appreciation rights, and (c) aggregate shares of restricted stock, shares of common stock and performance units that may be granted to any individual in a calendar year and (4) changed the provisions relating to automatic grants of restricted stock to eligible directors.

THE DELAWARE SUITS

In August and September 2012, certain stockholders filed the Delaware Suits.

The LAMPERS Action alleged that the members of the Company's Board breached their fiduciary duties and exceeded their authority under the 1998 Plan, as it existed prior to July 6, 2011, by (1) adopting without stockholder approval the 2011 Amendment permitting the Company to issue LTIP units that were to vest pursuant to continued service without the satisfaction of performance-based criteria; and (2) approving, pursuant to that amendment, the 2011 CEO Retention Agreement, which awarded LTIP units that vest pursuant to continued service without the satisfaction of performance-based criteria. The LAMPERS Action further alleged that Mr. Simon breached his fiduciary duties by accepting the 2011 CEO Retention Agreement. The LAMPERS Action also included claims concerning disclosures made to the Company's stockholders in connection with the approval of the 2012 Restated Plan.

On February 15, 2013, the defendants (other than the Company, which is a nominal defendant) moved for judgment on the pleadings in the LAMPERS Action. At a hearing held on May 30, 2013, and in an Order dated June 11, 2013, the Court granted that motion in part, dismissing the claims concerning disclosures made to the Company's stockholders in connection with the approval of the 2012 Restated Plan, and otherwise denying the motion. On July 19, 2013, the plaintiff in the LAMPERS Action moved for summary judgment, and on September 6, 2013, the defendants (other than the Company) cross-moved for summary judgment.

The Shepherd Action alleged that the members of the Company's Board breached their fiduciary duties and exceeded their authority under the 1998 Plan, as it existed prior to 2012 Restated Plan, by awarding more than 600,000 LTIP units to Mr. Simon in a calendar year. The Shepherd Action further alleged that Mr. Simon breached his fiduciary duties and was unjustly enriched by accepting the 2011 CEO Retention Agreement. The Shepherd Action also included the Disclosure Claim, alleging that certain disclosures made to the Company's stockholders in connection with the approval of the 2012 Restated Plan were deficient and misleading in two principal respects: first, such disclosures characterized the 2012 Restated Plan as "adding limits on the number of shares that may be issued as certain types of awards to any person during a calendar year," while the Disclosure Claim alleges that the 2012 Restated Plan did not add per-person limits, but instead increased existing per-person limits, on such issuances; and second, such disclosures characterized that aspect of the 2012 Restated Plan as a "non-substantive" change, while the Disclosure Claim alleges that the change was substantive. Based upon the Disclosure Claim, the Shepherd Action seeks relief including rescission of the 2012 Restated Plan.

On December 17, 2012, the defendants (other than the Company, which is a nominal defendant) moved to dismiss the Shepherd Action, and on March 25, 2013, the defendants withdrew their motion and served an answer to the complaint. On July 23, 2013, the plaintiff in the Shepherd Action moved for partial judgment on the pleadings.

If the Current Plan is not ratified and approved, and if the Court rules in favor of the plaintiff in the Shepherd Action on the Disclosure Claim and rescinds the 2012 Restated Plan, it is possible that certain awards made prior to January 1, 2014, all awards granted after December 31, 2013 (including a portion of the awards constituting the modified 2011 CEO Retention Agreement discussed immediately below) and awards to be granted in the future, may be invalidated. The Board believes that such an outcome would be contrary to the best interests of the Company and its stockholders, because equity awards are a substantial component of total direct compensation for the Company's employees (including executive officers) and eligible directors, and align the interests of grantees with those of the Company's stockholders generally. For more details, see the "2011-2013 EXECUTIVE TOTAL DIRECT COMPENSATION MIX" section of this proxy statement that begins on page 25, and the "DIRECTOR COMPENSATION" section of this proxy statement that begins on page 16.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    49

PROPOSAL 3:      Ratification and Approval of the Amended and Restated 1998 Stock Incentive Plan

 THE MODIFICATION OF THE 2011 CEO RETENTION AGREEMENT

Effective as of December 31, 2013, the Committee and Mr. Simon agreed to certain modifications to the 2011 CEO Retention Agreement, to provide that all of the LTIP units awarded to Mr. Simon will generally be earned upon the satisfaction of performance-based criteria and that no more than 600,000 of such units will be granted to Mr. Simon in any calendar year. Specifically, pursuant to these modifications, (1) the Company canceled 720,000 of the 1,000,000 LTIP units granted pursuant to the 2011 CEO Retention Agreement, granted Mr. Simon 360,000 LTIP units on each of December 31, 2013, and January 1, 2014, and committed to grant Mr. Simon 280,000 LTIP units on January 1, 2015, at which time the remaining 280,000 units included in the 2011 CEO Retention Agreement will be canceled; and (2) the LTIP units granted on December 31, 2013, and January 1, 2014, and those to be granted on January 1, 2015, will generally be earned upon the satisfaction of performance-based criteria (in addition to service-based vesting requirements), provided that different vesting may apply upon certain terminations of employment. Under the 2011 CEO Retention Agreement, the after-tax portion of distributions paid on Mr. Simon's unvested LTIP units are used to buy shares of the Company's common stock, which are placed in escrow. As of December 31, 2013, there were 46,439 shares in escrow. In modifying the 2011 CEO Retention Agreement, the Committee and Mr. Simon agreed that the escrowed shares (and any shares purchased with distributions in respect of the remaining 280,000 LTIP units under the 2011 CEO Retention Agreement prior to such units' cancelation on January 1, 2015) will be released to Mr. Simon on a pro rata basis based upon the satisfaction of performance-based and service-based criteria. Under the modified 2011 CEO Retention Agreement, if Mr. Simon dies or is terminated by the Company due to disability, then all unvested LTIP units under the 2011 CEO Retention Agreement will automatically vest, and the automatic vesting of the LTIP units will cause the escrowed shares to be released to Mr. Simon. For more details concerning the 2011 CEO Retention Agreement, see the "COMPENSATION DISCUSSION AND ANALYSIS" section of this proxy statement that begins on page 21, and the "TERMINATION-RELATED PROVISIONS OF EMPLOYMENT AGREEMENT WITH DAVID SIMON" and "AMENDMENTS TO THE 2011 CEO RETENTION AGREEMENT" subsections of this proxy statement that begin on page 43. Further, the Committee determined, as reflected in the Company's January 2, 2014 Form 8-K, that it will not make non-performance based grants of LTIP units without stockholder approval of an amendment to the 1998 Plan authorizing such awards. The Current Plan does not permit non-performance based grants of LTIP units unless stockholder approval is obtained to allow such grants.

RECENT DEVELOPMENTS IN THE DELAWARE SUITS AND THE 2014 AMENDMENTS

On December 31, 2013, while the motions for summary judgment and partial judgment on the pleadings (referred to above) were pending, the defendants in the Delaware Suits moved to dismiss the plaintiffs' claims as moot based upon the modifications to the 2011 CEO Retention Agreement and the determination of the Committee that it will not make non-performance based grants of LTIP units without stockholder approval of an amendment to the 1998 Plan authorizing such awards. In submissions supporting such motions, the defendants, through their counsel, represented to the Court that the Committee would not grant awards under the 1998 Plan that exceed the 600,000 share threshold for any individual in a calendar year absent further stockholder approval of an amendment to the 1998 Plan authorizing such awards.

On February 13, 2014, the Board approved an amendment to the 1998 Plan that had been approved and recommended for approval by the Committee (the "February 2014 Amendment"). The February 2014 Amendment: (1) removed from the 1998 Plan certain language added by the 2011 Amendment; (2) required that grants of performance units be based on the attainment of specified performance goals over a performance cycle, and consequently, deleted a requirement that performance units based solely on completion of a period of service must have a minimum period of service of thirty-six (36) months; and (3) provided that the maximum number of shares that may be subject to awards granted to any participant under the 1998 Plan during a calendar year shall not exceed 600,000. The Company believed, and the defendants in the Delaware Suits contended, that the modifications to the 2011 CEO Retention Agreement and the February 2014 Amendment mooted the Delaware Suits.

In a March 28, 2014 ruling in a telephonic conference with counsel for the parties, the Court granted in part and denied in part the motions to dismiss the Delaware Suits as moot. The Court ruled that the modifications to the 2011 CEO Retention Agreement and the February 2014 Amendment "fully mooted" the challenges to the validity of the 2011 CEO Retention Agreement and the 2011 Amendment, but denied the motion to dismiss with respect to the Disclosure Claim. In delivering its ruling, the Court also expressed a belief that the alleged misrepresentations and omissions on which the Disclosure Claim is based are of a type that could be cured with a future ratifying vote, but did not issue any ruling or any assurance that such a vote would be found to cure the alleged misrepresentations and omissions. A formal order implementing the Court's ruling has not yet been issued. In its ruling, the Court stated that such formal order will bind defendants to their prior commitments and representations that, absent stockholder approval of an amendment to the 1998 Plan authorizing such awards, the Committee will neither make non-performance based grants of LTIP units nor grant awards under the 1998 Plan that exceed the 600,000 share threshold for any individual in a calendar year.

On April 4, 2014, the Board approved an amendment to the 1998 Plan that had been approved and recommended for approval by the Committee (the "April 2014 Amendment"). The April 2014 Amendment: (1) reduces the aggregate number of shares of the

 50     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

PROPOSAL 3:      Ratification and Approval of the Amended and Restated 1998 Stock Incentive Plan

Company's common stock available for awards under the 1998 Plan by 1,000,000 (when compared to the 2012 Restated Plan), such that immediately following the April 2014 Amendment there remained approximately 3,931,178 shares available to be awarded; and (2) reduces the maximum number of shares that may be subject to awards granted to any participant during a calendar year starting in 2015 from 600,000 (under the February 2014 Amendment) to 500,000.

THE PROPOSED RATIFICATION AND APPROVAL OF THE CURRENT PLAN

While the Company is continuing to litigate the Disclosure Claim and does not believe that any prior disclosures with respect to the 1998 Plan were deficient in any respect, the Board has proposed that the Current Plan be submitted to the stockholders for ratification and approval at the 2014 Annual Meeting.

The Company believes that stockholder ratification and approval of the Current Plan is in the best interests of the Company and its stockholders and will moot the Disclosure Claim, thereby permitting the Company to avoid the additional cost, expense and distraction of further litigation, continue to focus on increasing long-term stockholder value, attract, retain and incent its employees and eligible directors and continue to align their interests with the interests of our stockholders. Further, if the Current Plan is not ratified and approved, and if the plaintiff in the Shepherd Action ultimately prevails on his claim that certain disclosures made to the Company's stockholders in connection with the approval of the 2012 Restated Plan were deficient and misleading, it is possible that certain awards made prior to January 1, 2014, and all awards granted after December 31, 2013, including awards made pursuant to the modification of the 2011 CEO Retention Agreement and those to be granted in the future, may be invalidated. Such invalidation of awards may give rise to further litigation and may negatively impact the Company's ability to incent and retain key employees and officers.

SUMMARY OF THE CURRENT PLAN

THE 2012 RESTATED PLAN AND THE FEBRUARY AND APRIL 2014 AMENDMENTS

The following is a summary of the changes to the 1998 Plan resulting from the 2012 Restated Plan, the February 2014 Amendment, the April 2014 Amendment and certain other features of the Current Plan.

This summary is qualified in its entirety by reference to the Current Plan, as proposed to be ratified and approved, set forth as Appendix A to this proxy statement. Stockholders are advised to read the actual text of Appendix A.

The 2012 Restated Plan, in addition to other changes: (1) extended the term of the 1998 Plan to December 31, 2018; (2) increased the aggregate number of shares of the Company's common stock available for awards under the 1998 Plan by 6,000,000, such that following the 2012 Restated Plan, there remained approximately 6,787,387 shares available to be awarded; (3) set at 2,000,000 each the number of (a) options, (b) stock appreciation rights and (c) aggregate shares of restricted stock, shares of common stock and performance units that may be granted to any individual in a calendar year; and (4) changed the provisions relating to automatic grants of restricted stock to eligible directors.

The February 2014 Amendment (1) removed from the 1998 Plan certain language added by the 2011 Amendment; (2) required that grants of performance units be based on the attainment of specified performance goals over a performance cycle and, consequently, deleted a requirement that performance units based solely on completion of a period of service must have a minimum period of service of thirty-six (36) months; and (3) provided that the maximum number of shares that may be subject to awards granted to any participant under the 1998 Plan during a calendar year shall not exceed 600,000. The Company believed, and the defendants in the Delaware Suits contended, that the modifications to the 2011 CEO Retention Agreement and the February 2014 Amendment mooted the Delaware Suits.

Of these three changes to the 2012 Restated Plan, the Current Plan, which stockholders are asked to ratify and approve, incorporates (1) removal from the 1998 Plan of certain language added by the 2011 Amendment; and (2) the requirement that grants of performance units be based on the attainment of specified performance goals over a performance cycle and the consequent deletion of a requirement that performance units based solely on completion of a period of service must have a minimum period of service of thirty-six (36) months.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    51

PROPOSAL 3:      Ratification and Approval of the Amended and Restated 1998 Stock Incentive Plan

With respect to the aggregate number of shares of the Company's common stock available for awards under the 1998 Plan, the April 2014 Amendment reduced the aggregate number of shares reserved for issuance by 1,000,000 shares (when compared to the 2012 Restated Plan), such that immediately following the April 2014 Amendment there remained approximately a total of 3,931,178 shares available to be awarded. With respect to the number of awards that may be granted to any individual in a calendar year, the April 2014 Amendment provides for a per-person limitation of 600,000 shares for 2014 and, commencing in 2015, a per-person limitation of 500,000 shares (1,500,000 shares less than the number permitted by the 2012 Restated Plan and 100,000 shares less than the number permitted by the February 2014 Amendment). The April 2014 Amendment is incorporated in the Current Plan, which stockholders are asked to ratify and approve.

Prior to stockholder approval of the 2012 Restated Plan, the 1998 Plan would have expired on December 31, 2013. The Board proposed in the 2012 Restated Plan to extend the expiration date of the 1998 Plan to December 31, 2018. The extension was intended to allow us to continue using equity-based incentive compensation awards with long-term performance periods and subsequent service-based vesting requirements, which we believe are the best means to align the interests of our employees, including our executive officers, and our eligible directors with those of our stockholders and promote the creation of long-term stockholder value. If the Current Plan, which includes the extension, is not ratified and approved, and if the plaintiff in the Shepherd Action ultimately prevails on the Disclosure Claim, certain awards made prior to January 1, 2014, all awards granted after December 31, 2013 (including awards made pursuant to the modification of the 2011 CEO Retention Agreement) and those to be awarded in the future, may be invalidated. As of April 1, 2014, the total number of shares as to which awards were made prior to January 1, 2014 that could be invalidated if the Current Plan is not ratified and approved is 219,727. As of April 1, 2014, the total number of shares as to which awards have been granted after December 31, 2013, and that the Company has agreed to grant in the future is 849,095. The total number of shares as to which awards have been granted or that the Company has agreed to grant in the future, in excess of the maximum number of shares under the 1998 Plan as it existed prior to the 2012 Restated Plan, is 1,068,822.

Prior to the 2012 Restated Plan, the 1998 Plan contained provisions specifying the amount and timing of automatic grants of restricted stock to eligible directors (directors who are not our employees or employees of our affiliates). These provisions could not be changed without amending the 1998 Plan and having the amendment approved by stockholders. While we have used, and expect to continue to use, restricted stock awards under the 1998 Plan as an integral part of our compensation package for eligible directors, deleting the specific amounts and timing requirements for these awards gives the Governance and Nominating Committee (which makes recommendations to the Committee on our compensation program for eligible directors) and the Committee (which makes awards under the Current Plan, including those to eligible directors) the ability to make changes in the form and the amount of director compensation in the manner they determine most appropriate.

The Current Plan includes a requirement that restricted stock awarded to eligible directors be held in our Director Deferred Compensation Plan until the director retires, dies or becomes disabled or otherwise no longer serves as a director, including after the shares vest. Until the shares are delivered, the eligible directors may vote and are entitled to receive dividends of the shares; however, any dividends must be reinvested in additional shares of the Company's common stock, which must also be held in the Director Deferred Compensation Plan until the associated restricted shares are delivered to a former director.

Prior to the 2012 Restated Plan, the aggregate number of shares reserved for issuance under the 1998 Plan was 11,300,000. Through the 2012 Restated Plan, the number of shares reserved for issuance was increased to 17,300,000. The April 2014 Amendment reduced the number of shares reserved for issuance to 16,300,000 (1,000,000 shares less than the number permitted by the 2012 Restated Plan). We are asking stockholders to ratify and approve this aggregate number of shares reserved for issuance of 16,300,000. As of April 1, 2014, the number of shares available for issuance under future awards under the 1998 Plan (based on a total share reserve of 17,300,000) was 4,931,178 shares, pursuant to the limit set in the 2012 Restated Plan. The Board believes that setting the number of shares available for issuance at 16,300,000 is in the best interests of the Company. We expect that setting the number of shares available for issuance at 16,300,000 will be sufficient to allow us to continue our current equity-based incentive compensation programs through December 31, 2018. As stated above and in the "COMPENSATION DISCUSSION AND ANALYSIS" section of this proxy statement that begins on page 21, we use equity-based incentive compensation as a key component of our pay-for-performance philosophy.

The Shepherd Action contends that, prior to the 2012 Restated Plan, the 1998 Plan imposed a limitation on the number of awards that may be granted to any individual in a calendar year of 600,000 shares applicable to all awards, including stock options, stock appreciation rights, restricted stock, common stock and performance units. The defendants in the Shepherd Action disputed that contention and maintained that, prior to the 2012 Restated Plan, the 1998 Plan's annual per-person limit of 600,000 shares pertained solely to awards of stock options. The 2012 Restated Plan provided that the maximum number of shares that may be subject to awards granted to any individual in a calendar year shall not exceed 2,000,000 options, 2,000,000 stock appreciation rights

 52     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

PROPOSAL 3:      Ratification and Approval of the Amended and Restated 1998 Stock Incentive Plan

and 2,000,000 in the aggregate of restricted stock, common stock and performance units. The February 2014 Amendment provided that the maximum number of shares that may be subject to all awards granted to any participant during a calendar year shall not exceed 600,000.

The April 2014 Amendment imposed an annual aggregate per-person grant limitation of 600,000 shares for years prior to 2015 and, commencing in 2015, 500,000 shares (1,500,000 shares less than the number permitted by the 2012 Restated Plan and 100,000 shares less than the number permitted by the February 2014 Amendment) for all awards, including stock options, stock appreciation rights, restricted stock, common stock and performance units. The Board believes that commencing in 2015, setting the annual aggregate per-person grant limitation at 500,000 shares is in the best interests of the Company and its stockholders.

The Current Plan, which stockholders are asked to ratify and approve, incorporates a number of other changes in the 1998 Plan resulting from the 2012 Restated Plan. These include:

•
modifying the provisions of Section 1.5 to include a share reserve concept, clarifying the impact of forfeited awards and the impact of plans operated by companies acquired by the Operating Partnership or the Company;

•
adding new business criteria that may be used in performance goals (including (i) implementation or completion of critical activities, (ii) return on capital deployed, (iii) debt, credit or other leverage measures or ratios, (iv) improvement in cash flow and (v) net operating income);

•
permitting award agreements to be in electronic form;

•
authorizing the Committee to create subplans for awards to eligible persons outside the United States; and

•
adding provisions intended to promote compliance with legal requirements, including Rule 16b-3 promulgated under the Exchange Act and Section 10D of the Exchange Act, which requires forfeiture or recovery of compensation in certain circumstances.

SUMMARY OF ADDITIONAL TERMS AND PROVISIONS OF THE CURRENT PLAN

PURPOSE

The primary purpose of the Current Plan is to attract and retain the best available officers, key employees, eligible directors, advisors and consultants for positions of substantial responsibilities with us and our affiliates and to provide an additional incentive to such officers, key employees, eligible directors, advisors and consultants to exert their maximum efforts to maintain and enhance our, and the Operating Partnership's, performance and profitability. All of our officers, key employees, advisors and consultants and those of our affiliates (except for Herbert Simon) and all eligible directors are eligible to be granted awards under and participate in the Current Plan. Approximately 300 individuals are currently eligible to participate in the Current Plan. The Board believes that providing equity awards benefits the Company by aligning the recipients' interests with those of the Company.

Using the methodology provided by ISS, the Company's three-year average burn rate under the 1998 Plan is expected to be approximately 0.21%, which is substantially below ISS's 2014 "cap" of 2.86% for companies ISS evaluates in the Real Estate industry.

ADMINISTRATION

The Current Plan is administered by the Committee. The Committee, in its sole discretion, determines which eligible individuals will receive an award and the type, extent and terms of the awards to be granted to them. In addition, the Committee interprets the Current Plan and makes all other determinations deemed advisable for its administration.

AWARDS

The Current Plan provides for the grant of the following types of awards: incentive stock options within the meaning of Section 422 of the Internal Revenue Code, nonqualified stock options, stock appreciation rights or SARs, restricted stock, and performance units (including LTIP units). As of April 1, 2014, an aggregate of 4,231,601 shares of common stock were covered by outstanding awards made under the 1998 Plan, which consisted of (1) 182,898 shares of unvested restricted stock, and (2) 4,048,703 shares reserved for issuance in connection with outstanding awards of LTIP units. The closing price of our common stock as reported by the NYSE on April 1, 2014 was $164.92.

Stock options represent rights to purchase a specified number of shares of our common stock at a designated exercise price for a specified exercise period. SARs represent the right to acquire upon exercise of the award the amount by which the market value of a share of our common stock on the settlement date exceeds the base value of the award. This amount is then paid in cash or

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    53

PROPOSAL 3:      Ratification and Approval of the Amended and Restated 1998 Stock Incentive Plan

shares of our common stock using the market value on the settlement date. The Committee has not made any stock option awards to executive officers since 2001 and has never granted any awards of SARs.

Restricted stock awards, which may be subject to performance-based conditions, continuing service requirements, or other conditions, are grants of shares of our common stock that are subject to forfeiture provisions and transfer restrictions. In general, pending the lapse of such provisions and restrictions, certificates representing shares of restricted shares are held by us, but the grantee has all of the rights of a stockholder, including the right to vote the shares and the right to receive all dividends thereon.

While awards of restricted stock may be subject to forfeiture provisions and transfer restrictions for a period of time, there are no minimum or maximum durations for such provisions and restrictions, except that service-based vesting requirements, in most instances, have a restricted period of two, three or four years. In general, if employment is terminated for any reason other than death or disability prior to the lapse of the forfeiture provisions and transfer restrictions, the unvested portion of the shares will be terminated and returned to us. The Committee has the authority to accelerate or remove any or all of these forfeiture provisions and transfer restrictions. In the event of death prior to the expiration of the forfeiture provisions and transfer restrictions, the award will become fully vested.

PERFORMANCE UNITS

In accordance with the terms of the February 2014 Amendment, all performance units (including LTIP units) awarded under the Current Plan generally must be subject to satisfaction of one or more performance measures discussed below and may relate to shares of our common stock or equity interests in the Operating Partnership. The goals for any performance measures and all other terms and conditions of the award will be determined by the Committee. After a performance unit award is fully earned and vested, the performance units subject to the award may, subject to certain conditions, be converted into units of the Operating Partnership and thereafter may be exchanged for shares of our common stock, cash or a combination thereof, as determined by the Company, on a one-for-one basis. In general, if employment is terminated prior to attaining the specified goals, a performance unit award will be forfeited. The Committee, in its sole discretion, may provide that, in the event of a grantee's death, disability, retirement or such other circumstances as the Committee deems fair and equitable to the grantee and in our interest, the grantee will be entitled to full or partial payment with respect to such award.

With respect to certain awards to "covered employees" within the meaning of Section 162(m) that are intended to meet the conditions of Section 162(m), performance measures will be based on an objective formula or standard consisting of one or any combination of the following:

•
Earnings per share

•
Return on equity

•
Return on assets

•
Market value per share

•
Funds from operations

•
Return to stockholders (including dividends)

•
Revenue

•
Cash flow

•
Cost reduction goals

•
Implementation or completion of critical activities, including goals set for development, leasing, management, operational and marketing activities

•
Return on capital deployed

•
Debit, credit or other leverage measures or ratios

•
Improvement in cash flow

•
Net operating income

 54     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

PROPOSAL 3:      Ratification and Approval of the Amended and Restated 1998 Stock Incentive Plan

Any of these financial criteria may be determined on a corporate, regional, departmental or divisional basis. They may be measured on an absolute or average basis, by changes to the financial criteria for a previous period or in comparison to an index or a peer group of other companies selected by the Committee. The Committee may amend or adjust the financial criteria or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting us or our financial statements or changes in law or accounting.

TERMINATION OR AMENDMENT

As currently in effect, the Current Plan will terminate on December 31, 2018 pursuant to the 2012 Restated Plan. If the Current Plan is not ratified and approved, and if the plaintiff in the Shepherd Action ultimately prevails on his claim that certain disclosures made to the Company's stockholders in connection with the approval of the 2012 Restated Plan were deficient and misleading, it is possible the 1998 Plan may be deemed to have terminated as of December 31, 2013. We may at any time suspend, discontinue or amend the Current Plan in any respect whatsoever, except that no such amendment will impair any rights under any outstanding award without the consent of the recipient of the award. We will obtain stockholder approval of amendments as required by applicable law or regulation.

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief discussion of the federal income tax consequences applicable to awards under the Current Plan based on the Internal Revenue Code, as in effect as of the date of this summary. This discussion is not intended to be exhaustive and does not describe the state or local tax consequences. We discuss the tax consequences of restricted stock and performance unit awards as those are the only awards that the Committee has made to executive officers in the past 12 years.

Generally, we will be entitled to a tax deduction for awards under the Current Plan only to the extent that the participants recognize ordinary income from the award. Section 162(m) of the Internal Revenue Code contains special rules regarding the deductibility of annual compensation paid to certain highly compensated executive officers to the extent that their annual compensation exceeds $1,000,000, unless it qualifies as "performance-based compensation." The Current Plan, as amended by the February 2014 Amendment, requires that vesting of awards of performance units be performance based.

The Committee believes that awards granted under the Current Plan will not be subject to the deduction limitation under Section 162(m) (see the discussion at page 35 of this proxy statement).

A grantee who receives a restricted stock award generally will not realize taxable income at the time of the grant, and we will not be entitled to a tax deduction at the time of the grant. When the restrictions lapse, the grantee will recognize income, taxable at ordinary income tax rates, in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. We would then be entitled to a corresponding tax deduction. Any dividends paid to the grantee during the restriction period will be compensation income to the grantee and deductible as such by us. However, the holder of a restricted stock award may elect to be taxed at the time of the award on the fair market value of the shares, in which case (1) we will be entitled to a deduction at the same time and in the same amount, (2) dividends paid to the grantee during the restriction period will be taxable as dividends to him or her and not deductible by us and (3) there will be no further federal income tax consequences when the restrictions lapse.

If a grantee receives a performance unit award, the grantee will not realize taxable income at the time of the grant, and we will not be entitled to a tax deduction at such time. A grantee will realize ordinary income at the time the award is paid equal to the amount of cash paid or the value of the shares of common stock delivered, and we would then be entitled to a corresponding tax deduction.

However, if a grantee receives a performance unit award in the form of LTIP units that are subject to forfeiture, in whole or in part, if performance conditions or other vesting requirements are not met, and if the grantee makes an election under Section 83(b) of the Internal Revenue Code, the grantee will not recognize income until the LTIP units have been converted into Operating Partnership units and are exchanged for shares of our common stock or cash. A substantial portion of the grantee's income at the time of exchange will be taxed at capital gains rates, and we will not be entitled to a tax deduction when the award of LTIP units is made or when the associated Operating Partnership units are exchanged for shares of our common stock or cash.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    55

PROPOSAL 3:      Ratification and Approval of the Amended and Restated 1998 Stock Incentive Plan

 NEW PLAN BENEFITS

The following New Plan Benefits table lists each person named in the Summary Compensation Table, all current executive officers as a group, all current directors (other than executive officers) as a group and all current employees of the Company and its affiliates (other than executive officers) as a group, indicating the aggregate number of determinable awards granted or to be granted under the 1998 Plan since March 19, 2012 to each of the foregoing. In addition, because future awards under the Current Plan will be granted in the discretion of the Compensation Committee, the type, number, recipients and other terms of such awards cannot be determined at this time.

NAME AND PRINCIPAL POSITION	DOLLAR VALUE(1)	NUMBER OF SHARES OR LTIP UNITS
David Simon (Chairman of the Board and Chief Executive Officer)	$58,455,778	368,716
Stephen E. Sterrett (Senior Executive Vice President and Chief Financial Officer)	$12,418,922	79,041
Richard S. Sokolov (President and Chief Operating Officer)	$29,614,479	186,652
James M. Barkley (General Counsel and Secretary)	$21,537,814	135,747
David J. Contis (President Simon Malls)	$12,699,516	79,925
All executive officers as a group (8 persons)	$170,227,179	1,073,819
Directors (other than executive officers) as a group (8 persons)	$1,212,505	7,581
All other employees (other than executive officers) as a group (71 persons)	$29,903,109	185,375
(1)
The dollar value represents the value of the shares underlying the restricted stock or grant of LTIP units (net of the $0.25 purchase price) in each case, on the date of grant. The number of shares or LTIP units is the maximum number of shares of restricted stock or LTIP units that were granted since March 19, 2012 through April 4, 2014 or have been committed to be granted after such date. These are shown without regard to the achievement of the performance conditions required in order to earn the awards or the subsequent vesting, forfeiture or cancelation. The chart includes the LTIP units granted on February 25, 2013 and February 26, 2014 for the 2013-2015 and 2014-2016 performance periods, respectively. This chart does not include the 1,000,000 LTIP units granted to Mr. Simon pursuant to the 2011 CEO Retention Agreement (or the 46,439 escrowed shares), nor does it include the 720,000 of those LTIP units canceled on December 31, 2013, the 360,000 LTIP units granted on December 31, 2013, the 360,000 LTIP units granted on January 1, 2014 or the 280,000 LTIP units to be granted on January 1, 2015 (when 280,000 LTIP units will be canceled on January 1, 2015). The chart also does not include any LTIP units that may be granted to Mr. Simon in 2015 or thereafter in accordance with Mr. Simon's employment agreement.

The Board of Directors Unanimously Recommends that Stockholders Vote FOR Ratification and Approval of the Amended and Restated 1998 Stock Incentive Plan as described herein and as set forth in Appendix A Attached to this Proxy Statement.

 56     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

PROPOSAL 4:      Ratification of Independent Registered Public Accounting Firm

The Audit Committee has selected Ernst & Young LLP, or EY, as our independent registered public accounting firm for 2014. Stockholders have the opportunity to ratify that selection in an advisory vote.

The Report of the Audit Committee which follows this proposal contains information on the amount of fees paid to EY during 2013 and 2012. Representatives of EY will be present at the meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

If the holders of a majority of voting shares voting on this matter do not approve the proposal, the Audit Committee will take into consideration the views of the stockholders and may, but will not be required to, appoint a different independent registered public accounting firm.

The Board of Directors Unanimously Recommends that Stockholders Vote FOR Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2014.

 REPORT OF THE AUDIT COMMITTEE

The Audit Committee is responsible for monitoring the integrity of the Company's consolidated financial statements, the qualifications, performance and independence of the Company's independent registered public accounting firm, the performance of the Company's internal auditor and the Company's compliance with legal and regulatory requirements. We have the sole authority to appoint or replace the Company's independent registered public accounting firm. The committee operates under a written charter adopted by the Board. The committee currently has four members. The Board has determined that each committee member is independent under the standards of director independence established under our Governance Principles, NYSE listing standards and applicable securities laws.

Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States and for management's report on internal controls over financial reporting. The Company's independent registered public accounting firm is responsible for auditing the consolidated financial statements and expressing an opinion on the financial statements and the effectiveness of internal controls over financial reporting. Our responsibility is to oversee and review the financial reporting process and to review and discuss management's report on internal controls over financial reporting. We are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or accounting principles generally accepted in the United States or as to the independence of the independent registered public accounting firm. We rely, without independent verification, on the information provided to us and on the representations made by management and its independent registered public accounting firm.

We held nine (9) meetings during 2013. The meetings were designed, among other things, to facilitate and encourage communication among the committee, management, the Company's internal auditor and its independent registered public accounting firm, EY.

We discussed with the Company's internal auditor and EY the overall scope and plans for their respective audits. We met with the internal auditor and EY, with and without management present, to discuss the results of their examinations and their evaluations of the Company's internal controls. We reviewed and discussed the Company's compliance with Section 404 of the Sarbanes-Oxley Act of 2002, including consideration of the Public Company Accounting Oversight Board's (PCAOB) Auditing Standard No. 5 An Audit of Internal Control Over Financial Reporting That is Integrated With an Audit of Financial Statements.

We discussed with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management processes.

We reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2013 with management, the internal auditor and EY. We reviewed EY's report on our financial statements which indicated that the financial statements present fairly, in all material respects, our financial position and results of operations and cash flows in conformity with accounting principles generally accepted in the United States. We reviewed and discussed with management, the internal auditor and EY, management's report on the effectiveness of internal controls over financial reporting and EY's report on internal controls over financial reporting. We also discussed with management, the internal auditor and EY the process used to support certifications by the Company's Chief Executive Officer and Chief Financial Officer that are required by the Securities and Exchange Commission and

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    57

REPORT OF THE AUDIT COMMITTEE

the Sarbanes-Oxley Act of 2002 to accompany the Company's periodic filings with the Securities and Exchange Commission and the processes used to support management's report on internal control over financial reporting.

We also discussed with EY matters required to be discussed by their professional standards, including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

We also received the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with us concerning independence and we discussed with EY the independence of that firm.

When considering EY's independence, we considered if services they provided to the Company beyond those rendered in connection with their audit of the Company's consolidated financial statements and the effectiveness of internal controls over financial reporting and reviews of the Company's quarterly unaudited consolidated financial statements were compatible with maintaining their independence. We concluded that the provision of such services by EY has not jeopardized EY's independence.

Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board that the Company's audited consolidated financial statements for the year ended December 31, 2013 be included in the Company's annual report on Form 10-K. The Audit Committee has also selected EY as the Company's independent registered public accounting firm for the year ended December 31, 2014, and will present the selection to the stockholders for ratification at the meeting.

We approve all audit and permissible non-audit services to be provided to the Company by EY prior to commencement of services. We have delegated to the Chairman of the Audit Committee the authority to approve specific services up to specified individual and aggregate fee amounts. These approval decisions are presented to the full Audit Committee at the next scheduled meeting after such approvals are made.

The Company has incurred fees for EY's services as shown below. EY has advised us that it has billed or will bill the Company the below indicated amounts for the following categories of services for the years ended December 31, 2013 and 2012, respectively:

	2013	2012
Audit Fees(1)	$3,692,000	$3,846,000
Audit-Related Fees(2)	5,435,000	4,366,000
Tax Fees(3)	305,000	436,000
All Other Fees	26,000	0
(1)
Audit Fees include fees for the audit of the financial statements and the effectiveness of internal controls over financial reporting for us and the Operating Partnership and services associated with the related Securities and Exchange Commission registration statements, periodic reports, and other documents issued in connection with securities offerings.

(2)
Audit-Related Fees include audits of individual or portfolios of properties and schedules of recoverable common area maintenance costs to comply with lender, joint venture partner or tenant requirements and accounting consultation and due diligence services. In addition, these fees include services related to the audits of Washington Prime Group, Inc., which accounts for the increase in fees over 2012. Our share of these Audit-Related Fees is approximately 64% and 58% in 2013 and 2012, respectively.

(3)
Tax Fees include fees for international and other tax consulting services and tax return compliance services associated with the tax returns for certain joint ventures as well as other miscellaneous tax compliance services. Our share of these Tax Fees is approximately 75% and 83% in 2013 and 2012, respectively.

The Audit Committee:
J. Albert Smith, Jr., Chairman
Melvyn E. Bergstein
Larry C. Glasscock
Reuben S. Leibowitz

 58     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

ANNUAL REPORT

Our Annual Report for the year ended December 31, 2013, including financial statements audited by Ernst & Young LLP, or EY, our independent registered public accounting firm, and EY's report thereon, is available to our stockholders on the Internet as described in the Notice of Internet Availability of proxy materials. In addition, a copy of our Annual Report on Form 10-K for the year ended December 31, 2013, will be sent to any stockholder without charge (except for exhibits, if requested, for which a reasonable fee will be charged), upon written request to: Investor Relations, Simon Property Group, Inc., 225 West Washington Street, Indianapolis, Indiana 46204. Our Form 10-K is also available and may be accessed free of charge at 10k.simon.com.

STOCKHOLDER PROPOSALS AT OUR 2015 ANNUAL MEETING

RULE 14a-8 STOCKHOLDER PROPOSALS

To be considered for inclusion in the proxy materials for the 2015 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, a stockholder proposal made pursuant to such rule must be received by the General Counsel and Secretary of the Company, James M. Barkley, at 225 West Washington Street, Indianapolis, Indiana 46204 by the close of business on December 4, 2014. If the date of such meeting is changed by more than 30 days from May 15, 2015, the proposal must be received by the Company at a reasonable time before the Company begins to print and send its proxy materials. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 promulgated under the Exchange Act and any other applicable laws and regulations.

STOCKHOLDER PROPOSALS OR OTHER BUSINESS OUTSIDE OF THE RULE 14a-8 PROCESS

The Company's Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal of business or nominate a director before an annual meeting of stockholders but do not intend for the proposal to be included in the Company's proxy statement pursuant to Rule 14a-8. Pursuant to the Company's Bylaws, such a proposal of business or nomination of a director may be brought before the meeting by a stockholder who is entitled to vote at such meeting and who gives timely notice of such proposal or nomination and otherwise satisfies the applicable requirements. To be timely for the 2015 annual meeting of stockholders, such notice must be received by the General Counsel and Secretary of the Company, James M. Barkley, at 225 West Washington Street, Indianapolis, Indiana 46204 by the close of business on January 15, 2015. If the date of the 2015 meeting is changed by more than 30 days from May 15, 2015, the proposal must be received by the Company not later than the close of business on the later of 120 calendar days in advance of the 2015 annual meeting of stockholders or 10 calendar days following the date upon which public announcement of the date of the meeting is first made.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and so, we file periodic reports and other information with the Securities and Exchange Commission. These reports and the other information we file with the Securities and Exchange Commission can be read and copied at the public reference room facilities maintained by the Securities and Exchange Commission in Washington, DC at 100 F Street, N.E., Washington, DC 20549. The Securities and Exchange Commission's telephone number to obtain information on the operation of the public reference room is (800) SEC-0330. These reports and other information are also filed by us electronically with the Securities and Exchange Commission and are available at its website, www.sec.gov.

INCORPORATION BY REFERENCE

To the extent this Proxy Statement has been or will be specifically incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled, "COMPENSATION COMMITTEE REPORT" and "REPORT OF THE AUDIT COMMITTEE" should not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    59

FREQUENTLY ASKED QUESTIONS AND ANSWERS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

WHAT IS A PROXY?

A proxy is your legal designation of another person to vote on your behalf. By completing and returning the enclosed proxy card, you are giving the persons named in the proxy card, David Simon and Larry C. Glasscock the authority to vote your shares in the manner you indicate on your proxy card.

WHO IS QUALIFIED TO VOTE?

You are qualified to vote on all matters presented to the stockholders at the meeting if you own shares of our common stock, par value $.0001 per share, or Class B common stock, par value $.0001 per share, at the close of business on March 14, 2014.

All of the Class B common shares are subject to a voting trust as to which David Simon and Herbert Simon are the voting trustees. The Board is not soliciting proxies in respect of the Class B common shares.

HOW MANY SHARES MAY VOTE AT THE MEETING?

On March 14, 2014, there were outstanding 310,650,536 shares of common stock and 8,000 shares of Class B common stock. As a result, a total of 310,658,536 shares are entitled to vote (which we refer to in this Proxy Statement as the "voting shares") on all matters presented to stockholders at the meeting.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

The presence at the meeting in person or by proxy of holders of shares representing a majority of all the votes entitled to be cast at the meeting, or 155,329,269 voting shares, will constitute a quorum for the transaction of business.

WHAT IS THE DIFFERENCE BETWEEN A "STOCKHOLDER OF RECORD" AND A "STREET NAME" HOLDER?

These terms describe how your shares are held. If your shares are registered directly in your name with Computershare Shareowner Services, our transfer agent, you are a "stockholder of record." If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a "street name" holder.

HOW DO I VOTE MY SHARES?

If you are a "stockholder of record," you have several choices. You can vote your shares by proxy:

•
Via the Internet;

•
By telephone; or

•
By mailing your proxy card. Please refer to the specific instructions set forth on the Notice or printed proxy materials. For security reasons, our electronic voting system has been designed to authenticate your identity as a stockholder. If you hold your shares in "street name," your broker/bank/trustee/nominee will provide you with materials and instructions for voting your shares

CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

If you are a "stockholder of record," you may vote your shares in person at the meeting. If you hold your shares in "street name," you must obtain a proxy from your broker, bank, trustee or nominee, giving you the right to vote the shares at the meeting.

ADMISSION REQUIREMENTS—WHAT DO I NEED TO DO TO ATTEND THE MEETING IN PERSON?

Proof of stock ownership and some form of government-issued photo identification (such as a valid driver's license or passport) will be required for admission to the meeting. Only stockholders who owned Simon Property Group, Inc. common stock as of the close of business on March 14, 2014 are entitled to attend the meeting.

If your shares are registered in your name and you owned Simon Property Group, Inc. common stock as of the close of business on March 14, 2014, you only need to provide some form of government issued photo identification for admission.

If your shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the meeting if you bring a recent bank or brokerage statement showing that you owned shares of common stock on March 14, 2014, and provide some form of government-issued photo identification.

 60     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS AND ANSWERS

WHAT ARE THE BOARD'S RECOMMENDATIONS ON HOW I SHOULD VOTE MY SHARES?

The Board recommends that you vote your shares as follows:

•
Proposal 1: FOR all of the nominees for election as directors.

•
Proposal 2: FOR the advisory vote to approve executive compensation.

•
Proposal 3: FOR the ratification and approval of the Amended and Restated 1998 Stock Incentive Plan.

•
Proposal 4: FOR the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm (independent auditors) for the year ending December 31, 2014.

HOW WOULD MY SHARES BE VOTED IF I DO NOT SPECIFY HOW THEY SHOULD BE VOTED?

•
If you sign and return a proxy card without indicating how you want your shares to be voted, the persons named as proxies will vote your shares as follows:

•
Proposal 1: FOR all of the nominees for election as directors.

•
Proposal 2: FOR the advisory vote to approve executive compensation.

•
Proposal 3: FOR the ratification and approval of the Amended and Restated 1998 Stock Incentive Plan.

•
Proposal 4: FOR the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm (independent auditors) for the year ending December 31, 2014.

WHAT ARE BROKER NON-VOTES?

A broker non-vote occurs when a nominee, such as a broker, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority to vote for that particular proposal and has not received instructions from the beneficial owner as to how to vote its shares. Proposals 1 and 2 fall into this category. If you do not provide your broker with voting instructions, any of your shares held by the broker will not be voted on any of these proposals.

HOW WILL ABSTENTIONS BE TREATED?

For this Annual Meeting, abstentions will have no effect on the outcome of Proposal 1: Election of Directors; abstentions will have the same effect as votes against Proposal 2: Advisory Vote to Approve Executive Compensation; abstentions will have the same effect as votes against Proposal 3: Ratification and Approval of the Amended and Restated 1998 Stock Incentive Plan, and abstentions will have the same effect as votes against Proposal 4: Ratification of Independent Registered Public Accounting Firm.

As a result of discussions with stockholders represented by Investor Voice, working on behalf of Newground Social Investment, we intend to evaluate over the course of the next year our voting standards regarding treatment of abstentions in determining our voting results, with the goal (if deemed beneficial to the company and its stockholders) to have any revised practices and policies in place for use with the 2015 Annual Stockholders' Meeting.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    61

FREQUENTLY ASKED QUESTIONS AND ANSWERS

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

All voting shares are entitled to one vote per share. To approve each of the proposals, the following votes are required from the holders of voting shares.

PROPOSAL NUMBER	SUBJECT	VOTE REQUIRED	IMPACT OF ABSTENTIONS AND BROKER NON-VOTES, IF ANY
1	election of directors	For the nominees to be elected by the holders of voting shares, approval by a majority of the votes cast.	Abstentions and broker non-votes will not count as votes cast on the proposal and will not affect the outcome of the vote.
2	advisory vote to approve executive compensation	This proposal is advisory and not binding. We will consider stockholders to have approved the proposal if there are more votes cast FOR the proposal than AGAINST.	Abstentions will have the same effect as votes against this proposal. Broker non-votes will not effect the outcome of the vote.
3	Ratification and approval of the Amended and Restated 1998 Stock Incentive Plan	A majority of the voting shares present in person or by proxy. In addition, the rules of the New York Stock Exchange, or NYSE, require the number of votes cast in favor of Proposal 3 must represent more than 50% of all shares entitled to vote on such proposal.	Abstentions and broker non-votes will count as votes against the proposal.
4	ratification of appointment of independent auditors	A majority of the voting shares present in person or by proxy.	Abstentions will count as votes against the proposal.

The voting trustees who vote the Class B common stock have advised us that they intend to vote all shares of the Class B common stock FOR the election of all nominees and FOR the two proposals being submitted by the Board of Directors.

WHY DID I RECEIVE MORE THAN ONE NOTICE OR PROXY CARD?

You will receive multiple Notices or cards if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in "street name"), you will receive your proxy card or other voting information from your broker, and you will return your proxy card(s) to your broker. You should vote on and sign each proxy card you receive.

CAN I CHANGE MY VOTE AFTER I HAVE MAILED IN MY PROXY CARD?

You may revoke your proxy by doing one of the following:

•
By sending a written notice of revocation to our Secretary at 225 West Washington Street, Indianapolis, Indiana 46204 that is received prior to the meeting, stating that you revoke your proxy;

•
By signing a later-dated proxy card and submitting it so that it is received prior to the meeting in accordance with the instructions included in the proxy card(s); or

•
By attending the meeting and voting your shares in person.

WILL THE RESULTS OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION BE BINDING ON THE COMPANY OR ITS BOARD OF DIRECTORS?

The outcome of the advisory vote on executive compensation will not bind the Company or restrict the Board of Directors in any manner when the Board makes decisions on these subjects. The Board could, if it concluded it was in our best interests to do so, choose not to follow or implement the stockholders' advice on this matter.

WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

We know of no other matters other than the items of business described in this Proxy Statement that can be considered at the meeting. If other matters requiring a vote do arise, the persons named as proxies will have the discretion to vote on those matters for you.

 62     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS AND ANSWERS

WHO WILL COUNT THE VOTES?

Broadridge Financial Solutions, Inc. will count the votes and will facilitate the engagement of an independent inspector of election. The inspector will be present at the meeting.

WILL THE MEETING BE ACCESSIBLE TO DISABLED PERSONS?

Our Corporate headquarters is accessible to disabled persons. Please call us at least five days in advance at 317-685-7330 if you require any special accommodations.

HOW CAN I REVIEW THE LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING?

A list of stockholders entitled to vote at the meeting will be available at the meeting and for ten days prior to the meeting, between the hours of 9:00 a.m. and 5:00 p.m. (EDT), at our offices at 225 West Washington Street, Indianapolis, Indiana 46204. If you were a stockholder on March 14, 2014, and would like to view the stockholder list, please contact our Secretary to schedule an appointment.

WHO PAYS THE COST OF THIS PROXY SOLICITATION?

We will pay the cost of preparing, assembling and mailing the proxy materials. We will also request banks, brokers and other holders of record to send the proxy materials to, and obtain proxies from, beneficial owners and will reimburse them for their reasonable expenses in doing so. In addition, we have hired Georgeson, Inc. to assist in the solicitation of proxies. We will pay Georgeson, Inc. a fee of $12,500 for its proxy solicitation services.

IS THIS PROXY STATEMENT THE ONLY WAY THAT PROXIES ARE BEING SOLICITED?

Certain employees or other representatives of the Company may also solicit proxies by telephone, facsimile, e-mail or personal contact. They will not be specifically compensated for doing so.

HAS THE COMPANY ADOPTED A "MAJORITY VOTING STANDARD?

Under our By-Laws, a nominee who receives more AGAINST votes than FOR votes will be required to tender his or her resignation. See "CORPORATE GOVERNANCE MATTERS—Majority Vote Standard for Election of Directors."

ATTEND OUR ANNUAL MEETING OF STOCKHOLDERS

Date and Time: Location: Record Date:	Thursday, May 15, 2014 at 8:30 a.m. EDT Simon Property Group Headquarters 225 W. Washington Street Indianapolis, Indiana 46204 March 14, 2014

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    63

APPENDIX A

SIMON PROPERTY GROUP, L.P.

1998 STOCK INCENTIVE PLAN

(~~As~~ Amended ~~July 6~~and Restated April 4, ~~2011~~2014)

[Deleted text is ~~stricken through~~, new text is underlined.]

Stockholders are encouraged to read the text of Appendix A. The comparison reflects the differences between the Current Plan and the 1998 Plan as it existed prior to stockholder approval of the 2012 Restated Plan.

APPENDIX A

SIMON PROPERTY GROUP, L.P.

AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN

PAGE NUMBER

ARTICLE 1 GENERAL	~~3~~1
1.1 Purpose	~~3~~1
1.2 Administration	~~3~~1
1.3 Persons Eligible for Awards	~~3~~1
1.4 Types of Awards Under Plan	~~4~~1
1.5 Shares Available for Awards	~~4~~2
1.6 Definitions of Certain Terms	~~5~~3
1.7 Agreements Evidencing Awards	~~5~~4
1.8 Awards to Foreign Service Providers	4
ARTICLE 2 STOCK OPTIONS AND STOCK APPRECIATION RIGHTS	~~6~~4
2.1 Grants of Stock Options	~~6~~4
2.2 Reserved	~~6~~5
2.3 ~~Grant~~Grants of Stock Appreciation Rights	~~6~~5
2.4 Exercise of Related Stock Appreciation Right Reduces Shares Subject to Option	~~7~~5
2.5 Exercisability of Options and Stock Appreciation Rights	~~7~~5
2.6 Payment of Option Price	~~8~~6
2.7 Termination of Service	~~9~~7
2.8 Special ISO Requirements	~~10~~8
ARTICLE 3 AWARDS OTHER THAN STOCK OPTIONS AND STOCK APPRECIATION RIGHTS	8
3.1 Restricted Stock Awards	8
3.2 Common Stock Awards	9
3.3 Performance Units	9
3.4 Limitation	9
ARTICLE 4 GRANTS OF RESTRICTED STOCK TO ELIGIBLE DIRECTORS	~~12~~9
4.1 Grants to Eligible Directors	~~12~~9
4.2 Amount of Awards	9
4.3 Terms of Restricted Stock Awards	10
4.4 Change of Control	~~13~~10
4.5 Deferred Delivery; Reinvestment of Dividends	~~13~~11
ARTICLE 5 MISCELLANEOUS	11

5.1. Amendment of the Plan; Modification of Awards	11
5.2 Limitation on Exercise	~~14~~11
5.3 Restrictions	~~14~~11
5.4 Nontransferability	12
5.5 Withholding Taxes	12
5.6 Adjustments Upon Changes in Capitalization	~~15~~12
5.7 Right of Discharge Reserved	12
5.8 No Rights as a Stockholder	12
5.9 Nature of Payments	12
5.10 Non-Uniform Determinations	~~16~~13
5.11 Other Payments or Awards	~~16~~13

APPENDIX A

PAGE NUMBER

5.12 Reorganization	13
5.13 Section Headings	13
5.14 ~~Term~~Effective Date and Duration of the Plan	13
5.15 Governing Law	14
5.16 Repricing of Options	~~17~~14
5.17 Exception to Certain Limitations	14
5.18 Code Section 409A	14
5.19 Rule 16b-3	14
5.20 Forfeiture and Compensation Recovery	14

APPENDIX A

SIMON PROPERTY GROUP, L.P.

AMENDED AND RESTATED

1998 STOCK INCENTIVE PLAN

ARTICLE 1    GENERAL

1.1     PURPOSE.

The purpose of ~~this~~the 1998 Stock Incentive Plan (as amended and restated, the "Plan") is to provide for certain key personnel (as defined in Section 1.3) of Simon Property Group, L.P. (the "Partnership") and certain of its Affiliates (as defined in Section 1.6) an equity-based incentive to maintain and enhance the performance and profitability of the Partnership and Simon Property Group, Inc. (the "Company"). It is intended that awards granted under this Plan may provide performance-based compensation within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder from time-to-time (the "Code"), to the extent applicable.

1.2     ADMINISTRATION.

(a)    The ~~Plan shall be administered by a committee~~Partnership, acting through the Company as its general partner (the "General Partner"), hereby appoints the Compensation Committee of the Board of Directors of the Company (the "Committee") ~~appointed by the Partnership, by action of its General Partner, which Committee shall consist of two or more directors of the Company~~as administrator of the Plan. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by all members of the Committee without a meeting, shall be acts of the Committee. The members of the Committee shall be appointed by and may be changed at any time and from time to time in the discretion of, the Partnership, by action of its General Partner.

(b)    The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Plan agreements executed pursuant to the Plan, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make any determination necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

(c)    The determination of the Committee on all matters relating to the Plan or any Plan agreement shall be conclusive and binding on all recipients of awards made under this Plan.

(d)    No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award hereunder.

~~(e)    Notwithstanding anything to the contrary contained herein: (i) until the Partnership shall appoint the members of the Committee, the Plan shall be administered by the General Partner, and (ii) the General Partner may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the term Committee as used herein shall be deemed to mean the General Partner.~~

1.3     PERSONS ELIGIBLE FOR AWARDS.

Awards under Articles 2 and 3 of the Plan may be made to such officers, employee-directors, Eligible Directors (as defined in Section 1.6), executive, managerial, professional or other employees, advisors and consultants ("key personnel") of the Partnership or its Affiliates, other than ~~Melvin Simon and~~ Herbert Simon, as the Committee shall from time to time in its sole discretion select. Eligible Directors ~~shall~~may also receive awards as provided in Article 4 of the Plan.

1.4     TYPES OF AWARDS UNDER PLAN.

(a)    Awards may be made under the Plan in the form of (i) stock options ("options"), (ii) stock appreciation rights related to an option ("related stock appreciation rights"), (iii) stock appreciation rights not related to any option ("unrelated stock appreciation rights"), (iv) restricted stock awards ~~and~~, (v) common stock awards and (vi) performance units, including LTIP Units (as defined in Section 1.6), all as more fully set forth ~~in Articles 2, 3 and 4~~herein.

(b)    Options granted under the Plan may be either (i) "nonqualified" stock options subject to the provisions of section 83 of the Code or (ii) options intended to qualify for incentive stock option treatment described in Code section 422.

(c)    All options when granted are intended to be nonqualified stock options, unless the applicable Plan agreement explicitly states that the option is intended to be an incentive stock option. If an option is intended to be an incentive stock option, and if for any

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    1

APPENDIX A

reason such option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such nonqualification, such option (or portion) shall be regarded as a nonqualified stock option appropriately granted under the Plan provided that such option (or portion) otherwise meets the Plan's requirements relating to nonqualified stock options.

(d)    In the event the Company or an Affiliate consummates a transaction described in Code section 424(a), persons who become key personnel ~~or directors~~ on account of such transaction may be granted ~~options~~awards in substitution or as a replacement for ~~options~~awards granted by the former employer. The Committee, in its sole discretion and consistent with Code section 424(a), shall determine the ~~exercise price~~terms of the substitute ~~options.~~awards. Any such substitute awards shall be treated in accordance with Section 1.5(a)(3) for purposes of determining the number of shares of Common Stock that may be delivered under the Plan.

1.5     SHARES AVAILABLE FOR AWARDS.

(a)    Maximum Shares Available. Subject to Section 1.5(b) and Section 5.6 (relating to adjustments upon changes in capitalization), the aggregate number of shares of Common Stock (as defined in Section 1.6) which may be delivered under the Plan pursuant to awards hereunder shall not exceed ~~11,300,000~~16,300,000 shares. ~~The number of unrestricted shares acquired pursuant to the exercise of any related stock appreciation right pursuant to the Plan shall be deemed to be equal to the number of shares surrendered, or as to which the grantee's right to purchase, acquire or receive is surrendered, in connection with such exercise, and, to the extent that any payment to a grantee upon exercise of any stock appreciation right is made in the form of restricted shares, the portion of the shares surrendered, or as to which such grantee's right to purchase, acquire or receive is surrendered, which is related to payment in the form of restricted shares shall not be deemed to be unrestricted shares acquired pursuant to the Plan until such restricted shares become unrestricted. Upon unconditional vesting of the right of any grantee to payment pursuant to any performance unit in cash or any other form (other than restricted or unrestricted shares), a number of unrestricted shares, equal to the portion of the shares subject to such performance unit to which such payment relates, shall be deemed to be delivered pursuant to the Plan in connection therewith. The number of shares delivered in full or partial payment of any option exercise price under the Plan shall be deducted from the number of shares delivered to the grantee pursuant to such option for purposes of~~ In determining the number of ~~unrestricted shares delivered pursuant to the Plan. Without limiting the generality of the foregoing,~~ shares of Common Stock ~~covered by awards granted under the Plan which expire or terminate for any reason (other than an option or part thereof which is canceled by the Committee and for which cash is paid in respect thereof pursuant to Section 2.5(f)) shall again become available for~~ to be counted against this share reserve in connection with any award ~~under~~, the ~~Plan.~~following rules shall apply:

  (1)    Where the number of shares subject to an award is variable on the date of grant, the number of shares to be counted against the share reserve prior to the settlement of the award shall be the maximum number of shares that could be received under that particular award.

  (2)    Where two or more types of awards are granted to a grantee in tandem with each other, such that the exercise of one type of award with respect to a number of shares cancels at least an equal number of shares of the other, the number of shares to be counted against the share reserve shall be the largest number that would be counted against the share reserve under either of the awards.

  (3)    Substitute awards shall not be counted against the share reserve, nor shall they reduce the shares authorized for grant to a Participant in any calendar year.

  (4)    For purposes of these rules, awards that are made in the form of Units (as defined in Section 1.6) or that are convertible into Units, each Unit subject to the award shall be treated as one share of Common Stock.

(b)    Effect of Forfeiture and Other Actions. Any shares of Common Stock or Units subject to an award granted under this Plan that is forfeited or expires or is settled for cash shall, to the extent of such forfeiture, expiration or cash settlement, again become available for awards under this Plan, and correspondingly increase the total number of shares of Common Stock available for grant and issuance under Section 1.5(a). The following shares of Common Stock or Units shall not, however, again become available for awards or increase the number of shares available for grant under Section 1.5(a): (i) shares of Common Stock tendered by the grantee or withheld in payment of the purchase price of a stock option issued under this Plan, (ii) shares of Common Stock or Units tendered by the grantee or withheld to satisfy any tax withholding obligation with respect to an award under this Plan, (iii) shares of Common Stock repurchased by the Company with proceeds received from the exercise of an option issued under this Plan, and (iv) shares of Common Stock subject to a stock appreciation right issued under this Plan that are not issued in connection with the stock settlement of that stock appreciation right upon its exercise.

(~~b~~c)  Source of Shares. Shares of Common Stock that shall be subject to issuance pursuant to the Plan shall be authorized and unissued or treasury shares of Common Stock.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    2

APPENDIX A

(~~c~~d)  Substitute Awards. Without limiting the generality of the foregoing and subject to Section 5.16, the Committee may, with the grantee's consent, cancel any award under the Plan and issue a new award in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted award shall satisfy all applicable Plan requirements as of the date such new award is made.

(e)    Effect of Plans Operated by Acquired Companies. If a company acquired by the Partnership or any Affiliate or with which the Partnership or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees of the Partnership or any Affiliate or Eligible Directors prior to such acquisition or combination.

1.6     DEFINITIONS OF CERTAIN TERMS.

(a)    ~~The term~~ "Affiliate" ~~as used herein~~ means any ~~person or~~ entity which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Partnership, as determined by the Committee in its sole discretion; provided, however, that the Company and Affiliates of the Company shall be considered Affiliates of the Partnership.

(b)    "Board" means the Board of Directors of the Company.

(~~b~~c)  ~~The term~~ "Common Stock" ~~as used herein~~ means the shares of common stock, par value $0.0001 per share, of ~~Simon Property Group, Inc.,~~the Company as constituted on the effective date of ~~the~~this Plan, all rights which may hereafter trade with such shares of common stock, and any other shares into which such common stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

(~~c~~d)  ~~The term~~ "Eligible Director" means a director of the Company who is not an employee of the Partnership or any of its Affiliates.

(e)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(~~d~~f)  ~~Except as provided in Article 4, the "fair~~ "Fair market value" ~~as~~ of ~~any date and in respect of any~~a share of Common Stock or a Unit as of any date shall be the closing price of a share of Common Stock as reported on the New York Stock Exchange for the date of grant if shares of Common Stock are then trading upon such exchange, or if ~~not~~no sale of Common Stock occurred on that date, on the next preceding date on which a sale occurred, or if the Common Stock is not trading on the New York Stock Exchange, then the closing price of a share of Common Stock as reported by such other stock exchange on which shares of the Common Stock are principally trading, on such date. In no event shall the fair market value of any share be less than its par value.

(g)    "LTIP Units" mean long-term incentive plan interests in the Partnership created under the Partnership Agreement which, under certain conditions, are convertible into Units.

(h)    "Partnership Agreement" means the Eighth Amended and Restated Agreement of Limited Partnership Agreement of the Partnership, as amended or restated from time to time hereafter, including any certificates of designation establishing the powers, preferences, economic rights and conditions to vesting of a series of LTIP Units.

(~~e~~i)   ~~The term~~ "Performance Cycle" means the period of time established by the Committee within which Performance Goals are required to be attained or satisfied.

(~~f~~j)    ~~The term~~ "Performance Goals" ~~means~~mean the performance goals established by the Committee with respect to the Company, the Partnership or any Affiliates, in the Committee's sole discretion. With respect to any participant who is a "covered employee" within the meaning of Code section 162(m), (i) the Performance Goals shall be in writing and shall be based on any one or any combination of the following business criteria: (A) earnings per share; (B) return on equity; (C) return on assets; (D) market value per share; (E) funds from operations; (F) return to stockholders (including dividends); (G) revenues; (H) ~~market share~~cash flow; (I) cost reduction goals;(J) implementation or completion of critical activities, including achieving goals set for development, leasing and marketing activities; (K) return on capital deployed; (L) debt, credit or other leverage measures or ratios; (M) improvement in cash flow; and (~~J~~N) ~~cost reduction goals~~net operating income; (ii) the Performance Goals with respect to those business criteria may be determined on a corporate, regional, departmental or divisional basis and may be expressed in absolute terms or by reference to an identified variable standard or by reference to comparative performance of an identified group of businesses; and (iii) awards shall

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    3

APPENDIX A

be delivered only after it is certified, in writing, by the Committee that the Performance Goals as established by the Committee have been attained or otherwise satisfied within the Performance Cycle.

(k)    "Units" means units of limited partnership interests of the Partnership as defined in the Partnership Agreement which are exchangeable for shares of Common Stock on a one-for-one basis or cash as selected by the General Partner.

1.7     AGREEMENTS EVIDENCING AWARDS.

(a)    ~~Options, stock appreciation rights and restricted stock awards~~ Awards granted under the Plan shall be evidenced by written or electronic agreements~~. Other awards granted under the Plan shall be evidenced by written agreements to the extent the Committee may in its sole discretion deem necessary or desirable. Any such written~~. Any such agreements shall (i) contain such provisions not inconsistent with the terms of the Plan as the Committee may in its sole discretion deem necessary or desirable and (ii) be referred to herein as "Plan agreements."

(b)    Each Plan agreement shall set forth the number of shares of Common Stock, LTIP Units or Units subject to the award granted thereby.

(c)    Each Plan agreement with respect to the granting of a related stock appreciation right shall set forth the number of shares of Common Stock subject to the related option which shall also be subject to the related stock appreciation right granted thereby.

(d)    Each Plan agreement with respect to the granting of an option shall set forth the amount (the "option exercise price") payable by the grantee in connection with the exercise of the option evidenced thereby. The option exercise price per share shall not be less than the fair market value of a share of Common Stock on the date the option is granted.

(e)    Each Plan agreement with respect to a stock appreciation right award shall set forth the amount (the "appreciation base") over which appreciation will be measured upon exercise of the stock appreciation right evidenced thereby. The appreciation base per share of Common Stock subject to a stock appreciation right shall not be less than (i) in the case of an unrelated stock appreciation right, the fair market value of a share of Common Stock on the date the stock appreciation right is granted, or (ii) in the case of a related stock appreciation right, the higher of the fair market value of a share of Common Stock on the date the stock appreciation right is granted or the option exercise price per share of Common Stock subject to the related option.

(f)    Each Plan agreement with respect to a performance unit award, including an LTIP Unit award, shall set forth the maximum number of shares of Common Stock or Units to which a grantee may be entitled upon fulfillment of all applicable conditions and the terms on which the award may be converted into or exchanged for shares of Common Stock or Units. The value of any performance unit that is subject to the achievement of Performance Goals shall be based on the probable outcome of such conditions using a method of valuation that is approved by the Committee.

~~(f)    Despite any other provision of this Plan to the contrary, the Committee shall not grant any awards with terms or conditions that would subject the grantee to gross income inclusion, interest, or additional tax pursuant to Code section 409A.~~

1.8     AWARDS TO FOREIGN SERVICE PROVIDERS.

The Committee may grant awards to service providers who are foreign nationals, who are located outside of the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Partnership or the Company to be subject to) legal or regulatory requirements of countries outside of the United States, on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to comply with applicable foreign laws and regulatory requirements to promote achievement of the purposes of the Plan. In connection therewith, the Committee may establish such subplans and modify exercise procedures and other Plan rules and procedures to the extent such actions are deemed necessary or desirable, and may take any other such action that it deems advisable to obtain local regulatory approvals or to comply with any necessary local governmental regulatory exemptions.

ARTICLE 2    STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1     GRANTS OF STOCK OPTIONS.

The Committee may grant options to purchase shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan; provided, however, that (i) the maximum number of shares subject to all option awards granted to any Plan participant pursuant to the Plan in any calendar year shall not exceed 600,000 ~~in any calendar~~shares minus the number of shares subject to any other Awards (which for the avoidance of doubt, includes the awards specified in Section 1.4(a)) granted to such Participant during such year and (ii) the

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    4

APPENDIX A

exercise price of any options shall not be less than fair market value on the date of grant. Notwithstanding the preceding sentence, for calendar years 2015 through 2018, the phrase "600,000" in the preceding sentence shall be replaced with the phrase "500,000".

2.2     RESERVED.

2.3     ~~GRANT~~ GRANTS OF STOCK APPRECIATION RIGHTS.

(a)    Related Stock Appreciation Rights. The Committee may grant a related stock appreciation right in connection with all or any part of an option granted under the Plan, either at the time the related option is granted or any time thereafter prior to the exercise, termination or cancellation of such option, and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan. The grantee of a related stock appreciation right shall, subject to the terms of the Plan and the applicable Plan agreement, have the right to surrender to the Partnership for cancellation all or a portion of the related option granted under the Plan, but only to the extent that such option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate fair market value of the shares of Common Stock subject to such option or portion thereof (determined as of the date of exercise of such stock appreciation right), over (ii) the aggregate appreciation base (determined pursuant to Section 1.7(e)) of the shares of Common Stock subject to such stock appreciation right or portion thereof.

(b)    Unrelated Stock Appreciation Rights. The Committee may grant an unrelated stock appreciation right in such amount and subject to such terms and conditions, as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan. The grantee of an unrelated stock appreciation right shall, subject to the terms of the Plan and the applicable Plan agreement, have the right to surrender to the Partnership for cancellation all or a portion of such stock appreciation right, but only to the extent that such stock appreciation right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate fair market value of the shares of Common Stock subject to such stock appreciation right or portion thereof (determined as of the date of exercise of such stock appreciation right), over (ii) the aggregate appreciation base (determined pursuant to Section 1.7(e)) of the shares of Common Stock subject to such stock appreciation right or portion thereof.

(c)    Payment. Payment due to the grantee upon exercise of a stock appreciation right shall be made in cash and/or in Common Stock (valued at the fair market value thereof as of the date of exercise) as determined by the Committee in its sole discretion.

(d)    Limitation. The maximum number of shares subject to all stock appreciation rights awards granted to any Plan participant pursuant to the Plan in any calendar year shall not exceed (i) 600,000 shares, minus (ii) the number of shares subject to any other Awards (which for the avoidance of doubt, includes the awards specified in Section 1.4(a)) granted to such Plan participant granted during such year. Notwithstanding the preceding sentence, for calendar years 2015 through 2018, the phrase "600,000" in the preceding sentence shall be replaced with the phrase "500,000".

2.4     EXERCISE OF RELATED STOCK APPRECIATION RIGHT REDUCES SHARES SUBJECT TO OPTION.

Upon any exercise of a related stock appreciation right or any portion thereof, the number of shares of Common Stock subject to the related option shall be reduced by the number of shares of Common Stock in respect of which such stock appreciation right shall have been exercised.

2.5     EXERCISABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS.

Subject to the other provisions of the Plan:

(a)    Exercisability Determined by Plan Agreement. Each Plan agreement shall set forth the period during which and the conditions subject to which the option or stock appreciation right evidenced thereby shall be exercisable, as determined by the Committee in its sole discretion.

(b)    Default Provisions. Unless the applicable Plan agreement otherwise specifies:

  (~~i~~1)   no option or stock appreciation right shall be exercisable prior to the first anniversary of the date of grant;

  (~~ii~~2)  each option or stock appreciation right granted under the Plan shall become cumulatively exercisable with respect to 40% of the shares of Common Stock subject thereto, rounded down to the next lower full share, on the first anniversary of the date of grant, and with respect to an additional 30% of shares of Common Stock subject thereto, rounded down to the next lower full share, on the second anniversary of the date of the grant;

  (~~iii~~3) each option or stock appreciation right shall become 100% exercisable on the third anniversary of the date of grant;

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    5

APPENDIX A

  (~~iv~~4) except as provided in Section 2.7 each option or stock appreciation right shall remain 100% exercisable through the day prior to the tenth anniversary of the date of grant, after which such option or stock appreciation right shall terminate and cease to be exercisable; and

  (~~v~~5)  no option or stock appreciation right shall be exercisable to the extent that such exercise will cause the Partnership or Affiliate to pay any amount that would be nondeductible by the Partnership or such Affiliate by reason of Code section 162(m).

(c)    Exercise of Related Stock Appreciation Right. Unless the applicable Plan agreement otherwise provides, a related stock appreciation right shall be exercisable at any time during the period that the related option may be exercised.

(d)    Partial Exercise Permitted. Unless the applicable Plan agreement otherwise provides, an option or stock appreciation right granted under the Plan may be exercised from time to time as to all or part of the full number of shares as to which such option or stock appreciation right shall then be exercisable. No option shall be exercised with respect to less than 50 shares of Common Stock unless the option is being exercised with respect to the full number of shares issuable hereunder.

(e)    Notice of Exercise; Exercise Date.

  (~~i~~1)   An option or stock appreciation right shall be exercisable by the filing of a written notice of exercise with the Partnership, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 2.6.

  (~~ii~~2)  Unless the applicable Plan agreement otherwise provides or the Committee in its sole discretion otherwise determines, the date of exercise of an unrelated stock appreciation right shall be the date the Partnership receives such written notice of exercise.

  (~~iii~~3) For purposes of the Plan, the "option exercise date" shall be deemed to be the sixth business day immediately following the date written notice of exercise is received by the Partnership.

(f)    Cashout of Options. If and to the extent that the applicable Plan agreement so provides: At any time after receipt of written notice of exercise of an option and prior to the "option exercise date" (as defined in Section 2.5(e)), the Committee in its sole discretion may by written notice to the grantee, cancel the option or any part thereof if the Committee in its sole discretion determines that tax, legal or contractual restrictions or brokerage or other market considerations would make the acquisition of Common Stock, or the grantee's sale of Common Stock to the public markets illegal, impracticable or inadvisable. If the Committee cancels such option or any part thereof, the Partnership shall pay to the grantee, as soon as practicable thereafter, an amount equal in cash to the excess of (i) the aggregate fair market value of the shares of Common Stock subject to the option or part thereof canceled (determined as of the option exercise date), over (ii) the aggregate option exercise price of the shares of Common Stock subject to the option or part thereof canceled.

2.6     PAYMENT OF OPTION PRICE.

(a)    Tender Due Upon Notice of Exercise. Unless the applicable Plan agreement otherwise provides or the Committee in its sole discretion otherwise determines, (i) any written notice of exercise of an option shall be accompanied by payment of the full purchase price for the shares being purchased, and (ii) the grantee shall have no right to receive shares of Common Stock with respect to an option exercise prior to the option exercise date.

(b)    Manner of Payment. Payment of the option exercise price shall be made in any combination of the following:

  (~~i~~1)   by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee);

  (~~ii~~2)  with the consent of the Committee in its sole discretion, by personal check (subject to collection), which may in the Committee's sole discretion be deemed conditional;

  (~~iii~~3) if and to the extent provided in the applicable Plan agreement, by delivery of previously acquired shares of Common Stock owned by the grantee for at least six months (or such other period as the Committee may prescribe) having a fair market value (determined as of the option exercise date) equal to the portion of the option exercise price being paid thereby, provided that the Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under Section 16(b) of the Exchange Act and does not require any Consent (as defined in Section 5.3);

  (~~iv~~4) with the consent of the committee in its sole discretion, by the promissory note and agreement of the grantee providing for payment with interest on the unpaid balance accruing at a rate not less than that needed to avoid the imputation of income

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APPENDIX A

  under Code section 7872 and upon such terms and conditions (including the security, if any, therefor) as the Committee may determine in its sole discretion; provided, however, no grantee who is subject to Section 402 of the Sarbanes-Oxley Act of 2002 (the "S-O Act") may pay pursuant to this clause (iv); or

  (~~v~~5)  by any other means which the Committee, in its sole discretion, determines to be consistent with the purposes of the Plan.

(c)    Cashless Exercise. For any grantee who is not subject to Section 402 of the S-O Act, payment in accordance with clause (i) of Section 2.6(b) may be deemed to be satisfied, if and to the extent provided in the applicable Plan agreement, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock acquired upon exercise to pay for all of the Common Stock acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the grantee's direction at the time of exercise.

(d)    Issuance of Shares. As soon as practicable after receipt of full payment, the Company shall, subject to the provisions of Section 5.3, deliver to the grantee one or more certificates for the shares of Common Stock so purchased, which certificates may bear such legends as the Company may deem appropriate concerning restrictions on the disposition of the shares in accordance with applicable securities laws, rules and regulations or otherwise.

2.7     TERMINATION OF SERVICE.

For purposes of the Plan, "termination of service" means, in the case of an employee, the termination of the employment relationship between the employee and the Partnership and all Affiliates; and in the case of an individual who is not an employee, the termination of the service relationship between the individual and the Partnership and all Affiliates. Subject to the other provisions of the Plan and unless the applicable Plan agreement otherwise provides:

(a)    General Rule. All options and stock appreciation rights granted to a grantee shall terminate upon his termination of service for any reason (including death) except to the extent post-service exercise of the vested portion of an option or stock appreciation right is permitted in accordance with this Section 2.7. The "vested portion" of any option or stock appreciation right shall mean the portion thereof which is exercisable immediately prior to the grantee's termination of service for any reason.

(b)    Improper Activity. All options and stock appreciation rights granted to a grantee shall terminate and expire on the day of the grantee's termination of service for cause, whether or not the grantee is a party to a written service contract. For purposes of this Section 2.7, a grantee's service shall be deemed to be terminated for "cause" if he is discharged (i) on account of fraud, embezzlement or other unlawful or tortious conduct, whether or not involving or against the Partnership or any Affiliate, (ii) for violation of a policy of the Partnership or any Affiliate, (iii) for serious and willful acts of misconduct detrimental to the business or reputation of the Partnership or any Affiliate or (iv) for "cause" or any like term as defined in any written contract with the grantee.

(c)    Regular Termination; Leaves of Absence. If the grantee's service terminates for reasons other than as provided in subsection (b) or (d) of this Section 2.7, the portion of options and stock appreciation rights granted to such grantee which were exercisable immediately prior to such termination of service may be exercised until the earlier of (i) 30 days after his termination of service or (ii) the date on which such options and stock appreciation rights terminate or expire in accordance with the provisions of the Plan (other than this Section 2.7) and the Plan agreement; provided, that the Committee may in its sole discretion determine such other period for exercise in the case of an individual whose service terminates solely because the employer ceases to be an Affiliate or the grantee transfers employment with the Partnership's consent to a purchaser of a business disposed of by the Partnership. The Committee may in its sole discretion determine (i) whether any leave of absence (including short-term or long-term disability or medical leave) shall constitute a termination of service for purposes of the Plan, and (ii) the impact, if any, of any such leave on outstanding awards under the Plan. The Committee shall not, however, have the discretion to grant any extension of an exercise or expiration period that would subject the grantee to gross income inclusion, interest, or additional tax pursuant to Code section 409A.

(d)    Death; Disability; Retirement. If a grantee's service terminates by reason of death, disability, or retirement at or after age 65, the portion of options and stock appreciation rights granted to such grantee which were exercisable immediately prior to such termination of service may be exercised until the earlier of (i) one year after his termination of service in the case of death or disability or three years after his termination of service by reason of retirement, or (ii) the date on which such options and stock appreciation rights terminate or expire in accordance with the Plan agreement. For purposes of this Section 2.7, the term "disability" shall mean, with respect to any grantee, a "permanent and total disability" as defined in section 22(e)(3) of the Code.

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APPENDIX A

2.8     SPECIAL ISO REQUIREMENTS.

In order for a grantee to receive special tax treatment with respect to stock acquired under an option intended to be an incentive stock option, the grantee of such option must be, at all times during the period beginning on the date of grant and ending on the day three months before the date of exercise of such option, an employee of the Company or any of the Company's parent or subsidiary corporations (within the meaning of Code section 424), or of a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction to which Code section 424(a) applies. The aggregate fair market value, determined as of the date an option is granted, of the Common Stock for which any grantee may be awarded incentive stock options which are first exercisable by the grantee during any calendar year under the Plan (and any other stock option plan to be taken into account under Code section 422(d)) shall not exceed $100,000. If an option granted under the Plan is intended to be an incentive stock option, and if the grantee, at the time of grant, owns stock possessing 10% or more of the total combined voting power of all classes of stock of the grantee's employer corporation or of its parent or subsidiary corporation, then (i) the option exercise price per share shall in no event be less than 110% of the fair market value of the Common Stock on the date of such grant and (ii) such option shall not be exercisable after the expiration of five years after the date such option is granted. The total number of shares of Common Stock that may be issued under the Plan upon the exercise of incentive stock options shall not exceed 3,000,000 shares.

ARTICLE 3    AWARDS OTHER THAN STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

3.1     RESTRICTED STOCK AWARDS.

(a)    Grant of Awards. The Committee may grant restricted stock awards, alone or in tandem with other awards, under the Plan in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. The vesting of a restricted stock award granted under the Plan may be conditioned upon the completion of a specified period of service with the Partnership or any Affiliate, upon the attainment of specified Performance Goals within specified Performance Cycles, and/or upon such other criteria as the Committee may determine in its sole discretion; provided, however; that subject to Section 5.17, every restricted stock award which is based solely on completion of a specified period of service must have a minimum period of service of thirty-six consecutive months and any restricted stock award which is based in whole or in part on the achievement of specified Performance Goals must relate to a Performance Cycle of not less than twelve consecutive months.

(b)    Payment. Each Plan agreement with respect to a restricted stock award shall set forth the amount (if any) to be paid by the grantee with respect to such award. If a grantee makes any payment for a restricted stock award which does not vest, appropriate payment may be made to the grantee following the forfeiture of such award on such terms and conditions as the Committee may determine.

(c)    Forfeiture Upon Termination of Service. Unless the applicable Plan agreement otherwise provides or the Committee otherwise determines, (i) if a grantee's service terminates for any reason (other than death or disability) before all of his restricted stock awards have vested, such unvested awards shall terminate and expire upon such termination of service, and (ii) in the event any condition to the vesting of restricted stock awards is not satisfied within the period of time permitted therefor, such restricted shares shall be returned to the Partnership. If a grantee's service terminates by reason of death or disability any unvested portion of a restricted stock award which has been earned as a result of the attainment of applicable Performance Goals shall be fully vested as of the awardee's date of death or disability.

(d)    Issuance of Shares. The Committee may provide that one or more certificates representing restricted stock awards shall be registered in the grantee's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the terms and conditions of the Plan and the applicable Plan agreement, or that such certificate or certificates shall be held in escrow by the Partnership on behalf of the grantee until such shares vest or are forfeited, all on such terms and conditions as the Committee may determine. Unless the applicable Plan agreement otherwise provides, no share of restricted stock may be assigned, transferred, otherwise encumbered or disposed of by the grantee until such share has vested in accordance with the terms of such award. Subject to the provisions of Section 5.4, as soon as practicable after any restricted stock award shall vest, the Partnership shall issue or reissue to the grantee (or to his designated beneficiary in the event of the grantee's death) one or more certificates for the Common Stock represented by such restricted stock award without such restricted legend.

(e)    Grantees' Rights Regarding Restricted Stock. Unless the applicable Plan agreement otherwise provides, (i) a grantee may vote and receive dividends on restricted stock awarded under the Plan, and (ii) any stock received as a dividend on, or in connection with a stock split of, a restricted stock award shall be subject to the same restrictions as such restricted stock.

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APPENDIX A

3.2     COMMON STOCK AWARDS.

The Committee may issue awards under the Plan, payable in Common Stock, including, but not limited to awards of Common Stock equal to dividends declared on Common Stock, alone or in tandem with other awards, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. Such Common Stock awards under the Plan shall relate to a specified maximum number of shares granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions.

3.3     PERFORMANCE UNITS.

(a)    Grant of Units. The Committee may grant performance units under the Plan that include the right to acquire shares of Common Stock or ~~Partnership equity interests~~Units exchangeable for Common Stock, along with ~~related dividend~~the right to receive current or on a deferred or contingent basis dividends from the Company or distributions ~~rights~~from the Partnership, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan~~.~~ and the Partnership Agreement. Subject to Section 5.17, any performance unit which is based in whole or in part on the achievement of specified Performance Goals must relate to a Performance Cycle of not less than twelve consecutive months.

(b)    ~~Performance Units~~ Terms. Each performance unit under the Plan shall relate to a specified maximum number of shares of Common Stock or ~~Partnership equity interests~~Units and shall be exchangeable, in whole or in part, for shares~~, Partnership equity interests exchangeable for shares~~ of Common Stock on a one-for-one basis, or cash, as selected by the General Partner (or such other form of consideration ~~equivalent in value thereto~~ as may be determined by the Committee in its sole discretion~~) in up to an amount equal to the fair market value of an equal number of unrestricted shares,~~ equivalent in value thereto) at the end of a specified ~~period of time or~~ Performance Cycle on such terms as may be established by the Committee. The number of such shares ~~or Partnership equity interests~~of Common Stock or Units which may be deliverable pursuant to such performance unit shall be based upon the degree of attainment of Performance Goals over a Performance Cycle ~~or the satisfaction of continuous service vesting requirements on such terms~~ as may be established by the Committee. The Committee may provide for full or partial credit, prior to ~~full vesting of~~completion of such Performance Cycle or achievement of the degree of attainment of the Performance Goals specified in connection with such performance unit, in the event of the participant's death, disability, or such other circumstances, to the extent permitted by Code section 162(m), if applicable, as the Committee may determine in its sole discretion to be fair and equitable to the participant or in the interest of the Partnership and its Affiliates.~~"~~

3.4     LIMITATION.

The total number of shares of Common Stock that may be issued pursuant to restricted stock awards, common stock awards and performance unit awards granted to any one participant pursuant to the Plan in any calendar year shall not exceed (i) 600,000, minus (ii) the number of shares subject to any other Awards (which for the avoidance of doubt, includes the awards specified in Section 1.4(a)) granted to such participant during such year. Notwithstanding the preceding sentence, for calendar years 2015 through 2018, the phrase "600,000" in the preceding sentence shall be replaced with the phrase "500,000".

ARTICLE 4    GRANTS OF RESTRICTED STOCK TO ELIGIBLE DIRECTORS

4.1     GRANTS TO ELIGIBLE DIRECTORS.

~~Effective May 11, 2006, each Eligible Director of the Company shall be granted restricted stock awards in accordance with this Article 4.~~

Subject to Section 3.4, the Committee may grant Eligible Directors of the Company restricted stock awards in accordance with this Article 4. Grants under this Article 4 may be made on a discretionary basis from time to time or on a continuing basis upon the election or appointment of an Eligible Director as determined by the Committee.

4.2     AMOUNT OF AWARDS.

~~Each person who serves as an Eligible Director shall receive the following awards of restricted stock:~~

~~(a)    Initial Election. Each Eligible Director who is elected or appointed a director of the Company and who has not previously served as a director of the Company or its predecessors, shall be granted a restricted stock award on the first day of the first calendar month following the month in which such person first becomes an Eligible Director for that number of shares of stock having a value on such date of grant equal to $82,500.~~

~~(b)    Reelection. As of the date of each annual meeting of the Company's stockholders (the "Annual Meeting"), each Eligible Director shall be granted a restricted stock award for that number of shares of stock having a value on such date of grant equal to $82,500~~

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APPENDIX A

~~(the "Subsequent Awards"); provided, however, that if a person is elected, appointed or otherwise becomes an Eligible Director during a period 60 days prior to the Annual Meeting in any year, then such Eligible Director will receive no Subsequent Awards, and provided, further, that each Eligible Director receiving Subsequent Awards must continue to serve as a director of the Company after such Annual Meeting.~~

The Committee shall determine the amount of each restricted stock award, which may be made by a reference to the number of shares of Common Stock, a dollar amount to be divided by the fair market value of the Common Stock on the date of grant or a dollar amount to be divided by the average fair market value of the Common Stock over a period of time specified by the Committee. The Committee may grant additional restricted stock awards to Eligible Directors serving on specified committees of the Board, acting as chairs of any such committee or acting as lead director or any other capacity relating to the Board.

~~(c)    Committee Chairs. Each Eligible Director who is serving as the chairperson of the Audit Committee of the Board of Directors as of the date of the Annual Meeting shall be granted a restricted stock award for that number of shares of stock having a value on such date of grant equal to $10,000. Each Eligible Director who is serving as the chairperson of any other standing committee of the Board of Directors as of the date of the Annual Meeting shall be granted a restricted stock award for that number of shares of stock having a value on such date of grant equal to $7,500.~~

~~(d)    Lead Director. The Eligible Director who is serving as the Lead Director of the Board of Directors as of the date of the Annual Meeting shall be granted a restricted stock award for that number of shares of stock having a value on such date of grant equal to $12,500.~~

~~(e)    Valuation. The number of shares of stock included in any award of restricted stock under this Article 4 shall be determined by dividing the cash value of such award by a number representing the 20 trading day average per share closing price of the Common Stock ending on the trading day immediately preceding the date of any such award.~~

4.3     TERMS OF RESTRICTED STOCK AWARDS.

(a)    Vesting. ~~Unless the 5% exception~~ Except as expressly provided ~~for in Section 5.17 has been exceeded~~otherwise in the Plan agreement, each award of restricted stock under this Article 4 shall fully vest on the first anniversary of the date of grant of such award. Except as provided in Section 4.4 as provided otherwise in the Plan agreement or as otherwise determined by the Committee, if an Eligible Director's service as a director terminates before all of his or her restricted stock awards have vested, any unvested portion of an award shall terminate and expire upon such termination of service~~. If the 5% exception provided for in Section 5.17 has been exceeded, the vesting period for subsequent grants shall increase to the third anniversary of the date of the grant~~. If an Eligible Director's service terminates by reason of death or disability or after an Eligible Director has served a minimum of five annual terms as director of the Company, its predecessors or successors, any unvested portion of a restricted stock award, may, upon determination of the Committee or the Board of Directors of the Company and subject to the limitations of Section 5.17, become fully vested without completion of the minimum period of service requirement.

(b)    Grantee's Rights. A grantee may vote and receive dividends on the restricted stock awards granted hereunder. Any stock or other property paid as a dividend on, or in connection with a stock split of, a restricted stock award, shall be subject to the same restrictions that apply to such restricted stock award.

(c)    Issuance of Shares. ~~One or more certificates representing~~ The transfer agent of the Common Stock shall create book entries evidencing the restricted stock awards ~~shall be registered~~established in the Eligible Director's name ~~and bear an appropriate legend specifying that such shares are not transferable and are~~which shall be subject to restrictions on transfer and the terms and conditions of the Plan. No shares of restricted stock may be assigned, transferred, otherwise encumbered or disposed of by the grantee until such award has vested and only after the underlying shares of Common Stock have been ~~delivered~~released pursuant to Section 4.5 hereof.

4.4     CHANGE OF CONTROL.

~~In the event of a Change of Control prior to the date~~The Plan agreement for a restricted stock award ~~granted~~ under this Article 4 may provide that, in the event of a change of control prior to the date the award fully vests, all shares of restricted stock not previously vested shall become immediately vested and deferred pursuant to Section 4.5. ~~For this purpose, a "Change of Control" shall mean (i) a merger or consolidation of the Company with another corporation, whether or not the Company is the surviving corporation, where there is a change in the rights, preferences or control of outstanding shares of Common Stock by reason of such merger or consolidation, (ii) an acquisition of all or substantially all of the assets of the Company by another person, or (iii) a reorganization or liquidation of the Company.~~

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APPENDIX A

4.5     DEFERRED DELIVERY; REINVESTMENT OF DIVIDENDS.

~~Upon~~Except as expressly provided otherwise in the Plan agreement, upon vesting, the delivery of the shares of Common Stock underlying any restricted stock awards shall be deferred in accordance with the terms of the Director Deferred Compensation Plan until an Eligible Director's service as a director of the Company terminates. During the deferral period, all cash dividends payable with respect to such shares of Common Stock shall be reinvested in shares of Common Stock pursuant to terms of the Company's ~~Dividend Reinvestment Plan~~dividend reinvestment plan as in effect from time to time and delivery of any such shares shall also be deferred pursuant to the Director Deferred Compensation Plan.

ARTICLE 5    MISCELLANEOUS

5.1~~.~~     AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS.

(a)    Plan Amendments. The Partnership, by action of its General Partner, may, without approval of other partners in the Partnership, at any time and from time to time suspend, ~~discontinue~~terminate or amend the Plan in any respect whatsoever, except that no such amendment shall impair any rights under any award theretofore made under the Plan without the consent of the grantee of such award. Furthermore, the General Partner shall submit for stockholder approval any amendment (other than an amendment pursuant to the adjustment provisions of Section 1.6) required to be submitted for stockholder approval by law, regulation or applicable stock exchange requirements or that otherwise would: (i) increase the maximum number of shares of Common Stock that may be awarded in Section 1.5(a); (ii) extend the ~~term~~Termination Date (as defined in Section 5.14) of this Plan; or (iii) change the class of persons eligible to be participants. Any Plan amendment shall be obtained in such a manner and to such a degree as is required by applicable law or regulation.

(b)    Award Modifications. With the consent of the grantee and subject to the terms and conditions of the Plan (including Section 5.1(a)), the Committee may amend outstanding Plan agreements with such grantee, including, without limitation, any amendment which would (i) accelerate the time or times at which an award may vest or become exercisable but only in case of death, disability, retirement or as a result of a ~~Change~~change in ~~Control~~control and/or (ii) extend the scheduled termination or expiration date of the award; provided, however, that the Committee shall not enter into any amendments of outstanding agreements that would subject the grantee to gross income inclusion, interest, or additional tax pursuant to Code section 409A.

5.2     LIMITATION ON EXERCISE.

No option or stock appreciation right shall be exercisable to the extent that such exercise will cause the Partnership or any Affiliate to pay any amount which would be nondeductible by the Partnership or such Affiliate by reason of Code section 162(m).

5.3     RESTRICTIONS.

(a)    Consent Requirements. If the Committee shall at any time determine in its sole discretion that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the acquisition, issuance or purchase of shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, if (i) the Committee may make any payment under the Plan in cash, Common Stock or both, and (ii) the Committee determines that Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms, then the Committee shall be entitled to determine not to make any payment whatsoever until such Consent has been obtained.

(b)    Consent Defined. The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or other self-regulatory organization or under any federal, state or local law, rule or regulation, (ii) the expiration, elimination or satisfaction of any prohibitions, restrictions or limitations under any federal, state or local law, rule or regulation or the rules of any securities exchange or other self-regulatory organization, (iii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (iv) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or any parties to any loan agreements or other contractual obligations of the Partnership or any Affiliate.

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APPENDIX A

5.4     NONTRANSFERABILITY.

Except as expressly authorized by the Committee in the Plan agreement, no award granted to any grantee under the Plan shall be assignable or transferable by the grantee other than by will or by the laws of descent and distribution and during the lifetime of the grantee, all rights with respect to any option or stock appreciation right granted to the grantee under the Plan shall be exercisable only by the grantee.

5.5     WITHHOLDING TAXES.

(a)    Whenever under the Plan shares of Common Stock are to be delivered pursuant to an award, the Committee may require as a condition of delivery that the grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Whenever cash is to be paid under the Plan (whether upon the exercise of stock appreciation right or otherwise), the Partnership may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto or to the delivery of any shares of Common Stock under the Plan.

(b)    Without limiting the generality of the foregoing, (i) a grantee may elect to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted shares of Common Stock owned by the grantee for at least six months (or such other period as the Committee may determine in its sole discretion) having a fair market value (determined as of the date of such delivery by the grantee) equal to all or part of the amount to be so withheld, provided that the Committee may require, as a condition of accepting any such delivery, the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under Section 16(b) of the Exchange Act; and (ii) the Committee may permit any such delivery to be made by withholding shares of Common Stock from the shares otherwise issuable pursuant to the award giving rise to the tax withholding obligation (in which event the date of delivery shall be deemed the date such award was exercised) having a fair market value (determined as of the date of such exercise).

5.6     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

If and to the extent specified by the Committee, the number of shares of Common Stock which may be issued pursuant to awards under the Plan, the number of shares of Common Stock subject to awards, the option exercise price and appreciation base of options and stock appreciation rights theretofore granted under the Plan, and the amount payable by a grantee in respect of an award, shall be appropriately adjusted (as the Committee may determine) for any change in the number of issued shares of Common Stock or outstanding Units resulting from the subdivision or combination of shares of Common Stock or Units or other capital adjustments, or the payment of a stock dividend or Partnership distribution in the form of additional Units after the effective date of the Plan, or other change in such shares of Common Stock or Units effected without receipt of consideration ~~by the Company~~; provided that any awards covering fractional shares of Common Stock or Units resulting from any such adjustment shall be eliminated and provided further, that each incentive stock option granted under the Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an "incentive stock option" within the meaning of Code section 422. Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

5.7     RIGHT OF DISCHARGE RESERVED.

Nothing in the Plan or in any Plan agreement shall confer upon any person the right to continue in the service of the Partnership or any Affiliate or affect any right which the Partnership or any Affiliate may have to terminate the service of such person.

5.8     NO RIGHTS AS A STOCKHOLDER.

No grantee or other person shall have any of the rights of a stockholder of the Company with respect to shares subject to an award until the issuance of a stock certificate to him for such shares. Except as otherwise provided in Section 5.6, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued. In the case of a grantee of an award which has not yet vested, the grantee shall have the rights of a stockholder of the Company if and only to the extent provided in the applicable Plan agreement.

5.9     NATURE OF PAYMENTS.

(a)    Any and all awards or payments hereunder shall be granted, issued, delivered or paid, as the case may be, in consideration of services performed for the Partnership or its Affiliates by the grantee.

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APPENDIX A

(b)    No such awards and payments shall be considered special incentive payments to the grantee or, unless otherwise determined by the Committee, be taken into account in computing the grantee's salary or compensation for the purposes of determining any benefits under (i) any pension, retirement, life insurance or other benefit plan of the Partnership or any Affiliate or (ii) any agreement between the Partnership or any Affiliate and the grantee.

(c)    By accepting an award under the Plan, the grantee shall thereby waive any claim to continued exercise or vesting of an award or to damages or severance entitlement related to non-continuation of the award beyond the period provided herein or in the applicable Plan agreement, notwithstanding any contrary provision in any written contract with the grantee, whether any such contract is executed before or after the grant date of the award.

5.10     NON-UNIFORM DETERMINATIONS.

The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, (c) the exercise by the Committee of its discretion in respect of the exercise of stock appreciation rights pursuant to the terms of the Plan, and (d) the treatment of leaves of absence pursuant to Section 2.7(c).

5.11     OTHER PAYMENTS OR AWARDS.

Nothing contained in the Plan shall be deemed in any way to limit or restrict the Partnership, any Affiliate or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

5.12     REORGANIZATION.

(a)    In the event that the Company is merged or consolidated with another corporation and, whether or not the Company shall be the surviving corporation, there shall be any change in the shares of Common Stock by reason of such merger or consolidation, or in the event that all or substantially all of the assets of the Company are acquired by another person, or in the event of a reorganization or liquidation of the Company (each such event being hereinafter referred to as a "Reorganization Event") or in the event that the Board ~~of Directors of the Company (the "Board")~~ shall propose that the Company enter into a Reorganization Event, then the Committee may in its sole discretion, by written notice to a grantee, provide that his options and stock appreciation rights will be terminated unless exercised within 30 days (or such longer period as the committee shall determine in its sole discretion) after the date of such notice; provided that if the Committee takes such action the Committee also shall accelerate the dates upon which all outstanding options and stock appreciation rights of such grantee shall be exercisable. The Committee also may in its sole discretion by written notice to a grantee provide that all or some of the restrictions on any of his awards may lapse in the event of a Reorganization Event upon such terms and conditions as the Committee may determine.

(b)    Whenever deemed appropriate by the Committee, the actions referred to in Section 5.12(a) may be made conditional upon the consummation of the applicable Reorganization Event.

5.13     SECTION HEADINGS.

The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

5.14     ~~TERM~~ EFFECTIVE DATE AND DURATION OF THE PLAN.

~~This Plan shall terminate on December 31, 2013, and no awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all awards made under the Plan prior to such termination date shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan agreement.~~

(a)    The Plan shall become effective as of May 17, 2012 (the date of the Company's annual stockholder meeting in 2012), except for provisions of the Plan which specifically refer to later effective dates.

(b)    The Plan shall remain in effect until all Shares subject to it shall be distributed, all awards have expired or terminated, the Plan is terminated pursuant to Section 5.1(a), or December 31, 2018, whichever occurs first (the "Termination Date"). Awards made before the Termination Date will continue to be outstanding in accordance with their terms unless limited in the applicable Plan agreement.

 SIMON PROPERTY GROUP   2014 PROXY STATEMENT    13

APPENDIX A

5.15     GOVERNING LAW.

THE PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

5.16     REPRICING OF OPTIONS.

Except in connection with a corporate transaction involving the ~~company~~Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or stock appreciation rights or cancel outstanding options or stock appreciation rights in exchange for cash, other awards or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights without stockholder approval.

5.17     EXCEPTION TO CERTAIN LIMITATIONS

Notwithstanding the limitations contained in the proviso to the second sentence of Section 3.1(a) and the last sentence of Section 3.3(a) concerning minimum periods of service for vesting or minimum periods for Performance Cycles ~~and the provisions of Section 4.3(a) which permit the Company or the Board to reduce the three-year vesting period if grantee dies or becomes disabled~~, restricted stock awards and performance unit awards may be made with vesting periods based on service periods of less than thirty-six consecutive months or Performance Cycles of less than twelve consecutive months as long as the aggregate number of shares subject to such shorter periods does not exceed five percent of the maximum number of shares set forth in Section 1.5(a).

5.18     CODE SECTION 409A.

(a)    If as of the date his employment terminates, a grantee is a "key employee" within the meaning of Code section 416(i), without regard to paragraph 416(i)(5) thereof, and if the Company has stock that is publicly traded on an established securities market or otherwise, any deferred compensation payments otherwise payable under this Plan because of his termination of service (for reasons other than death or disability) will be suspended until, and will be paid to the grantee on, the first day of the seventh month following the month in which the grantee's last day of employment occurs. For purposes of this Plan, "deferred compensation" means compensation provided under a nonqualified deferred compensation plan as defined in, and subject to, Code section 409A.

(b)    The Plan and any Plan agreements shall be interpreted and applied in a manner consistent with the applicable standards for nonqualified deferred compensation plans established by Code section 409A and its interpretive regulations and other regulatory guidance. To the extent that any terms of the Plan or a Plan agreement would subject the grantee to gross income inclusion, interest, or additional tax pursuant to Code section 409A, those terms are to that extent superseded by, and shall be adjusted to the minimum extent necessary to satisfy, the applicable Code section 409A standards.

5.19     RULE 16b-3.

It is intended that the Plan and all awards granted pursuant to it shall be administered by the Committee so as to permit the Plan and awards to comply with Rule 16b-3 promulgated under the Exchange Act Rule. If any provision of the Plan or of any award would otherwise frustrate or conflict with the intent expressed in this Section 5.19, that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applied to grantees subject to Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

5.20     FORFEITURE AND COMPENSATION RECOVERY.

Awards and any compensation associated therewith may be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law. Any Plan agreement may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

 14     SIMON PROPERTY GROUP   2014 PROXY STATEMENT

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000208937_1 R1.0.0.51160 SIMON PROPERTY GROUP, INC. 225 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 14, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 14, 2014. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: For Against Abstain 1. Election of Directors 01 Melvyn E. Bergstein 02 Larry C. Glasscock 03 Karen N. Horn, Ph.D. 04 Allan Hubbard 05 Reuben S. Leibowitz 06 Daniel C. Smith, Ph.D. 07 J. Albert Smith, Jr. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2 Advisory Vote on the Approval of Executive Compensation. 3 Ratification and Approval of the Amended and Restated 1998 Stock Incentive Plan. 4 Ratification of Ernst & Young LLP as Independent Registered Public Accounting Firm. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000208937_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10k Wrap is/are available at www.proxyvote.com . SIMON PROPERTY GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2014 The stockholder hereby appoints David Simon and Larry C. Glasscock, or either of them, as proxies, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Simon Property Group, Inc. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 a.m., Eastern Daylight Time, on May 15, 2014, at 225 WEST WASHINGTON STREET, INDIANAPOLIS, INDIANA, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ON THE REVERSE SIDE FOR ELECTION TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side